As filed with the U.S. Securities and Exchange Commission on April 29, 2026
1933 Act Registration No. 333-76154
1940 Act registration No. 811-07934

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 25	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 42	☒

THRIVENT VARIABLE ANNUITY ACCOUNT B
(Exact Name of Registered Separate Account)
Thrivent Financial for Lutherans
(Name of Insurance Company)
600 Portland Ave. S., Suite 100
Minneapolis, Minnesota 55415
(Address of Insurance Company's Principal Executive Offices)
Insurance Company’s Telephone Number, including Area Code: 920-628-2347
Cynthia K. Mueller

4321 North Ballard Road
Appleton, WI 54919
(Name and Address of Agent for Service)
It is proposed that this filing will become effective:
☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on April 30, 2026 pursuant to paragraph (b) (1) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on (date) pursuant to paragraph (a)(1) of Rule 485
☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485
☐	on (date) pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:
☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Check each box that appropriately characterizes the Registrant:
☐	New Registrant (as applicable, a Registered Separate Account or Insurance Company that has not filed a Securities Act registration statement or amendment thereto within 3 years preceding this filing)
☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”))
☐
If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act

☒	Insurance Company relying on Rule 12h-7 under the Exchange Act
☐	Smaller reporting company (as defined by Rule 12b-2 under the Exchange Act)

Thrivent Flexible Premium Deferred Variable Annuity
Thrivent Variable Annuity Account B

Statutory Prospectus
April 30, 2026
This prospectus describes key features of the Thrivent Flexible Premium Deferred Variable Annuity Contract. Even though we no longer issue new Contracts, you may continue to allocate premiums among investment options with different investment objectives.
This Contract has Variable Options and a Fixed Account option. Additional information about each Variable Option and the Fixed Account can be found in the Appendix. This Contract is a complex investment and involves risks, including potential loss of principal. The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Withdrawals could result in taxes and/or tax penalties, as applicable. Thrivent’s obligations under the Contract are subject to its financial strength and claims-paying ability.
Additional information about certain investment products, including variable annuity contracts, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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3

Special Terms
Accumulated Value	The sum of the values for your Contract in Subaccounts and the Fixed Account during the accumulation phase.
Annuitant	The person(s) named in the Contract whose life is used to determine the duration of annuity payments involving life contingencies.
Annuity Commencement Date	A date when annuity payments begin.
Annuity Unit	A unit of measure which is used in the calculation of the second and each subsequent variable annuity payment.
Commuted Value	The amount expressed as a lump sum payment which represents the present value of the future payments for the remaining guaranteed period.
Contract	The individual flexible premium variable annuity Contract offered by Thrivent and described in this prospectus.
Contract Anniversary	The same date in each succeeding year as the Date of Issue of the Contract.
Contract Owner	The person who controls all the rights under the Contract while the Annuitant is alive. The Annuitant is the Contract Owner, unless another owner is named in the Contract application.
Contract Year	The period from one Contract Anniversary to the next. The first Contract Year will be the period beginning on the Date of Issue of the Contract and ending on the first Contract Anniversary.
Fixed Account
The Fixed Account is the general account of Thrivent, which consists of all assets of Thrivent other than those allocated to a separate account of Thrivent.
For the current interest rate, please call our Service Center at 1-800-847-4836.

Investment Option	A Variable Option or the Fixed Account available in this Contract.
Notice	A request signed by you or provided in another manner acceptable to us and received in good order by us at our Service Center.
Portfolio	A Portfolio of the Fund. Each Subaccount invests exclusively in the shares of a corresponding Portfolio of the Fund.
Qualified Plan	A retirement plan that receives favorable tax treatment under Section 401, 403, 408, 408A or similar provisions of the Internal Revenue Code.
Service Center	Thrivent, 4321 North Ballard Road, Appleton, Wisconsin 54919-0001, telephone, 1-800-847-4836, or such other office as we may specify in a notice to the Contract Owner.
Settlement Option	You may elect to convert all or some of your Accumulated Value into guaranteed annuity payments from us. A death benefit, if any, would then depend on the option selected.
Spouse
An individual lawfully married to another individual as defined by federal tax law.
The marriage must be recognized by the state, possession, or territory of the
United States in which the marriage is entered into, regardless of domicile.
Individuals who enter into a marriage under the laws of a foreign jurisdiction are recognized as married for federal tax law purposes if the relationship would be recognized as marriage under the laws of at least one state, possession, or territory of the United States, regardless of domicile.

Subaccount	A subdivision of the Variable Account. Each Subaccount invests exclusively in the shares of a corresponding Portfolio.
Valuation Day	Each day the New York Stock Exchange is open for trading. The Valuation Day ends at the close of regular trading on the New York Stock Exchange, usually 4:00 p.m. Eastern Time.
Valuation Period	The period commencing at the close of business of a Valuation Date and ending at the close of business of the next Valuation Date.
Variable Account	Thrivent Variable Annuity Account B, which is a separate account of Thrivent. The Subaccounts are subdivisions of the Variable Account.
Variable Option	An Investment Option under the Contract of which the value of the contract varies according to the investment experience of a Subaccount

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Overview of the Contract
What is the Contract, and what is it designed to do?
The Contract is an individual flexible premium deferred variable annuity contract intended to help you accumulate assets for retirement or other long-term goals, through an investment in one or more portfolios and the Fixed Account.
When you are ready to take money out of the annuity, the contract offers withdrawals on an ad hoc or systematic basis. Annuities provide you the option of electing from several types of annuity payments (Settlement Options), that can be guaranteed for a set timeframe or for your lifetime.
For whom is the Contract appropriate?
The Contract may be appropriate if you have a long-term investment horizon. It is not appropriate for people who may need to make early or frequent withdrawals or who intend to engage in frequent trading.
What are the phases of the Contract?
The Contract has two phases, the accumulation phase and the income phase.
During the accumulation phase, you may make premium payments and transfer Accumulated Value between the various investment options and the Fixed Account, subject to some limitations. Additional information about the available investment options can be found in the Appendix at the end of this document.
The income phase begins when we begin to make payment to you. If you elect to annuitize, you may have all or part of your Contract’s Accumulated Value converted into guaranteed annuity payments (a Settlement Option). Once you move to a Settlement Option, you may or may not have a death benefit or be able to take additional withdrawals, depending on the Settlement Option you choose.
What are the Contract’s primary features?
Investment Options: The Contract provides the opportunity for tax-deferred growth by allocating the Accumulated Value to a variety of investment options and the Fixed Account.
Tax Treatment: The premium payments you put into the Contract have the potential to accumulate on a tax-deferred basis.  This means earning are not taxed until money is paid out of the Contract.
Dollar Cost Averaging:  You may choose Dollar Cost Averaging, which allows you to have automatic periodic transfers made to one or more of the variable Portfolios. Dollar Cost Averaging allows such investments to be made in installments over time.
Asset Rebalancing: You may choose the Automatic Asset Rebalancing Program, which transfers your Accumulated Value among variable Portfolios on a regular basis according to your instructions. This can help you select a specific asset allocation and maintain it over time.
Death Benefits: The Contract has a Death Benefit if an Annuitant dies in the accumulation phase.
Settlement Options: You may elect to convert some or all of your Accumulated Value into guaranteed annuity payments from us. A Death Benefit, if any, would then depend on the option selected.

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Key Information
Important Information You Should Consider About the Contract
FEES AND EXPENSES				Location in Statutory Prospectus
Are There Charges or Adjustments for Early Withdrawals?	No. There are no longer any charges for making a full or partial surrender from this Contract.			Fee Table
Are There Transaction Charges?
Yes. There may be charges for other transactions. You will pay a charge if you request a wire transfer of funds from your Contract to another financial institution. Your financial institution may also charge a fee to receive a wire. You will also pay a charge if you request to have a check sent to you using an overnight mail service.
Fee Table
Are There Ongoing Fees and Expenses?
Yes. The table below describes the fees and expenses that you may pay each year, depending on the Investment Options you choose. Please refer to your
Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
Fee Table
	Annual Fee	Minimum	Maximum
	Base Contract (as a percentage of average daily assets of each Portfolio)	0.0%	1.25%
	Portfolio Company fees and expenses (Expenses that you pay as a percentage of your investment. Expenses may be higher or lower in future years. More detail is contained in the prospectus for each Portfolio .)	0.22%	1.52%
Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract.

	Lowest Annual Cost: $1,243	Highest Annual Cost: $2,551
	Assumes:	Assumes:
	Investment of $100,000	Investment of $100,000
	5% annual appreciation	5% annual appreciation
	Least expensive Portfolio fees and expenses	Most expensive combination of Portfolio fees and expenses
	No optional benefits or riders	No optional benefits or riders
	No sales charges	No sales charges
	No additional purchase payments, transfers or withdrawals	No additional purchase payments, transfers or withdrawals
RISKS				Location in Statutory Prospectus
Is There a Risk of Loss from Poor Performance?	Yes. You can lose money investing in the Contract.			Principal Risks of Investing in the Contract
Is This a Short-Term Investment?	No. The Contract is not a short-term investment and is not appropriate for you if you need ready access to cash. Amounts withdrawn from the Contract may result in taxes and tax penalties.			Principal Risks of Investing in the Contract

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What Are the Risks Associated with Investment Options?
An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the variable
Investment Options available under the Contract. Each Investment Option
(including the Fixed Account) will have its own unique risks, and you should review the available Investment Options before making an investment decision.
Principal Risks of Investing in the Contract
What are the Risks Related to the Insurance Company?
An investment in the Contract is subject to the risks related to Thrivent. Any obligations (including those under the Fixed Account), guarantees or benefits are subject to the claims-paying ability of Thrivent. More information about
Thrivent, including its financial strength ratings are available upon request by calling (800) 847-4836 or by sending an email to mail@thrivent.com.
Principal Risks of Investing in the Contract
RESTRICTIONS		Location in Statutory Prospectus
Are There Restrictions on the Investment Options?
Yes. We reserve the right to add, delete, combine or substitute investment options.
The total amount transferred each time must be at least $200 (unless the total value in the Investment Optionss or the Fixed Account is less than $200, in which case the entire amount may be transferred). We reserve the right to limit the number of Subaccount transfers in any Contract Year, although we will always allow at least 12 Subaccount transfers a year. With respect to the Fixed
Account, transfers out of the Fixed Account are limited to only one each
Contract Year and must be made on or within 45 days after a Contract
Anniversary. Premium amounts of $1 million or greater require prior approval.
We reserve the right to limit the total of all premiums paid under the Contract to
$1 million. Additional premiums must be at least $50.
Purchases and Contract Value – Fixed Account
Are There any Restrictions on Contract Benefits?	No.	Not Applicable
TAXES		Location in Statutory Prospectus
Taxes – What are the Contract’s Tax Implications?
You should consult with a tax professional to determine the tax implications of an investment in and withdrawals or benefits received under the Contract.
There is no additional tax benefit if the Contract is purchased through a tax-qualified plan or individual retirement account (IRA). Withdrawals may be subject to ordinary income tax and may be subject to a 10% federal tax penalty, if under age 59 1∕2 and no exception applies.
Taxes
CONFLICTS OF INTEREST		Location in Statutory Prospectus
How are Investment Professionals Compensated?
The financial advisor or professional will receive compensation whenever you submit additional premiums. In addition, they may receive trailing compensation based on the Contract’s Accumulated Value.
Financial advisors or professionals may have an incentive to offer or recommend the Contract over another investment. They may also have an incentive to recommend you move to a new product.
Distribution of the Contracts
Should I Exchange My Contract?
Some financial advisors or professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange your Contract if you determine, after comparing the features, fees, and risks of both contracts, and any fees or penalties to terminate the existing
Contract , that it is preferable for you to purchase the new Contract rather than continue to own the existing contract.
Taxes – Exchanges of Annuity Contracts

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Fee Table
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from an Investment Option or from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from an Investment Option or from the Contract, or transfer Contract value between Investment Options. State premium taxes are not currently deducted.
Transaction Expenses
Sales Load Imposed on Purchases (as a percentage of purchase payments)	0%
Surrender Charge (as a percentage of amount being surrendered)	6%[1]
Transfer Charge	$0[2]
The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including Portfolio Company fees and expenses).
Annual Contract Expenses	Maximum	Current
Administrative Expense[3]	$30	$30
Base Contract Expenses (as a percentage of daily net assets in the Subaccounts)	1.25%[4]	1.00%
As a fraternal benefit society, Thrivent is also required to have a Maintenance of Solvency provision. For a complete discussion on the Maintenance of Solvency provision, see Maintenance of Solvency in the statutory prospectus.
1For amounts being surrendered that exceed the 10% free surrender amount, unless an exception applies. When the Contracts were originally issued, there was a six-year surrender charge period. All Contracts are now out of the surrender charge period.
2You are allowed 12 transfers each Contract Year.
3 A $30 annual administrative charge is deducted on each Contract Anniversary only if, on that Contract Anniversary, the total of premiums paid under the Contract minus all prior surrenders is less than $5,000 and the Accumulated Value is less than $5,000. The $30 fee is a Contract charge and is deducted proportionately from the Subaccounts and the Fixed Account that make up the Contract’s Accumulated Value.
4A contract pending payout due to a death claim is charged based on the average daily net assets of the Variable Account and is equal to an annual rate of 0.85%.
The next item shows the minimum and maximum total operating expenses charged by the Portfolio Companies that you may pay periodically during the time that you own the Contract. Expenses shown may change over time and may be higher or lower in the future. A complete list of the Portfolio Companies available under the Contract, including their annual expenses, may be found at the back of this document in the Appendix.
Annual Portfolio Company Expenses	Minimum	Maximum
Expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses	0.22%	1.52%
Expenses after reimbursements and/or fee waivers	0.22%	1.15%[5]
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The Expenses after reimbursements and/or fee waivers line in the above table shows the minimum and maximum fees and expenses charged by all of the Portfolios after taking into account contractual fee waiver or reimbursement arrangements in place. Those contractual arrangements are designed to reduce Annual Portfolio Company Expenses and will continue for at least one year from the date of this prospectus

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Example
This Example is intended to help you compare the cost of investing in the Variable Options with the cost of investing in other annuity contracts that offer variable options. These costs include transaction expenses, annual Contract expenses and Annual Portfolio Company Expenses.
The Example assumes all Contract value is allocated to the Variable Options. Your costs could differ from those shown below if you invest in the Fixed Account.
The Example assumes that you invest $100,000 in the Variable Options for the time periods indicated. The example also assumes that your investment has a 5% return each year and assumes the most expensive combination of Annual Portfolio Company Expenses. Although your costs may be higher or lower, based on these assumptions, your costs would be6:

	Years
	1	3	5	10
If you do not surrender your Contract at the end of the applicable time period:
	$8,321	$12,438	$16,653	$30,993
If you annuitize at the end of the applicable time period:
	$8,321	$12,438	$14,643	$30,993
If you do not surrender your Contract:
	$2,801	$8,591	$14,643	$30,993

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For this example, the following assumptions are used: 1.25% mortality and expense risk charge, and portfolio operating expense of 1.52%.

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Principal Risks of Investing in the Contract
This annuity has some risks which may include the following:
♦
Market Risk. You can lose money by investing in the Contract, including loss of principal. You bear all the investment risk for amounts allocated to one or more of the Portfolios, which invest in underlying Funds. If the Portfolios you select increase in value, then your Accumulated Value goes up; if they decrease in value, your Accumulated Value goes down. How much your Accumulated Value goes up or down depends on the performance of the Portfolios. We do not guarantee the investment results of any Portfolio. An investment in the Contract is subject to the risk of poor investment performance, and the value of your investment can vary depending on the performance of the selected Portfolio(s), each of which has its own unique risks. You should review the prospectus for the Portfolio before making an investment decision. Neither the U.S. Government nor any federal agency insures or guarantees your investment in the Contract.
♦
Early Withdrawal Risk. The Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash. Early withdrawals may be subject to a significant surrender charge. If you make a withdrawal prior to age 59  1∕2, there may be adverse tax consequences, including a 10% federal tax penalty. In addition, a withdrawal could reduce the value of standard and optional benefits. The benefits of tax deferral, long-term income, and living benefit protections also mean that the Contract is more beneficial to investors with a long-time horizon.
♦
Contract Benefits Risk. Death benefits are reduced by withdrawals on a pro-rata basis. There is also a risk that any financial return of an optional benefit, if any, will ultimately be less than the amount you paid for the benefit. If you elect a partial or a full surrender into a settlement option, benefits related to your deferred value will be reduced or terminated.
♦
Insurance Company Risk. An investment in the Contract is subject to the risks related to Thrivent. Insurance obligations, guarantees, and benefits of the Contract are subject to the claims-paying ability of Thrivent.
♦
Contract Changes Risk. At any time, we may change, add, delete, or replace investment options applicable to existing Accumulated Value and new premiums. We may also add, delete, or substitute Subaccounts as permitted by law. We may substitute shares of another Subaccount, which may have differences such as (among other things) different fees and expenses, objectives, and risks, for shares of an existing Subaccount, at our discretion. We may also close Subaccounts to allocations of premiums or Accumulated Value, or both, at any time in our discretion. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the Subaccount investments. You will be notified at least 30 days prior to the date of any change. At the time you receive Notice of a change to the Subaccounts you may submit your own reallocation instructions. If you take no action, you may be subject to rebalancing in order to satisfy an investment restriction related to an optional benefit rider.
♦
Fixed Account Risk. Amounts invested in the Fixed Account will be subject to the financial strength and claims-paying ability of Thrivent.
♦
Investment Restrictions. We reserve the right to limit transfers in any Contract Year, although, we will always allow at least 12 transfers a year. In any Contract Year, only one of your allowed transfers may be from the Fixed Account.  Any transfer from the Fixed Account must be made on or within 45 days after a Contract Anniversary. We may impose limits on the minimum and maximum amounts that you may invest or other transaction limits that may limit your use of the Contract. In addition, we reserve the right to add, remove or substitute investment options.
♦
Premium Payment Risk. The maximum aggregate Premiums you may make without our prior approval is $1 million.
♦
Fees and Charges. Deduction of Contract fees and charges may result in loss of principal. We reserve the right to increase the fees and charges under the Contract up to the maximum guaranteed fees and charges stated in your Contract.
♦
Possible Adverse Tax Consequences. The tax considerations associated with the Contract vary and can be complicated. The applicable tax rules can differ, depending on the type of Contract, whether non-qualified, traditional

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IRA or Roth IRA. Before making contributions to your Contract or taking other action related to your Contract, you should consult with a tax professional to determine the tax implications of an investment in, and payments received under, the Contract.
♦
Risks Affecting our Administration of Your Contract. We and our service providers and business partners are subject to certain risks, including those resulting from system failures, cybersecurity events and other disasters. Such events can adversely impact us and our operations. These risks are common to all insurers and financial service providers and may materially impact our ability to administer the Contract (and to keep Contract owner information confidential).
♦
Alternatives to the Contract. Other contracts or investments may provide more favorable returns or benefits, as well as lower costs, than the Contract.
♦
Potentially Harmful Trading Activity. The Contract is not designed for frequent trading by anyone. Frequent trading may disrupt the underlying Portfolios and could negatively impact performance, by interfering with efficient management and reducing long-term returns, and increasing administrative costs. To protect Owners and the underlying Portfolios, we have policies and procedures to deter frequent trading between and among the Portfolios. We cannot guarantee that these policies and procedures will be effective in detecting and preventing all trading activity that could potentially disadvantage or hurt the rights or interests of other Owners.
♦
Cybersecurity Risk. We and our service providers may be susceptible to operational, information security, and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, gaining unauthorized access to digital systems to misappropriate assets or sensitive information, corrupt data, or otherwise disrupt operations. Cyber incidents affecting us, a Subaccount, or service providers have the ability to disrupt and impact business operations, potentially resulting in financial losses, by interfering with the ability to calculate Subaccount values, corrupting data or preventing parties from sharing information necessary for our operations, preventing or slowing transactions, stopping you from making transactions, potentially subjecting us to regulatory fines and penalties, and creating additional compliance costs. Similar types of cyber security risks are also present for issuers or securities in which the Subaccounts may invest, which could result in material adverse consequences for such issuers and may cause the Subaccounts’ investments in such companies to lose value. While we and our service providers have established business continuity plans in the event of such cyber incidents, there are inherent limitations in such plans and systems. Additionally, while we do have control frameworks and we do perform due diligence on our providers, we cannot fully control the cybersecurity plans and systems put in place by our service providers or any other third parties whose operations may affect the Subaccounts or your Contract. Although we attempt to minimize such failures through controls and oversight, it is not possible to identify all of the operation risks that may affect the Subaccounts or your Contract, or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures or other disruptions in service. The value of an investment in a Subaccount may be adversely affected by the occurrence of the operational errors or failures or technological issues or other similar events and you may bear costs tied to these risks.
Description of Insurance Company, Registered Separate Account, and Investment Options
Insurance Company
Thrivent Financial for Lutherans (“Thrivent”) is the Insurance Company that issues the Contract and is located at 600 Portland Ave S., Suite 100 Minneapolis, MN 55415. Thrivent is obligated to pay all amounts promised to investors under the Contract, subject to its financial strength and claims-paying ability. Thrivent is relying on the exemption provided by rule 12h-7 under the Securities Exchange Act (17 CFR 240.12h-7).

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Thrivent
Thrivent is a not-for-profit financial services membership organization of Christians helping our members achieve financial security and give back to their communities. We were organized in 1902 as a fraternal benefit society under Wisconsin law, and comply with Internal Revenue Code Section 501(c)(8). We are licensed to sell insurance in all states and the District of Columbia. For more information, visit Thrivent.com.
Registered Separate Account
Thrivent Variable Annuity Account B is the Registered Separate Account for the Contract.
The Registered Separate Account is a separate account of ours, which became available in 1994. The Registered Separate Account meets the definition of a “separate account” under the federal securities laws. The Registered Separate Account is registered with the Securities and Exchange Commission (the “SEC”) as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). This registration does not involve supervision by the SEC of the management or investment policies or practices of the Registered Separate Account.
We own the assets of the Registered Separate Account, and we are not a trustee with respect to such assets. However, the Wisconsin laws under which the Registered Separate Account is operated provide that the Registered Separate Account shall not be chargeable with liabilities arising out of any other business we may conduct. The Registered Separate Account will be fully funded at all times for the purposes of federal securities laws. We may transfer to our General Account assets of the Registered Separate Account which exceed the reserves and other liabilities of the Registered Separate Account.
Income and realized and unrealized gains and losses from each Subaccount of the Registered Separate Account are credited to or charged against that Subaccount without regard to any of our other income, gains or losses. We may accumulate in the Registered Separate Account the charge for mortality and expense risk, mortality gains and losses and investment results applicable to those assets that are in excess of net assets supporting the Contracts.
1.Income, gains, and losses credited to, or charged against, the Registered Separate Account reflect the Registered Separate Account’s own investment experience and not the investment experience of the Insurance Company’s other assets; and
2.the assets of the Registered Separate Account may not be used to pay any liabilities of the Insurance Company other than those arising from the Contracts.
Variable Options
1.Contract value allocated to a Variable Option will vary based on the investment experience of the corresponding Portfolio Company in which the Variable Option invests. There is a risk of loss of the entire amount invested.
2.Information regarding each Portfolio Company, including (i) its name, (ii) investment type, (iii) investment advisor and any sub-advisor, (iv) current expenses, and (v) performance is available in Appendix A to this prospectus. Each Portfolio Company has issued a prospectus that contains more detailed information about the Portfolio Company. You can view these online at dfinview.com/Thrivent/VariableAnnuityB You can also request paper copy by calling our Service Center at 1-800-847-4836, or by sending an email request to mail@thrivent.com.
3.To the extent required by law, we will vote the Fund’s shares held in the Registered Separate Account at regular and special shareholder meetings of the Fund in accordance with instructions received from persons having voting interests in the corresponding Subaccounts of the Registered Separate Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the Fund’s shares in our own right, we may elect to do so.
Before the Annuity Commencement Date, the Contract Owner shall have the voting interest with respect to shares of the Fund attributable to the Contract. On and after the Annuity Commencement Date, the person entitled to receive annuity payments shall have the voting interest with respect to such shares, which voting interest will generally decrease during the annuity period.

12

The number of votes which a Contract Owner or person entitled to receive annuity payments has the right to instruct will be calculated separately for each Subaccount. The number of votes which each Contract Owner has the right to instruct will be determined by dividing a Contract’s Accumulated Value in a Subaccount by the net asset value per share of the corresponding Portfolio in which the Subaccount invests. The number of votes which each person entitled to receive annuity payments has the right to instruct will be determined by dividing the Contract’s reserves in a Subaccount by the net asset value per share of the corresponding Portfolio in which the Subaccount invests. Fractional shares will be counted. The number of votes of the Portfolio which the Contract Owner or person entitled to receive annuity payments has the right to instruct will be determined as of the date coincident with the date established by the Portfolio for determining shareholders eligible to vote at the meeting of the Funds. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the Funds.
Any Portfolio shares held in the Registered Separate Account for which we do not receive timely voting instructions, or which are not attributable to Contract Owners, will be voted by us in proportion to the instructions received from all Contract Owners. As a result of proportionate voting, a small number of Contract Owners could determine the outcome of the shareholder vote. Any Portfolio shares held by us or our affiliates in General Accounts will, for voting purposes, be allocated to all Registered Separate Accounts of ours and our affiliates having a voting interest in that Portfolio in proportion to each such Registered Separate Account’s votes. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.
Each person having a voting interest in a Subaccount will receive proxy materials, reports and other materials relating to the appropriate Portfolio.
Voting privileges are not applicable to the Fixed Account.
Fixed Account
On or before the Annuity Commencement Date, you may allocate the premiums paid under the Contract and transfers from the Subaccounts to the Fixed Account. After the Annuity Commencement Date, you may no longer transfer out of the Fixed Account. Any amounts allocated to the Fixed Account are invested with our general account assets. Interest will be credited on premiums allocated to the Fixed Account and on amounts transferred to the Fixed Account from the date of allocation or transfer. The initial interest rate for each such allocation or transfer is guaranteed for 12 months, and subsequent interest rates will not change more frequently than every 12 months. Interest will be compounded daily and will never be less than an effective annual interest rate of 3% per year. For the current interest rate, please contact our Service Center at 1-800-847-4836. In any Contract Year, only one of your allowed transfers may be from the Fixed Account. Any transfer from the Fixed Account must be made on or within 45 days after a Contract Anniversary. More information about all the Investment Options can be found in the Appendix.
Name	Term	Minimum Guaranteed Interest Rate
Fixed Account	Life of the Contract	3.00%
Charges and Adjustments
Administrative Expense
Your Contract includes an annual administrative expense charge of $30 to help us cover the expenses we incur in administrating your Contract, the Variable Account and the Subaccounts. On each Contract Anniversary prior to and including the Annuity Commencement Date, we will determine if this charge will be applied to your Contract. We apply the charge only on Contract Anniversaries on which the sum of premiums you have paid less the amount of any partial surrenders you have made is less than $5,000 and the Accumulated Value is less than $5,000. We deduct the charge from your Accumulated Value, allocating the deduction among the Subaccounts and the Fixed Account so that all accounts are reduced in value by the same percentage. Any such deduction from a Subaccount is made by selling Accumulation Units of the Subaccount. With our approval, you may specify a different allocation for the administrative charge.

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Mortality and Expense Risk Charge
We assume certain financial risks associated with the Contracts. Those risks are of two basic types:
♦
Mortality Risk. This includes our risk that (1) Death Benefits paid before the Annuity Commencement Date will be greater than the Accumulated Value available to pay those benefits, and (2) Annuitant payments involving life incomes will continue longer than we expected due to lower than expected death rates of the persons receiving them.
♦
Expense Risk. This is the risk that the expenses, with respect to the Contracts, will exceed Contract charges.
As compensation for assuming these risks, we deduct a daily mortality and expense risk charge from the average daily net assets in the Variable Account. Contracts pending payout due to a death claim are charged at an annual rate of 0.85%. We may change this charge in the future, but we guarantee that it will never exceed an annual rate of 1.25%.
If the mortality and expense risk charge is insufficient to cover the actual cost of the mortality and expense risk assumed by us, we will bear the loss. We will not reduce annuity payments or increase the administrative charge to compensate for the insufficiency. If the mortality and expense risk charge proves more than sufficient, the excess will be profit available to us for any appropriate corporate purpose including, among other things, payment of sales expenses. See Sufficiency of Charges below.
Notwithstanding this charge, contract owners may be asked to add money under the Maintenance of Solvency provision described in Maintenance of Solvency below.
Expenses of the Fund
Because the Variable Account purchases shares of the Fund, the net assets of the Variable Account will reflect the investment advisory fees or other expenses incurred by the Fund. See the Fee Table and the current prospectus of the Portfolio.
Sufficiency of Charges
If the amount of all charges assessed in connection with the Contracts as described above is not enough to cover all expenses incurred in connection therewith, we will bear the loss. Any such expenses borne by us will be paid out of our General Account which may include, among other things, proceeds derived from risk charges deducted from the Variable Account. Conversely, if the amount of such charges proves more than enough, we will retain the excess.
If our reserves become impaired, Contract Owners may be asked to add money under the Maintenance of Solvency provision described in the Maintenance of Solvency section below.
Maintenance of Solvency
The Maintenance of Solvency provision is a legal requirement of a fraternal benefit society. The provision can come into play only when the reserves of a fraternal benefit society become impaired. That means there would be a serious concern with the financial position of the society. It is extremely unlikely that Thrivent would be in an impaired condition considering its financial position. In the extraordinary event that our reserves become impaired, you may be required to make an extra payment. This can happen only in the rare event that the insurance commissioner issued an order declaring us to be in a hazardous condition. If that happened, our Board of Directors would work with the commissioner to determine each member’s portion of the deficiency. You could submit additional funds, have the amount treated as a debt against the Contract, or take a reduction in benefits. Please be advised that a Maintenance of Solvency provision is applicable to all fraternal benefit societies, regardless of the financial position and ratings of the society. You may review our financial statements and reports from our independent public accounting firm in the Statement of Additional Information (SAI) found online at dfinview.com/Thrivent/VariableAnnuityB

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General Description of the Contracts
Entire Contract
Your entire insurance Contract is comprised of:
♦
the Contract including any attached rider(s), if any, endorsements or amendments;
♦
the application attached to the Contract; and
♦
the Thrivent Articles of Incorporation and Bylaws which are in effect on the issue date of the Contract.
Contract Rights
Unless another owner is named in the application, the Annuitant is the owner of the Contract and may exercise all of the owner’s rights under the Contract.
The Contract Owner may name a beneficiary to receive the Death Benefit payable under the Contract. If the beneficiary is not living on the date payment is due or if no beneficiary has been named, the Death Benefit will be paid to the estate of the Annuitant.
No Beneficiary change shall take effect unless received by the Society at its Service Center. When it is received, any change shall take effect as of the date the request for beneficiary change was signed, as long as the request for change was mailed or actually delivered to the Society while the insured was alive. Such beneficiary change shall be null and void where the Society has made a good faith payment of the proceeds or has taken other action before receiving the change.
Allocation of Premiums
You may allocate premiums under the Contract to one or more of the Subaccounts of the Variable Account and to the Fixed Account. You are allowed twelve transfers each Contract Year.
The Accumulated Value of the Contract in the Subaccounts and, except to the extent fixed amount annuity payments have been elected, the amount of annuity payments will vary, primarily based on the investment experience of the Portfolios whose shares are held in the Subaccounts designated. Premiums allocated to the Fixed Account will accumulate at fixed rates of interest declared by us, and will never be less than an effective rate of 3% per year.
Premiums will be allocated among the Subaccounts and the Fixed Account according to your allocation instructions, at the end of the Valuation Period in which we receive the premium.
Asset Rebalancing
On or before the Annuity Date, you may participate in an optional Asset Rebalancing Program that allows you to elect a specific asset allocation to maintain over time. The sum of the rebalancing percentages must be 100% and each rebalancing allocation percentage must be a whole number not greater than 100%. You may select any date (except the 29th, 30th, or 31st of a month) to begin the Asset Rebalancing Program and whether to have your Subaccounts reallocated semiannually or annually. The rebalancing will be done after all other transfers and allocations to or from the Subaccounts for the Valuation Day. The Asset Rebalancing Program does not allow you to include the Fixed Account in the rebalancing program. To participate in the Asset Rebalancing Program, complete the Asset Rebalancing Form at the time of your application or call 1-800-847-4836 to request an Asset Rebalancing Form. The program will not terminate automatically by transferring your allocations to another Subaccount.
Dollar Cost Averaging
You may establish a Dollar Cost Averaging Program to make periodic transfers of at least the minimum amount required from the Thrivent Money Market Subaccount to the other Subaccounts except the Fixed Account. If the remaining amount to be transferred drops below the amount you established, the entire remaining balance will be transferred on the next transfer date and the Dollar Cost Averaging Program will terminate. Transfers will be made automatically on the date you

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choose (except the 29th, 30th, or 31st of a month). Transfers will continue until the entire amount in the Thrivent Money Market Subaccount has been depleted or until you notify us to discontinue the program. In order to begin, terminate or resume the program, we must receive Notice.
General Account
The General Account is the general account of Thrivent, which consists of all assets of Thrivent other than those allocated to a Separate Account. Allocations to the Fixed Account are maintained in the General Account. Insurance benefits are paid from the General Account and are subject to Thrivent’s claims-paying ability.
Subaccounts
The Subaccounts will purchase and redeem from the corresponding Portfolios at net asset value. Shares will be redeemed to the extent necessary for us to collect charges under the Contracts, to make payments upon surrenders, to provide benefits under the Contracts, or to transfer assets from one Subaccount to another Subaccount, or the Fixed Account, as requested by Contract Owners. Any dividend or capital gain distribution received from a Portfolio of the Funds will be reinvested immediately at net asset value in that Portfolio and retained as assets of the corresponding Subaccount.
Contract or Registered Separate Account Changes
At our sole discretion and to the fullest extent permitted by law, we reserve the right to make certain changes to the structure and operation of the Variable Account, including, among others, the right to:
♦
Remove, combine, or add Subaccounts and make the new Subaccounts available to you at our discretion;
♦
Substitute shares of another Portfolio, which may have differences such as (among other things) different fees and expenses, objectives, and risks, for shares of an existing Portfolio in which your Subaccount invests at our discretion;
♦
Substitute or close Subaccounts to allocations of premiums or Accumulated Value, or both, and to existing investments or the investment of future premiums, or both, at any time in our discretion;
♦
Transfer assets supporting the Contract from one Subaccount to another or from the Variable Account to another Variable Account;
♦
Combine the Variable Account with other variable accounts, and/or create new variable accounts;
♦
Deregister the Variable Account under the 1940 Act, or operate the Variable Account as a management investment company under the 1940 Act, or as any other form permitted by law; and
♦
Modify the provisions to reflect changes to the Subaccounts and the Variable Account and to comply with applicable law.
The Portfolios, which sell their shares to the Subaccounts, also may terminate these arrangements and discontinue offering their shares to the Subaccounts. We will not make any changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes.
Income, gains and losses, whether or not realized, from the assets in each Subaccount are credited to or charged against that Subaccount without regard to any of our other income, gains or losses. The value of the assets in the Variable Account is determined at the end of each Valuation Date.
If investment in any particular Portfolio is no longer possible, in our judgment becomes inappropriate for the purposes of the Contract, or for any other reason in our sole discretion, we may close or combine any of the current Portfolios. We may close a Portfolio to new investment but continue to allow current investors to add additional premium payments, or we may combine the Portfolio with another Portfolio. The substituted investment option may have different fees and expenses. We will not make any substitutions without receiving any necessary approval of the SEC and state insurance departments, if applicable. You will be notified of any substitutions. This notification will include the name of the Portfolio being modified, the approximate date of the shareholder vote (if applicable), the date the combination will be completed (if approved and if applicable), the date that the Portfolio will be closed to new investment selections, the date that funds can no longer be applied to the Portfolio and the description of where the current value will move to (if applicable) and where

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future premium payments (if any) will be applied. Subaccounts may be opened, closed or substituted with regard to any of the following as of any specified date: 1) existing Accumulated Value; 2) future payments; and 3) existing and/or future Contract Owners. Each Portfolio sells its shares to the Subaccounts pursuant to a participation agreement and may terminate the agreement and discontinue offering its shares to the Subaccounts.
In addition, we reserve the right to make other structural and operational changes affecting the Variable Account.
We do not guarantee any money you place in the Subaccounts. The value of each Subaccount will increase or decrease, depending on the investment performance of the corresponding Portfolio and fees and charges. You could lose some or all of your money.
Frequent Transfers among Variable Option s
Frequent or unusual premium payments, withdrawals or transfers may dilute the value of the underlying fund shares if the trading takes advantage of any lag between a change in the value of an underlying fund’s portfolio securities and the reflection of that change in the underlying fund’s share price. In addition, frequent transactions may increase costs of the underlying fund, and may disrupt an underlying fund’s portfolio management strategy, requiring it to maintain a relatively higher cash position and possibly resulting in lost opportunity costs and forced liquidations of securities held by the fund. We have policies and procedures to discourage frequent transactions. We use reasonable efforts to apply the policies and procedures uniformly.
As described in the Charges - Transfer Charge section, we impose a fee if transfers made within a given time period exceed a maximum contractual number. If we determine that you are engaging in excessive trading activity, we will request that you cease such activity immediately. If we determine that you are continuing to engage in excessive trading, we will restrict your Contract so that you can make transfers on only one business day each calendar month and any such transfers must be separated by at least 20 calendar days.
We also use a combination of monitoring Contract Owner activity and further restricting certain Contract Owner activity based on a history of frequent transactions. When monitoring Contract Owner activity, we may consider several factors to evaluate transaction activity including, but not limited to, the amount and frequency of premiums and withdrawals, the amount of time between transfers and trading patterns. In making this evaluation, we may consider transactions in multiple Contracts under common ownership or control.
We may also, without prior notice, limit, modify, restrict, suspend, or eliminate your right to continue frequent transactions. We monitor for frequent activity based upon established parameters that are applied consistently to all Contract Owners. Such parameters may include, without limitation, the length of the holding period between premium payments and withdrawals, the length of the holding period between Subaccount transfers, the number of transfers in a specified period, the dollar amount of transfers, and/or any combination of the foregoing. Exceptions may apply to Dollar Cost Averaging, automatic investment plans, systematic withdrawal plans or non-abusive re-balancing. We reserve the right, in our sole discretion, to identify other trading practices as abusive.
Although we seek to deter and prevent frequent trading practices, there are no guarantees that all activity can be detected or prevented. Contract Owners engaging in such trading practices use an evolving variety of strategies to avoid detection and it may not be possible for operational and technological systems to reasonably identify all frequent trading activity. Contract Owners still may be subject to their harmful effects if Thrivent is unable to detect and deter abusive trading practices.
We may revise our policies and procedures in our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to better detect and deter harmful trading activity, or to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on Contract Owners engaging in frequent transfers. In addition, our orders to purchase shares of the funds are generally subject to acceptance by the fund, and in some cases a fund may reject or reverse our purchase order. Therefore, we reserve the right to reject any Contract Owners’ transfer request if our order to purchase shares of the Fund is not accepted by, or is reversed by, an applicable fund.

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Assignments
Assignment is the transfer of Contract ownership from one party to another. If a Contract is used in a Qualified Plan and the Contract Owner is a trust, custodian or employer, then the Contract Owner may transfer ownership to the Annuitant. Otherwise, the Contract may not be sold, assigned, discounted or pledged as collateral for a loan or as security for performance of an obligation or for any other purpose to any person other than us.
If the Contract is not used in a Qualified Plan, then ownership may be transferred, but not to a natural person, and the Contract may be assigned as collateral.
We must receive and approve any assignment request before it is effective. We are not responsible for the validity or effect of any assignment. You should consider the tax implications of an assignment. See Taxes.
Anti-Money Laundering
In order to protect against the possible misuse of our products in money laundering or terrorist financing, we have adopted an anti-money laundering program satisfying the requirements of federal law. Among other things, this program requires us, our financial advisors and professionals, and our customers to comply with certain procedures and standards that serve to ensure that our customers’ identities are properly verified and that premiums are not derived from improper sources. We reserve the right to reject premiums. We reserve the right to verify any information received by accessing information maintained in databases internally or externally.
Under applicable anti-money laundering rules and other regulations, certain transactions may be suspended, restricted or cancelled and any proceeds may be withheld. Laws designed to prevent terrorist financing and money laundering might in certain circumstances, require us to block certain transactions until we receive authorization from the appropriate regulator.
Our anti-money laundering program is subject to change without notice to account for changes in applicable laws or regulations. We may also make changes as a result of our ongoing assessment of exposure to illegal activity.
Reports to Contract Owners
At least once each year we will send you a report showing the value of your Contract. The report will include the Accumulated Value and any additional information required by law. Values shown will be for a date no more than two months prior to the date we mail the report. We will mail your report to your last known address unless prior mailings have been returned undeliverable to us. We will make a reasonable effort in these situations to locate you in order to continue mailing your report and other related documents. Please notify the Service Center if your address has changed.
If your Contract is set up on monthly systematic purchases or surrenders, we will only send quarterly confirmation statements for these transactions.
Gender Neutral Benefits
In 1983, the U.S. Supreme Court held in Arizona Governing Committee v. Norris that the application of sex-distinct actuarial tables to employees based upon their gender in calculating the amount of retirement benefits violates Title VII of the Civil Rights Act of 1963. Because of this decision, employer-sponsored retirement plans may not use sex-distinct actuarial annuity rates in determining benefits.
Generally, annuity payments described in this prospectus are determined using sex-distinct actuarial tables based on the Annuitant’s gender. However, annuity payments will be based on a gender neutral basis for the following:
♦
Contracts used in an employer sponsored retirement plan;
♦
Contracts issued in Massachusetts (beginning January 1, 2009); and
♦
Contracts issued in Montana (beginning October 1, 1985).

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Annuity Period
Annuity Commencement Date
The Annuity Commencement Date is the date on which we begin paying you your Contract’s annuity income. This date is based on the maturity age which you specify in your application. You may change the Annuity Commencement Date by giving us notice in writing or by telephone before both the Annuity Commencement Date currently in effect and the new Annuity Commencement Date. The new date selected must satisfy our requirements for an Annuity Commencement Date and any requirements that may be imposed by the state in which your Contract was issued. At the Annuity Commencement Date stated in your Contract, we may, at our discretion, allow you to extend the Annuity Commencement Date.
Your Contract provides for a Death Benefit if the Annuitant dies before the Annuity Commencement Date. After the Annuity Commencement Date, amounts payable, if any, depend upon the terms of the settlement option
Annuity Proceeds
The proceeds available on the Annuity Commencement Date will be the amount provided by surrendering your Contract’s Accumulated Value on that date.
We will pay you the proceeds at maturity according to the annuity settlement option which you select. However, we will pay the proceeds in a single sum if the Accumulated Value on the Annuity Commencement Date is less than $2,000 or if you elect to receive the proceeds in a single sum. If we pay you proceeds in a single sum, your Contract will terminate.
If you have not selected either a Settlement Option or a single sum payment by the Annuity Commencement Date, we will pay proceeds of $2,000 or more using a fixed  Settlement Option, life income with 10-year guarantee period.
Settlement Options
You may elect to have proceeds paid to you under an annuity Settlement Option or a combination of options. Under each option, you may choose whether annuity payments are to be made on a fixed or variable basis. You may change your choice of Settlement Option by giving us Notice at least 30 days before the Annuity Commencement Date.
The fixed annuity Settlement Options available to you are described in your Contract but are not summarized here. The variable annuity Settlement Options which your Contract offers are as follows:
♦
Option 3V—Income for a Fixed Period. Under this option, we pay an annuity income for a fixed number of years, not to exceed 30.
♦
Option 4V—Life Income with Guaranteed Period. Under this option, we pay an annuity income for the lifetime of the payee. If the payee dies during the guaranteed period, payments will be continued to the end of that period and will be paid to the beneficiary. You may select a guaranteed period of 10 or 20 years
♦
Option 5V—Joint and Survivor Life Income with Guaranteed Period. Under this option, we pay an annuity income for as long as at least one of two payees is alive. If both payees die during the guaranteed period, payments will be continued to the end of that period and will be paid to the beneficiary. You may select a guaranteed period of 10 or 20 years.
In addition to these options, proceeds may be paid under any other Settlement Option agreeable to us.
Partial Annuitization
Federal tax law permits taxpayers to annuitize a portion of their annuity while leaving the remaining balance tax deferred. You may elect to have a portion of your proceeds ($2,000 or more) paid to you under an annuity Settlement Option or a combination of options. The Settlement Option(s) must be for a fixed amount or fixed period payable for at least ten years, or a single or joint life income with or without a guaranteed period, or any other option agreeable to us. If this requirement

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is met, the Settlement Option and the tax-deferred balance will generally be treated as two separate contracts for income tax purposes only. Your after-tax premiums in your contract will be allocated pro rata between the Settlement Option and the portion that remains deferred.
Frequency of Annuity Payments
Annuity payments under a settlement option will be paid at monthly intervals unless you and we agree to a different payment schedule. If annuity payments would be or become less than $25 ($20 for Contracts issued in the state of Texas) if a single settlement option is chosen, or $25 ($20 for Contracts issued in the state of Texas) on each basis if a combination of variable and fixed options is chosen, we may change the frequency of payments to intervals that will result in payments of at least $25 ($20 for Contracts issued in the state of Texas) each from each option chosen.
Amount of Variable Annuity Payments
The amount of the first variable annuity payment is determined by applying the proceeds to be paid under a particular settlement option to the annuity table in the Contract for that option. The table shows the amount of the initial annuity payment for each $1,000 applied.
Subsequent variable annuity payments vary in amount according to the investment experience of the selected Subaccount(s). Assuming annuity payments are based on the unit values of a single Subaccount, the dollar amount of the first annuity payment (as determined above) is divided by the Annuity Unit Value as of the Annuity Commencement Date to establish the number of Annuity Units representing each annuity payment. This number of Annuity Units remains fixed during the annuity payment period. The dollar amount of the second and subsequent variable annuity payments is not predetermined and may change from payment to payment. The dollar amount of the second and each subsequent variable annuity payment is determined by multiplying the fixed number of Annuity Units by the Annuity Unit Value See Subaccount Annuity Unit Value below. If the payment is based upon the Annuity Unit Values of more than one Subaccount, the procedure described here is repeated for each applicable Subaccount and the sum of the payments based on each Subaccount is the amount of the annuity payment.
The annuity tables in the Contracts are based on the mortality table specified in the Contract. Under these tables, the longer the life expectancy of the Annuitant under any life annuity option or the duration of any period for which payments are guaranteed under the option, the smaller will be the amount of the first monthly variable annuity payment. We guarantee that the dollar amount of each fixed and variable annuity payment after the first payment will not be affected by variations in expenses or in mortality experience from the mortality assumptions used to determine the first payment.
Subaccount Annuity Unit Value
A Subaccount’s Annuity Unit Value is used to determine the dollar value of annuity payments based on Annuity Units of the Subaccount. Annuity Unit Values may increase or decrease during each Valuation Period. We re-determine the Annuity Unit Value for each Subaccount at the end of each Valuation Period. The initial Annuity Unit Value for a Subaccount was equal to the initial Accumulation Unit Value for that Subaccount. At the end of any subsequent Valuation Period, each Subaccount’s Annuity Unit Value is equal to (a) x (b) x (c) where:
(a)Is that Subaccount’s Annuity Unit Value at the end of the immediately preceding Valuation Period.
(b)Is that Subaccount’s Net Investment Factor for the current Valuation Period. See Purchases and Contract Value – Net Investment Factor.
(c)Is a discount factor equivalent to an assumed investment earnings rate of 3.5% per year or another percentage agreed to by us.

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Death Benefit After the Annuity Commencement Date
If the Annuitant dies while we are paying you an annuity income under a settlement option, any Death Benefit payable will depend on the terms of the settlement option. If a Death Benefit is payable, the beneficiary may elect to receive the proceeds in the form of a settlement option, but only if the payments are paid at least as rapidly as payments were being paid under the settlement option in effect on the date of death. If your Contract was issued in connection with a Qualified Plan, additional restrictions on the manner of payment of the Death Benefit may apply.
Benefits Available Under the Contract
The following table summarizes information about the benefits under the Contract.
Death Benefits
Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Current Fee	Brief Description of Restrictions and Limitations
Death Benefit	A Death Benefit is payable if an Annuitant dies before the Annuity Commencement Date	Standard	No additional charge	No additional charge	Withdrawals reduce the benefit.
Death Benefit Before the Annuity Commencement Date
If the Annuitant dies before the Annuity Commencement Date, this Contract provides a Death Benefit.
The amount of the Death Benefit is calculated as the greatest of:
♦
The Accumulated Value on the date we calculate the Death Benefit;
♦
The sum of all premiums we received for the Contract, less the amount of all partial surrenders (including any applicable charges) which you made; and
♦
The Accumulated Value on the preceding Minimum Death Benefit Date plus the sum of the premiums we received for the Contract after that date, less the amount of any partial surrenders (including any applicable charges) which you made after that date.
The Minimum Death Benefit Dates occur every six years on the Contract Anniversary.
We calculate the Death Benefit at the end of the Valuation Period during which we receive at our Service Center satisfactory proof of the death of an Annuitant. Any amount of the Death Benefit in excess of the Accumulated Value will be allocated to the Subaccounts and the Fixed Account according to the ratio of the Accumulated Value in each to the Accumulated Value in the Contract. Once calculated, death proceeds may continue to be subject to the investment experience of the Variable Account. When based on the investment experience of the Variable Account, death proceeds may increase or decrease daily and are not guaranteed for a minimum dollar amount. Only when the beneficiary provides the claim form and all claim requirements in good order will that beneficiary’s share of the death proceeds be removed from the market so that claim payment can be made. In the case of multiple beneficiaries, we must receive a completed form from each beneficiary. We process each claim independently. Surrender charges do not apply to death proceeds.
If the beneficiary requests a single sum payment, we will pay the death proceeds within seven days after the date we calculate them. If the beneficiary requests a settlement option, it must be an option that you could have selected before the Annuity Commencement Date, and the option must provide that either:
(1)The principal and interest are completely distributed within five years after the date of death; or
(2)If the beneficiary is a natural person, distribution of the principal and interest is made by means of a periodic payment which begins within one year after the date of death and is not guaranteed for a period which extends beyond the life expectancy of the beneficiary.

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Any proceeds not subsequently withdrawn will be paid in a lump sum on the date five years after the date of death.
If an Annuitant dies before annuity payments begin and that Annuitant’s Spouse is the sole primary beneficiary, he or she may, to the extent permitted by law and the Contract, elect to continue the Contract in force, in which case the surviving Spouse will become and be treated as the Annuitant and owner effective on the date that the death proceeds are calculated (“Exchange Date”). Any amount of death proceeds in excess of the Accumulated Value of the Contract will be allocated to the Subaccounts and the Fixed Account according to the ratio of the Accumulated Value in each to the Accumulated Value of the Contract. Where allowed by the Contract, the Spouse will have 60 days from the date we receive proof of your death in which to elect to receive proceeds or to continue the Contract. If an election to receive death proceeds or to continue the Contract is not made within 60 days, the surviving Spouse will be deemed to have elected to continue the Contract effective on the Exchange Date. If the surviving Spouse elects to continue the Contract, the Death Benefit will be determined according to your Contract based on the Accumulated Value on the Exchange Date.
If your Contract was issued in connection with a Qualified Plan, additional restrictions on the manner of payment of the Death Benefit may apply. Any such restrictions will be stated in the Contract or the plan documents. Purchasers acquiring contracts pursuant to Qualified Plans should consult qualified pension or tax advisers.
Death Benefit After the Annuity Commencement Date
If the Annuitant dies while we are paying you an annuity income under a settlement option, any Death Benefit payable will depend on the terms of the settlement option. If a Death Benefit is payable, the beneficiary may elect to receive the proceeds in the form of a settlement option, but only if the payments are paid at least as rapidly as payments were being paid under the settlement option in effect on the date of death. If your Contract was issued in connection with a Qualified Plan, additional restrictions on the manner of payment of the Death Benefit may apply.
Purchases and Contract Value
Allocation of Premium
We will allocate the premiums among the Subaccount(s) and/or the Fixed Account according to the instructions you provided in your application for the Contract or subsequently. We reserve the right to limit the number of allocations to Subaccounts.
The allocation percentages which you select must be in whole numbers and their sum must be 100%. We reserve the right to adjust allocation percentages to eliminate fractional percentages. Premiums which you pay are allocated at the end of the Valuation Period in which we receive them using the allocation percentages you have specified. Absent further instructions, subsequent premiums will be allocated according to your application. You may change the allocation percentages for future premiums without charge and at any time by giving us Notice. Any change will apply to all future premiums unless you request another change.
The values in the Subaccounts of the Variable Account will vary with the investment experience of the corresponding Portfolios. You bear the entire investment risk of the amounts allocated to Subaccounts of the Variable Account. You should periodically review your allocations of premiums in light of market conditions and your overall financial objectives.
Fixed Account
On or before the Annuity Commencement Date, you may allocate the premiums paid under the Contract and transfers from the Subaccounts to the Fixed Account. After the Annuity Commencement Date, you may no longer transfer out of the Fixed Account. Any amounts allocated to the Fixed Account are invested with our general account assets. Interest will be credited on premiums allocated to the Fixed Account and on amounts transferred to the Fixed Account from the date of allocation or transfer. The initial interest rate for each such allocation or transfer is guaranteed for 12 months, and subsequent interest rates will not change more frequently than every 12 months. Interest will be compounded daily and will never be less than an effective annual interest rate of 3% per year. For the current interest rate, please contact our Service Center at 1-800-847-4836.

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In any Contract Year, only one of your allowed transfers may be from the Fixed Account. Any transfer from the Fixed Account must be made on or within 45 days after a Contract Anniversary.
Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933 (“1933 Act”), and the Fixed Account has not been registered as an investment company under the Investment Company Act of 1940 (“1940 Act”). Accordingly neither the Fixed Account, nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts. Disclosures regarding the Fixed Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements in prospectuses.
Contract Owners have no voting rights in the Variable Account with respect to Fixed Account values.
Accumulated Value of Your Contract
On or before the Annuity Commencement Date, your Contract’s value is expressed as its Accumulated Value. Your Contract’s Accumulated Value is the sum of the accumulated values in Subaccounts and the Fixed Account.
Your Contract’s Accumulated Value will reflect the investment experience of the chosen Subaccounts, any amount of value in the Fixed Account, any premiums that you pay, any surrenders you make, and any charges we assess in connection with the Contract. There is no guaranteed minimum Accumulated Value, and, because a Contract’s Accumulated Value on any future date depends upon a number of variables, it cannot be predetermined.
Subaccount Valuation
On any Valuation Day, the Accumulated Value of your investment in a Subaccount is equal to the number of Accumulation Units attributable to that Subaccount multiplied by the Accumulation Unit Value for that Subaccount. On any day that is not a Valuation Day, the Accumulated Value for a Subaccount will be determined on the next Valuation Day.
Accumulation Units. Transactions in and out of a Subaccount are made by crediting or reducing the Accumulation Units of the Subaccount.
We credit your Contract with Accumulation Units in a Subaccount when:
♦
You allocate premiums to that Subaccount;
♦
You transfer Accumulated Value into that Subaccount from another Subaccount or the Fixed Account.
We reduce the Accumulation Units in a Subaccount when:
♦
You transfer Accumulated Value out of that Subaccount into another Subaccount or the Fixed Account;
♦
You make a surrender from that Subaccount; or
♦
We deduct all or part of the administrative charge from that Subaccount.
Accumulation Unit Value. A Subaccount’s Accumulation Unit Value is the unit price that is used whenever we credit or reduce Accumulation Units of the Subaccount. We re-determine the Accumulation Unit Value for each Subaccount at the end of each Valuation Period. At the end of each Valuation Period, the Accumulation Unit Value for a Subaccount is equal to (a) multiplied by (b) where:
(a)Is the Accumulation Unit Value for that Subaccount at the end of the prior Valuation Period.
(b)Is the Net Investment Factor for that Subaccount for that period.
Net Investment Factor
The Net Investment Factor for a Subaccount measures investment performance of that Subaccount. The Net Investment Factor for a Subaccount for a Valuation Period is determined by dividing (a) by (b) and then subtracting (c) where:

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(a)Is the sum of:
(i)The net asset value per share of the corresponding Portfolio of the Subaccount at the end of the Valuation Period; plus
(ii)The per share amount of any dividend or capital gain distribution made by the Portfolio if the “ex-dividend” date occurs during the Valuation Period; plus or minus.
(iii)A per share charge or credit for any taxes reserved for what we determine to be a result of the investment operation of the Portfolio.
(b)Is the net asset value per share of the corresponding Portfolio of the Subaccount at the end of the prior Valuation Period.
(c)Is the mortality and expense risk charge we deduct for each day in the Valuation Period and is based upon the total Accumulated Value in the Subaccount. is currently 1.10% and guaranteed never to exceed 1.25%.
Minimum Accumulated Value
We require your Contract to maintain a minimum Accumulated Value. The amount which must be maintained depends on your premium paying history as follows:
(1)At the end of any 24-month period in which you pay no premiums, your Accumulated Value must be at least $1,000 after all Contract charges have been applied.
(2)If you pay at least one premium every 24-months, we require only that the Accumulated Value always be sufficient to cover the Contract’s administrative charge.
If we know that your Contract will not meet these requirements on an upcoming Contract Anniversary, we will notify you 60 days before that anniversary and inform you of the minimum dollar amount which you must pay to keep the Contract in force. If you fail to pay at least that amount, we will terminate your Contract on the Contract Anniversary. If we do so because your Contract failed to meet Requirement (1) above, we will pay you the remaining Accumulated Value. If your Contract fails to meet Requirement (2) above, your Contract terminates without value.
Transfers
On or before the Annuity Commencement Date, you may request the transfer of all or a part of your Contract’s Accumulated Value among the Subaccounts of the Variable Account and the Fixed Account.
You can request a transfer by giving us Notice. We will make the transfer without charge at the end of the Valuation period during which we receive your request. For transfers from the Fixed Account to a Subaccount of the Variable Account, the amount taken from the Fixed Account is used to buy Accumulation Units of the chosen Subaccount. For transfers from a Subaccount, Accumulation Units of the Subaccount are sold and the resulting dollar amount is, depending on your request, either transferred to the Fixed Account or used to buy Accumulation Units of another Subaccount.
Transfers are subject to the following conditions:
♦
The total amount transferred must be at least $200. However, if the total value in a Subaccount or the Fixed Account is less than $200, the entire amount may be transferred.
♦
We reserve the right to limit the number of transfers in each Contract Year. However, we will always allow at least 12 transfers per Contract Year. We consider all amounts transferred in the same Valuation Period to be one transfer. It is not dependent upon the number of originating or destination Subaccounts.
♦
In any Contract Year, only one of your allowed transfers may be from the Fixed Account. Any transfer from the Fixed Account must be made on or within 45 days after a Contract Anniversary before the end of the valuation day..
Transfers will also be subject to any conditions that may be imposed by the Portfolio whose shares are involved.

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After the Annuity Commencement Date, you may change the percentage allocation of variable annuity payments among the available Subaccounts by giving us Notice.
Purchase Payments
Your payment must be in U.S. dollars drawn on a U.S. Bank. Thrivent does not accept cash, starter checks (checks without pre-printed registration), traveler’s checks, credit card, courtesy checks or most third-party checks. If you pay a premium by check, we require a reasonable time for that check to clear your bank before such funds would be available to you. This period of time will not exceed 15 days.
Date of Receipt
Except as otherwise stated herein, the date of our receipt of any Notice, premium payment, telephonic instructions or other communication is the actual date it is received at our Service Center in good order unless received (1) after the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time), or (2) on a date which is not a Valuation Day. In either of these two cases, the date of receipt will be deemed to be the next Valuation Day.
Surrenders and Withdrawals
Surrender
On or before the Annuity Commencement Date, you may surrender all or part of your Contract’s Accumulated Value. The surrender or partial surrender will not be processed until we receive your surrender request at our Service Center, in good order. Any surrender which you request will be made at the end of the Valuation Period during which the requirements for surrender are completed. We will pay you the proceeds from a surrender within seven days after the surrender is made.
A surrender reduces your Accumulated Value by the amount surrendered. For amounts surrendered from a Subaccount, this is done by selling Accumulation Units of the Subaccount. For partial surrenders, we allocate the surrender among the Subaccounts and the Fixed Account so that all accounts are reduced in value by the same percentage. With our approval, you may specify a different allocation for a partial surrender. If you have requested that a systematic partial surrender should be allocated to a specific Subaccount and the value in that Subaccount is less than the amount of the allocation, we will allocate the partial surrender among the Subaccounts and the Fixed Account so that all accounts are reduced in value by the same percentage.
A partial surrender must be at least $200 (except where partial surrender proceeds will be used to make payments on another Thrivent product) and must not reduce the remaining Accumulated Value to less than $1,000. (If the amount you request as a partial surrender would reduce the remaining Accumulated Value to less than $1,000, we may contact you to determine whether you would like a partial surrender of an amount that would result in remaining Accumulated Value of at least $1,000 or whether instead you would like to make a full surrender of your Contract. If we are unable to contact you within seven days, we reserve the right to treat your request as a request for a full surrender.) When you request a partial surrender, you specify the amount which you want to receive as a result of the surrender. If there are no surrender charges or withholding taxes associated with the surrender, the amount surrendered will be the amount which you request. Otherwise, the amount surrendered will be the amount necessary to provide the amount requested after we apply the surrender charge and any withholding taxes. You may make partial surrenders by telephone. (Contracts used in a tax-sheltered annuity under Section 403(b) of the Internal Revenue Code will be subject to certain restrictions regarding surrenders and may require an employer signature. See Taxes – Qualified Plans.) Any surrender which you request will be made at the end of the Valuation Period during which the requirements for surrender are completed. We will pay you the proceeds from a surrender within seven days after the surrender is made.
After the Annuity Commencement Date, your Contract does not have an Accumulated Value which can be surrendered. However, if you are receiving annuity payments under certain Settlement Options, surrender may be allowed. Surrender is not allowed if your Settlement Option involves a life income or if you agreed not to revoke or change the option once annuity payments begin. For other Settlement Options, the amount available for surrender will be the commuted value of any unpaid annuity payments computed on the basis of the assumed interest rate incorporated in the annuity payments.

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Telephone and Online Transactions
You may perform certain transactions online or over the telephone.
We have adopted reasonable security procedures to ensure the authenticity of instructions, including requiring identifying information, recording telephone conversations and providing written confirmations of transactions. Nevertheless, we honor telephone and online instructions from any person who provides the correct identifying information. Be aware that there is a risk of possible loss to the Contract Owner if an unauthorized person uses this service in the Contract Owner’s name. Thrivent disclaims any liability for losses resulting from such transactions by not having been properly authorized. However, if Thrivent does not take reasonable steps to help ensure that such authorizations are valid, Thrivent may be liable for such losses. Certain circumstances may prevent you from conducting transactions including but not limited to the event of a disaster, equipment malfunction, or overload of telephone system circuits. Should circumstances prevent you from conducting a telephone or online transaction, we recommend you provide us with a written request. If due to malfunction or other circumstances, the recording of the Contract Owner’s telephone request is incomplete or not fully comprehensible, we will not process the transaction. We reserve the right to suspend or limit telephone and online transactions.
Contract Owners can go online at www.thrivent.com to conduct online transactions or call the Service Center at 1-800-847-4836 for telephone transactions.
Timely Processing
We will process all requests in a timely fashion. Requests received in good order prior to 4:00 p.m. Eastern Time (or sooner if the New York Stock Exchange (NYSE) closes prior to 4:00 p.m. Eastern Time) on a Valuation Day will use the Accumulation Unit Value as of the close of regular trading on the NYSE on that Valuation Day. We will process requests received after that time using the Accumulation Unit Value as of the close of regular trading on the NYSE of the following Valuation Day. An online transaction payment will be applied on the effective date you select. This date can be the same day you perform the transaction as long as the request is received prior to 4:00 p.m. Eastern Time. The effective date cannot be a date prior to the date of the online transaction.
Once we issue your Contract, we will process payment of any amount due from any Subaccount within seven calendar days after we receive Notice. Payment may be postponed if the NYSE is closed. Postponement may also result for such other periods as the SEC may permit. Payment from the Fixed Accounts may be deferred up to six months.
Postponement of Payments
We may defer payment of any surrender, Death Benefit or annuity payment amounts that are in the Variable Account if:
(1)The New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC, or
(2)An emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account’s net assets.
Transfers and allocations of Accumulated Value to and from the Subaccounts of the Variable Account may also be postponed under these circumstances.
We may also place a temporary hold on the disbursement of redemption proceeds, in accordance with the terms and conditions of SEC No-Action Relief under the Redemption Requirements of Section 22(e) of the Investment Company Act of 1940.
Loans
Loans are not permitted under the Contract.

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Taxes
General
The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Contract is unclear in certain circumstances, and a qualified tax advisor should always be consulted with regard to the application of law to individual circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Department regulations, and interpretations existing on the date of this prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.
This discussion does not address any federal estate or gift tax consequences, or any state or local tax consequences, associated with the Contract. In addition, we make no guarantee regarding any tax treatment—federal, state, or local—of any Contract or any transaction involving a Contract.
Tax Status of the Variable Account
The Variable Account is not separately taxed as a “regulated investment company” under the Code, but rather is treated as our separate account. Under current law, both the investment income and realized capital gains of the Variable Account (i.e., the income and capital gains distributed to the Variable Account by the Fund) are reinvested without taxation to us. However, we reserve the right in the future to make a charge against the Variable Account or the Accumulated Value of a Contract for any federal, state, or local income taxes that we incur and determine to be attributable to the Variable Account or the Contract.
Taxation of Annuities in General
The following discussion assumes that the Contract is not used in connection with a Qualified Plan.
Tax Deferral During Accumulation Period
In general, under current law, an increase in a Contract’s Accumulated Value is not taxable to the Contract Owner until received, either in the form of annuity income payments as contemplated by the Contract or in some other form of distribution. However, this rule applies only if: (1) the investments of the Variable Account are “adequately diversified” in accordance with Treasury Department regulations; (2) the Company, rather than the Contract Owner, is considered the owner of the assets of the Variable Account for federal income tax purposes; (3) the Contract Owner is an individual (or an individual is treated as the Contract Owner for tax purposes); and (4) the Contract’s Annuity Date is not unduly delayed.
Diversification Requirements
The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Variable Account, are to be “adequately diversified.” If the Variable Account fails to comply with these rules, the Contract will not be treated as an annuity Contract for federal income tax purposes, and so the interest or earnings credited to the Contract's Accumulated Value in any year will be includible in the Contract Owner's income that year for federal tax purposes. We expect that the Variable Account, through the Fund, will comply with these rules.
Ownership Treatment
In certain circumstances, variable annuity Contract Owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account used to support their Contracts. In those circumstances, the account’s income and gains would be currently includible in the Contract Owners’ gross income. The Internal Revenue Service (the “IRS”) has stated in published rulings that a variable Contract Owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets.

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The ownership rights under the Contract are similar to, but different in certain respects from, the ownership rights described in IRS rulings in which the Contract Owners were determined not to be the owners of the assets of a segregated asset account. For example, the Contract Owner has the choice of more investment options to which to allocate premium payments and the Accumulated Value than were addressed in those rulings These differences could result in the Contract Owner being treated as the owner of all or a portion of the assets of the Variable Account and thus subject to current taxation on the income and gains from those assets. In addition, we do not know what standards will be set forth in any further regulations or rulings which the Treasury Department or the IRS may issue. We therefore reserve the right to modify the Contract as necessary to attempt to prevent Contract Owners from being considered the owners of the assets of the Variable Account. However, there is no assurance that such efforts would be successful.
Contracts Not Owned by Individuals
As a general rule, Contracts held by “non-natural persons” such as a corporation, trust, or other similar entity are not treated as annuity Contracts for federal tax purposes. The income on such Contracts (as defined in the tax law) is taxed as ordinary income that is received or accrued by the Contract Owner during the taxable year. However, this rule generally will not apply to a Contract held by a trust or other entity which holds the Contract as an agent for a natural person. In addition, this rule will not apply to: (1) a Contract acquired by the estate of a decedent by reason of the death of the decedent; (2) Contracts used in connection with certain Qualified Plans; (3) Contracts purchased by employers upon the termination of certain Qualified Plans; (4) certain Contracts used in connection with structured settlement agreements; and (5) a Contract purchased with a single premium payment when the annuity starting date is no later than one year from the purchase of the Contract and substantially equal periodic payments are made, not less frequently than annually, during the annuity income period.
The remainder of this discussion assumes that the Contract will be treated as an annuity contract for federal income tax purposes.
Taxation of Partial and Full Surrenders
In the case of a partial surrender, the amount received is generally includible in income for federal tax purposes to the extent that the Accumulated Value of the Contract, before the partial surrender, exceeds the “investment in the Contract.” In the case of a full surrender, the amount received is includible in income to the extent that it exceeds the investment in the Contract. For these purposes, the investment in the Contract at any time equals the total of the premium payments made under the Contract up to that time less any amounts previously received from the Contract which were excludable from income. All amounts includible in income with respect to the Contract are taxed as ordinary income; no amounts are taxed at the lower rates currently applicable to long-term capital gains and corporate dividends.
Taxation of Annuity Income Payments
Normally, the portion of each annuity income payment includible in income for federal tax purposes is the excess of the payment over an exclusion amount. In the case of fixed income payments, the exclusion amount is determined by multiplying (1) the payment, by (2) the ratio of the investment in the Contract allocated to our Fixed Account, adjusted for any period certain or refund feature, to the total expected amount of annuity income payments. For this purpose, the expected number or amount of annuity income payments is determined by Treasury Department regulations which take into account the Annuitant’s life expectancy and the form of annuity benefit selected.
Once the total amount of the investment in the Contract is excluded using the above formulas, annuity income payments will be fully taxable. If annuity income payments cease because of the death of the Annuitant and before the total amount of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction.
Income from annuities will be subject to the Medicare Tax on Investment Income. This tax will be imposed on individuals with a modified adjusted gross income (MAGI) of more than $200,000 and joint filers with an MAGI of more than $250,000. Generally, the tax rate will be 3.8% of the lesser of the net investment income or the amount the MAGI exceeds the threshold amount.

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There may be special income tax issues present in situations where the Contract Owner and the Annuitant are not the same person and are not married to one another. In such situations a tax advisor should be consulted.
Tax Treatment of Death Benefit
Prior to the Annuity Date, we may distribute amounts from a Contract because of the death of a Contract Owner or, in certain circumstances, the death of the Annuitant. If distributed in a lump sum, such Death Benefit proceeds are includible in income in the same manner as a full surrender, or if distributed under an annuity income option, such proceeds are includible in the same manner as annuity income payments.
After the Annuity Date, where a guaranteed period exists under a life income option and the Annuitant dies before the end of that period, payments made to the beneficiary for the remainder of that period are includible in income as follows: (1) if received in a lump sum, the payment is includible to the extent that it exceeds the unrecovered investment in the Contract; or (2) if distributed in accordance with the existing annuity income option, they are fully excluded from income until the remaining investment in the Contract is deemed to be recovered, and all payments thereafter are fully includible in income.
Assignments, Pledges, and Gratuitous Transfers
Any assignment or pledge of (or agreement to assign or pledge) any portion of the Accumulated Value of the Contract is treated for federal income tax purposes as a surrender of such amount or portion. The investment in the Contract is increased by the amount includible in income with respect to such an assignment or pledge. If a Contract Owner transfers a Contract without adequate consideration to a person other than the Contract Owner’s Spouse (or a former Spouse incident to divorce), the Contract Owner must include in income the difference between the Contract’s Accumulated Value and the investment in the Contract at the time of the transfer. In such a case, the transferee’s investment in the Contract is increased to reflect the amount includible in the transferor’s income.
Penalty Tax on Premature Distributions
Withdrawals (whether partial or full) and Annuity Payments taken before age 59 1∕2 may be subject to an additional 10% federal tax penalty. However, this penalty tax does not apply to any distribution: (1) received on or after the Contract Owner attains age 59 1∕2; (2) the Contract Owner becoming disabled (as defined in Section 2(m)(7) of the tax law); (3) made on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of the primary annuitant (as defined in the tax law); (4) that is part of a series of substantially equal periodic payments, not less frequently than annually, for the life or life expectancy of the Contract Owner or for the joint lives of the Contract Owner and federally recognized spouse. For the purposes of substantially equal periodic payments, if there is a significant modification of the payment schedule before the later of the taxpayer reaching age 591⁄2 or the expiration of five years from the time the payment starts, the taxpayer’s income shall be increased by the amount of tax and deferred interest that otherwise would have been incurred.
There are additional exceptions that can help you avoid the 10% federal tax penalty. It is important to consult your tax adviser to understand these exceptions and the specific requirements and limitations for each one.
Aggregation of Contracts
In certain circumstances, the IRS may determine the amount of any distribution from the Contract that is includible in income by combining some or all of the annuity contracts a person owns. For example, if a person purchases a Contract and also purchases at approximately the same time another deferred annuity issued by us, the IRS may treat the two contracts as one contract. Similarly, if a person transfers part of his or her interest in one annuity contract to purchase another annuity contract, the IRS might treat the two contracts as one contract. In addition, if a person purchases two or more contracts from us (or an affiliate) during any calendar year, all such contracts will be treated as one contract for purposes of determining the amount of any full or partial surrender that is includible in income. The effects of such aggregation are not always clear; however, such aggregation could affect the amount of a surrender or an annuity payment that is taxable and the amount which might be subject to the 10% penalty tax described above.

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Exchanges of Annuity Contracts
We may issue the Contract in exchange for all or part of another annuity contract. Such an exchange will be income tax free if certain requirements are satisfied (a 1035 Exchange). If the exchange is tax free, the investment in the Contract immediately after the exchange will generally be the same as that of the annuity contract exchanged, increased by any additional premium payment made as part of the exchange.  If part of an existing contract is exchanged for the Contract, the IRS might treat the two contracts as one annuity contract in certain circumstances. See Aggregation of Contracts. You should consult your tax advisor in connection with an exchange of all or part of an annuity contract for the Contract.
Qualified Plans
The Contracts also are designed for use with several types of Qualified Plans. When used in Qualified Plans, deferred annuities like the Contracts do not offer additional tax-deferral benefits, but annuities offer other product benefits to investors in Qualified Plans. Participants under such Qualified Plans as well as Contract Owners, Annuitants, and beneficiaries are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves regardless of the terms and conditions of the Contracts issued in connection with them.
The tax rules applicable to Qualified Plans, and to a Contract when used in connection with a Qualified Plan, vary according to the type of plan and the terms and conditions of the plan itself, and they take precedence over the general annuity tax rules described above. For example, for full surrenders, partial surrenders, and annuity income payments under Contracts used in Qualified Plans, there may be no “investment in the contract,” with the result that the total amount received may be includible in income. The includible amount is taxed at ordinary income tax rates, and a 10% penalty tax also may apply. Exceptions to this penalty tax vary depending on the type of Qualified Plan involved; in the case of an Individual Retirement Annuity (discussed below), exceptions comparable to those described above are available.
The following briefly describes certain types of Qualified Plans in connection with which we may issue a Contract.
Traditional IRAs. Section 408 of the Code permits eligible individuals to contribute to an Individual Retirement Account or an Individual Retirement Annuity (collectively known as an “IRA”). IRAs are subject to limits on the amounts that may be contributed and deducted, on the persons who may be eligible to do so, and on the time when distributions may commence (required minimum distributions – “RMDs”). Also, you may “roll over” distributions from certain Qualified Plans on a tax-deferred basis into an IRA.
Roth IRAs. Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a “Roth IRA.” Roth IRAs are generally subject to the same rules as non-Roth IRAs, but differ in several respects. Among the differences is that, although contributions to a Roth IRA are not deductible, “qualified distributions” (those that satisfy certain waiting and use requirements) from a Roth IRA will be excludable from income. Subject to certain restrictions, a distribution from an eligible employer-sponsored qualified plan may be directly moved to a Roth IRA. This movement is called a “qualified rollover contribution.”
Section 403(b) Plans. Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational, and scientific organizations to have their employers purchase annuity Contracts for them and, subject to certain limitations, to exclude the amount of premium payments from income for federal tax purposes. Subject to plan provisions, distributions from a Contract purchased under section 403(b) may be paid only when the employee reaches age 59 1∕2, separates from service, dies, or becomes disabled, the 403(b) plan terminates, or in the case of financial hardship. As a result, the Contract Owner will not be entitled to exercise the surrender rights described under the heading “Surrenders and Withdrawals” unless one of the above conditions is satisfied. For contracts maintained pursuant to an employer sponsored 403(b) plan, we may require the employer’s signature to process any requests for withdrawal, surrender, rollover or transfers to another contract.

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Direct Rollovers
If your Contract is purchased under section 403(b) of the Code or is used in connection with certain other Qualified Plans, any “eligible rollover distribution” from the Contract will be subject to direct rollover and mandatory withholding requirements. An eligible rollover distribution generally is any taxable distribution from certain Qualified Plans (including from a Contract purchased under section 403(b)) excluding amounts such as minimum distributions required under the Code. Under these requirements, federal income tax equal to 20% of the eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from the Contract, discussed below, the Contract Owner cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if the distribution is directly rolled over to an IRA or to another eligible retirement plan.
Federal Income Tax Withholding
We will withhold and remit to the federal government a part of the taxable portion of each distribution made under a Contract unless the Owner notifies us at or before the time of the distribution that he or she elects not to have any amounts withheld. In certain circumstances, we may be required to withhold tax. The withholding rates applicable to the taxable portion of annuity income payments (other than eligible rollover distributions made in connection with Qualified Plans) are the same as the withholding rates generally applicable to payments of wages. Further, a 10% withholding rate applies to the taxable portion of non-periodic payments (including partial and full surrenders), and as discussed above, the withholding rate applicable to eligible rollover distributions is 20%. Whether or not federal income tax is withheld, the Contract Owner (or other applicable taxpayer) remains liable for payment of federal income tax on Contract distributions.
Legal Proceedings
There are no legal proceedings to which the Variable Account is a party or to which the assets of the Variable Account are subject. Neither Thrivent nor Thrivent Investment Management Inc. is involved in any litigation that is of material importance in relation to their financial condition or that relates to the Variable Account.
Financial Statements
The financial statements of Thrivent and the Variable Account are contained in the Statement of Additional Information. The SAI is available, without charge, upon request.You can view a copy of the SAI online at dfinview.com/Thrivent/VariableAnnuityB or you can request a paper copy by calling our Service Center at 1-800-847-4836, or by sending an email request to mail@thrivent.com.

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Distribution of the Contracts
Thrivent Investment Management Inc., 600 Portland Ave. S., Suite 100, Minneapolis, Minnesota 55415, an indirect subsidiary of Thrivent, is a registered broker-dealer and acts as principal underwriter and distributor of the Contracts pursuant to a distribution agreement with us. Thrivent Investment Management Inc. also acts as the distributor of a number of other variable annuity and variable life insurance contracts we offer.
The financial advisor or professional in this transaction is a duly licensed financial advisor or professional of Thrivent Investment Management Inc. and is also an appointed insurance producer of Thrivent.
Your financial advisor or professional may be paid differently depending on the product or service recommended. As a result, your financial advisor or professional in this transaction may have a financial incentive to recommend that you purchase one product instead of another.
For premiums paid to the Contract, your financial advisor or professional receives a commission in the range of 0% -1.225%.
Your financial advisor or professional may receive asset-based compensation ranging from 0.0375% to 0.0613% of the account value annually. If you elect a Settlement Option we pay commission in the range of 0% to 0.98% of the premium applied to the settlement option. The compensation described above is not charged directly to you or your Contract. The compensation is paid from our resources, which include fees and charges imposed on your Contract.

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How to Contact Us
Telephone:
1-800-847-4836
Internet:
Thrivent.com
Fax:
1-800-225-2264
Transfers, Surrenders, or Withdrawals:
Thrivent
P.O. Box 8075
Appleton, WI 54912-8075
Express Mail:
Thrivent
4321 N. Ballard Road
Appleton, WI 54919-3400
For Wire Transfer Instructions, please contact 1-800-847-4836

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Appendix: Investment Options Available Under the Contract
(a) Variable Options Available Under the Contract
The following is a list of Portfolio Companies that correspond to Subaccounts available under the Contract. More information about the Portfolio Companies is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at dfinview.com/Thrivent/VariableAnnuityB. You can also request this information in paper at no cost by calling (800) 847-4836 or by sending an email request to mail@thrivent.com.
The current expenses and performance information below reflects fees and expenses of the Portfolio Companies, but does not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these charges were included. Each Portfolio Company’s past performance is not necessarily an indication of future performance.
INVESTMENT TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/25)
			1 YEAR	5 YEAR	10 YEAR
Aggressive Allocation	Thrivent Aggressive Allocation Portfolio	0.85%[1]	15.81%	9.61%	11.26%
Large Blend	Thrivent All Cap Portfolio	0.66%	18.05%	11.90%	12.43%
Conservative Allocation	Thrivent Conservative Allocation Portfolio	0.50%	10.17%	4.03%	5.42%
Moderately Conservative Allocation	Thrivent Dynamic Allocation Portfolio	0.68%	12.62%	5.92%	6.84%
Diversified Emerging Mkts	Thrivent Emerging Markets Equity Portfolio	1.15%[1]	32.20%	2.10%	7.47%
Large Blend	Thrivent ESG Index Portfolio	0.36%[1]	17.78%	13.56%	N/A3
Global Large-Stock Blend	Thrivent Global Stock Portfolio	0.60%	20.82%	10.69%	10.67%
Intermediate Government	Thrivent Government Bond Portfolio	0.49%	7.32%	0.01%	1.74%
Health	Thrivent Healthcare Portfolio	0.92%	13.07%	4.62%	7.37%
High Yield Bond	Thrivent High Yield Portfolio	0.45%	8.78%	4.06%	5.32%
Corporate Bond	Thrivent Income Portfolio	0.44%	7.93%	0.38%	3.60%
Foreign Large Blend	Thrivent International Equity Portfolio	0.72%	30.87%	8.54%	7.41%
Foreign Large Blend	Thrivent International Index Portfolio	0.37%	31.15%	8.61%	N/A3
Large Growth	Thrivent Large Cap Growth Portfolio	0.43%	16.95%	12.89%	16.35%
Large Blend	Thrivent Large Cap Index Portfolio	0.22%	17.62%	14.17%	14.54%
Large Value	Thrivent Large Cap Value Portfolio	0.62%	19.65%	13.96%	12.16%
Mid-Cap Growth	Thrivent Mid Cap Growth Portfolio	0.89%[1]	2.50%	1.10%	N/A3
Mid-Cap Blend	Thrivent Mid Cap Index Portfolio	0.25%	7.23%	8.86%	10.46%
Mid-Cap Blend	Thrivent Mid Cap Stock Portfolio	0.66%	4.73%	6.86%	11.30%
Mid-Cap Value	Thrivent Mid Cap Value Portfolio	0.87%[1]	10.82%	11.31%	N/A3

34

INVESTMENT TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/25)
			1 YEAR	5 YEAR	10 YEAR
Moderate Allocation	Thrivent Moderate Allocation Portfolio	0.70%[1]	13.63%	7.13%	8.38%
Moderately Aggressive Allocation	Thrivent Moderately Aggressive Allocation Portfolio	0.76%[1]	15.46%	8.30%	9.69%
Moderately Conservative Allocation	Thrivent Moderately Conservative Allocation Portfolio	0.65%[1]	12.10%	4.49%	6.04%
Money Market - Taxable	Thrivent Money Market Portfolio	0.31%	4.06%	3.05%	1.93%
Multisector Bond	Thrivent Multisector Bond Portfolio	0.74%	7.93%	2.43%	3.47%
Real Estate	Thrivent Real Estate Securities Portfolio	0.90%	0.67%	3.89%	4.68%
Short-Term Bond	Thrivent Short-Term Bond Portfolio	0.45%	6.06%	2.75%	2.89%
Small Growth	Thrivent Small Cap Growth Portfolio	0.94%[1]	1.87%	1.37%	N/A2
Small Blend	Thrivent Small Cap Index Portfolio	0.24%	5.80%	7.06%	9.57%
Small Blend	Thrivent Small Cap Stock Portfolio	0.70%	2.45%	7.50%	11.93%
1
Current expenses reflect temporary fee reductions.
2
The Fund is not showing Average Annual Total Returns information because the Fund commenced operation on 04/27/2018 and does not have annual returns for the period shown.
3
The Fund is not showing Average Annual Total Returns information because the Fund commenced operation on 04/29/2020 and does not have annual returns for the period shown.
(b) Fixed Account Investment Option Available Under the Contract
On or before the Annuity Commencement Date, you may allocate the premiums paid under the Contract and transfers from the Subaccounts to the Fixed Account. After the Annuity Commencement Date, you may no longer transfer out of the Fixed Account. Any amounts allocated to the Fixed Account are invested with our general account assets. Interest will be credited on premiums allocated to the Fixed Account and on amounts transferred to the Fixed Account from the date of allocation or transfer. The initial interest rate for each such allocation or transfer is guaranteed for 12 months, and subsequent interest rates will not change more frequently than every 12 months. Interest will be compounded daily and will never be less than an effective annual interest rate of 3% per year. For the current interest rate, please contact our Service Center at 1-800-847-4836. In any Contract Year, only one of your allowed transfers may be from the Fixed Account. Any transfer from the Fixed Account must be made on or within 45 days after a Contract Anniversary.
Name	Term	Minimum Guaranteed Interest Rate
Fixed Account	Life of the Contract	3.00%

35

The Statement of Additional Information (SAI) dated April 30, 2026 contains more information about the Contract and the Variable Account. The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SAI is available, without charge, upon request. You can view a copy of the SAI online at dfinview.com/Thrivent/VariableAnnuityB
For a paper copy of the SAI, to request other information about the Contracts, and to make investor inquiries, you may call our Service Center at 1-800-847-4836, or you may send an email to mail@thrivent.com.
Reports and other information about Thrivent are available on the Securities Exchange Commission website at http://www.sec.gov. Copies of the information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
Thrivent is the marketing name for Thrivent Financial for Lutherans. Insurance products issued by Thrivent. Securities and investment advisory services offered through Thrivent Investment Management Inc., a registered investment adviser, member FINRA and SIPC, and a subsidiary of Thrivent. Licensed agent/producer of Thrivent. Registered representative of Thrivent Investment Management, Inc. Thrivent.com/disclosures.
Insurance products, securities and investment advisory services are provided by appropriately appointed and licensed financial advisors and professionals. Only individuals who are financial advisors are credentialed to provide investment advisory services. Visit Thrivent.com or  FINRA’s Broker Check for more information about our financial advisors.
Contract Form W2-BA-FPVA-1 and state variations
EDGAR Contract No.C00007341 VP63-1 R4-26

Thrivent Variable Annuity Account B
Statement of Additional Information
Dated April 30, 2026
For
Flexible Premium Deferred Variable Annuity Contract
Issued by
Thrivent Financial for Lutherans
Service Center:	Corporate Office:
4321 North Ballard Road Appleton, WI 54919-0001 Telephone: 800-847-4836 E-mail: mail@thrivent.com	600 Portland Avenue S., Suite 100 Minneapolis, MN 55415-4402 Telephone: 800-847-4836 E-mail: mail@thrivent.com
This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the Thrivent Variable Annuity Account B Prospectus dated April 30, 2026 (the “Prospectus”) for Thrivent Variable Annuity Account B (the “Variable Account”), describing an individual flexible premium deferred variable annuity contract (the “Contract”) previously offered by Thrivent Financial for Lutherans (“Thrivent”) to persons eligible for membership in Thrivent.
Much of the information contained in this SAI expands upon subjects discussed in the Prospectus. A copy of the Prospectus may be obtained by writing to us at 4321 North Ballard Road, Appleton, Wisconsin 54919-0001, by calling 1-800-847-4836, or it can be accessed electronically at dfinview.com/Thrivent/VariableAnnuityB.
Capitalized terms used in this SAI that are not otherwise defined herein shall have the meanings given to them in the Prospectus.
1

GENERAL INFORMATION AND HISTORY
Depositor
The Contract is issued by Thrivent Financial for Lutherans (Thrivent). Thrivent, a fraternal benefit society owned by and operated for its members, was organized under Internal Revenue Code section 501(c)(8) and established in 1902 under the laws of the State of Wisconsin. Thrivent is currently licensed to transact life insurance business in all 50 states and the District of Columbia. The Contract may be sold to or in connection with retirement plans that may or may not qualify for special federal tax treatment under the Internal Revenue Code. Annuity payments under the Contract are deferred until a selected later date.
Registrant
The Variable Account is a separate account of ours, which became available in 1994. The Variable Account meets the definition of a “separate account” under the federal securities laws. The Variable Account is registered with the Securities and Exchange Commission (the “SEC”) as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). This registration does not involve supervision by the SEC of the management or investment policies or practices of the Variable Account.
History of Depositor and Registrant
Thrivent is a not-for-profit financial services membership organization of Christians helping our members achieve financial security and give back to their communities. We were organized in 1902 as a fraternal benefit society under Wisconsin law, and comply with Internal Revenue Code Section 501(c)(8). We are licensed to sell insurance in all states and the District of Columbia.
2

SERVICES
Service Agreements and Other Service Providers
Assurance and audit services are currently provided by PricewaterhouseCoopers LLP, whose address is 45 South Seventh Street, Suite 3400, Minneapolis, Minnesota 55402.
There are no other service agreement contracts or service providers other than those described in this Statement of Additional Information. There is no custodian.
3

PURCHASE OF SECURITIES BEING OFFERED
While the Contract is no longer issued, Contract Owners may continue to allocate net premiums among the investment alternatives with different investment objectives.
UNDERWRITERS
Thrivent Investment Management Inc., 600 Portland Avenue S., Suite 100, Minneapolis, Minnesota 55415-4402 is a subsidiary of Thrivent and a registered broker-dealer. Thrivent Investment Management Inc., a subsidiary of Thrivent Financial, acts as principal underwriter and distributor of the Contracts pursuant to a Principal Underwriting Agreement with us. Thrivent Investment Management Inc. also acts as the distributor of a number of other variable annuity and variable life insurance contracts we offer. The Contract is no longer sold but we continue to take premium payments.
Thrivent Financial paid underwriting commissions for the last three fiscal years as shown below. Of these amounts, Thrivent Investment Management Inc. retained $0.
2025	2024	2023
$330,972	$363,156	$370,749
4

ANNUITY PAYMENTS
When a fixed settlement option is issued, the payment amount is the agreement amount divided by the annuity payment rate.  The annuity payment rate for life incomes is determined using 3.5% and the Annuity 1983 Mortality Table.  For non-life contingent fixed settlement options, the payment rate is determined using 3.5%.  The payment for fixed settlement options does not change.  Thrivent may offer a higher payment amount at issue of a settlement option.
STANDARD AND POOR’S DISCLAIMER
The S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes are products of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and have been licensed for use by Thrivent Financial for Lutherans (“Thrivent”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The trademarks have been licensed to SPDJI and have been sublicensed for use for certain purposes by Thrivent. Thrivent variable insurance products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, and of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of Thrivent variable insurance products or any member of the public regarding the advisability of purchasing variable insurance contracts generally or in the Thrivent variable insurance contracts particularly or the ability of the S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes to track general market performance. S&P Dow Jones Indices only relationship to Thrivent with respect to the S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes is the licensing of the Indexes and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500, S&P MidCap 400, and S&P Small Cap 600 Indexes are determined, composed and calculated by S&P Dow Jones Indices without regard to Thrivent or the Thrivent variable insurance products. S&P Dow Jones Indices have no obligation to take the needs of Thrivent or the owners of the Thrivent variable insurance products into consideration in determining, composing or calculating the S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of the Thrivent variable insurance products or the timing of the issuance or sale of the Thrivent variable insurance contract or in the determination or calculation of the equation by which a Thrivent variable insurance product is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Thrivent variable insurance product. There is no assurance that investment products based on the S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500, S&P MIDCAP 400, AND S&P SMALLCAP 600 INDEXES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY THRIVENT, OWNERS OF THE THRIVENT VARIABLE INSURANCE PRODUCTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500, S&P MIDCAP 400, AND S&P SMALLCAP 600 INDEXES OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT,
5

SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD-PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND THRIVENT, OTHER THAN THE LICENSORS OR S&P DOW JONES INDICES.
MSCI DISCLAIMER
MSCI, Inc. (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This prospectus is not approved, endorsed, reviewed or produced by MSCI. None of the MSCI data is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such.
6

EXPERTS
The statutory-basis financial statements as of December 31, 2025 and December 31, 2024 and for each of the three years in the period ended December 31, 2025 of Thrivent Financial for Lutherans and the financial statements as of December 31, 2025 and for each of the two years in the period ended December 31, 2025 of Thrivent Variable Annuity Account B included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
7

Report of Independent Auditors
To the Board of Directors of Thrivent Financial for Lutherans
Opinions
We have audited the accompanying statutory-basis financial statements of Thrivent Financial for Lutherans (the “Company”), which comprise the statutory-basis statements of assets, liabilities and surplus as of December 31, 2025 and 2024, and the related statutory-basis statements of operations, of surplus, and of cash flow for each of the three years in the period ended December 31, 2025, including the related notes (collectively referred to as the “financial statements”).
Unmodified Opinion on Statutory Basis of Accounting
In our opinion, the accompanying financial statements present fairly, in all material respects, the assets, liabilities and surplus of the Company as of December 31, 2025 and 2024, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2025, in accordance with the accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance described in Note 1.
Adverse Opinion on U.S. Generally Accepted Accounting Principles
In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2025 and 2024, or the results of its operations or its cash flow for each of the three years in the period ended December 31, 2025.
Basis for Opinions
We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors' Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.
Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles
As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America.
The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Report of Independent Auditors, continued
Responsibilities of Management for the Financial Statements
Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.
In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for one year after the date the financial statements are available to be issued.
Auditors' Responsibilities for the Audit of the Financial Statements
Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors' report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.
In performing an audit in accordance with US GAAS, we:
•
Exercise professional judgment and maintain professional skepticism throughout the audit.
•
Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
•
Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, no such opinion is expressed.
•
Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
•
Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for a reasonable period of time.
We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.
/s/ PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 13, 2026

Thrivent Financial for Lutherans
Statutory-Basis Statements of Assets, Liabilities and Surplus
As of December 31, 2025 and 2024
(in millions)
	2025	2024
Admitted Assets
Bonds	$54,999	$52,993
Stocks	2,230	1,542
Mortgage loans	10,960	10,867
Real estate	19	18
Cash, cash equivalents and short-term investments	1,860	1,437
Contract loans	1,085	1,073
Receivables for securities	391	59
Limited partnerships	9,240	10,836
Derivatives	742	220
Other invested assets	1,175	688
Total cash and invested assets	82,701	79,733
Accrued investment income	606	615
Due premiums and considerations	129	127
Other assets	46	37
Separate account assets	38,997	37,442
Total Admitted Assets	$122,479	$117,954
Liabilities
Aggregate reserves for life, annuity and health contracts	$57,788	$55,220
Deposit liabilities	5,273	5,566
Contract claims	524	469
Member dividends payable	443	436
Interest maintenance reserve	347	328
Asset valuation reserve	2,892	3,030
Transfers due to/(from) separate accounts, net	(730)	(612)
Payable for securities	610	233
Securities lending obligation	551	553
Other liabilities	852	879
Separate account liabilities	38,857	37,324
Total Liabilities	$107,407	$103,426
Surplus
Unassigned funds	$15,064	$14,513
Other surplus	8	15
Total Surplus	$15,072	$14,528
Total Liabilities and Surplus	$122,479	$117,954
The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans
Statutory-Basis Statements of Operations
For the Years Ended December 31, 2025, 2024 and 2023
(in millions)
	2025	2024	2023
Revenues
Premiums	$5,630	$5,948	$5,520
Considerations for supplementary contracts with life contingencies	193	454	230
Net investment income	3,822	3,830	3,233
Separate account fees	779	769	739
Amortization of interest maintenance reserve	55	55	88
Other revenues	55	67	68
Total Revenues	$10,534	$11,123	$9,878
Benefits and Expenses
Death benefits	$1,335	$1,315	$1,289
Surrender benefits	4,316	4,700	4,472
Change in reserves	2,634	2,796	1,640
Other benefits	2,439	2,540	2,237
Total benefits	10,724	11,351	9,638
Commissions	383	351	280
General insurance expenses	1,064	990	950
Fraternal benefits and expenses	280	223	169
Transfers due to/(from) separate accounts, net	(2,866)	(2,948)	(2,153)
Total expenses and net transfers	(1,139)	(1,384)	(754)
Total Benefits and Expenses	$9,585	$9,967	$8,884
Gain from Operations before Dividends and Capital Gains and Losses	$949	$1,156	$994
Member dividends	443	436	419
Gain from Operations before Capital Gains and Losses	$506	$720	$575
Realized capital gains and (losses), net	209	(122)	(62)
Net Income	$715	$598	$513
The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans
Statutory-Basis Statements of Surplus
For the Years Ended December 31, 2025, 2024 and 2023
(in millions)
	2025	2024	2023
Surplus, Beginning of Year	$14,528	$14,287	$13,768
Prior year adjustment	—	—	40
Adjusted Balance – Beginning of Year	$14,528	$14,287	$13,808
Net income	715	598	513
Change in unrealized investment gains and losses	(442)	(89)	(20)
Change in non-admitted assets	(2)	(131)	32
Change in asset valuation reserve	138	(243)	(134)
Change in surplus of separate account	22	16	22
Deferred gain on Medicare supplement reinsurance	(8)	(8)	(8)
Pension liability adjustment	54	98	74
Change in reserve valuation basis	67	—	—
Surplus, End of Year	$15,072	$14,528	$14,287
The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans
Statutory-Basis Statements of Cash Flow
For the Years Ended December 31, 2025, 2024 and 2023
(in millions)
	2025	2024	2023
Cash from Operations
Premiums	$5,818	$6,396	$5,743
Net investment income	3,137	2,915	2,672
Other revenues	834	836	807
	9,789	10,147	9,222
Benefit and loss-related payments	(8,038)	(8,598)	(8,010)
Transfers (to)/from separate account, net	2,748	2,899	2,115
Commissions and expenses	(1,710)	(1,556)	(1,383)
Member dividends	(436)	(420)	(376)
Other	—	—	3
Net Cash from Operations	$2,353	$2,472	$1,571
Cash from Investments
Proceeds from investments sold, matured or repaid:
Bonds	$9,386	$6,948	$6,153
Stocks	495	913	1,142
Mortgage loans	932	705	661
Limited partnerships	3,802	1,305	821
Other	378	227	449
	14,993	10,098	9,226
Cost of investments acquired or originated:
Bonds	(11,490)	(9,331)	(6,758)
Stocks	(956)	(985)	(616)
Mortgage loans	(1,026)	(710)	(812)
Limited partnerships	(1,954)	(1,731)	(1,787)
Other	(716)	(304)	(393)
	(16,142)	(13,061)	(10,366)

Mortgage dollar rolls	(346)	(2)	(67)
Change in net amounts due (to)/from broker	—	—	(55)
Change in collateral held for securities lending	(2)	(91)	352
Change in contract loans	(12)	(9)	(17)
Net Cash from Investments	$(1,509)	$(3,065)	$(926)
Cash from Financing and Miscellaneous Sources
Net deposits (payments) on deposit-type contracts	$(293)	$19	$23
Other	(128)	3	152
Net Cash from Financing and Miscellaneous Sources	$(421)	$22	$175
Net Change in Cash, Cash Equivalents and Short-Term Investments	$423	$(571)	$820
Cash, Cash Equivalents and Short-Term Investments, Beginning of Year	$1,437	$2,008	$1,188
Cash, Cash Equivalents and Short-Term Investments, End of Year	$1,860	$1,437	$2,008
The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans
Statutory-Basis Statements of Cash Flow
For the Years Ended December 31, 2025, 2024 and 2023
(in millions)
	2025	2024	2023
Supplemental disclosures for non-cash transactions not included above
Refinanced mortgage loans and mutual fund mortgage transfers	$79	$—	$74
Transferred collateral on collateralized fund obligation	$—	$—	739
FHLB conversion from borrowed money to funding agreements	$—	$—	$900
Mortgage foreclosure and capital contribution to Gold Ring Holdings, LLC	$—	$16	$—
Transfer from White Rose Opportunity Fund distribution	$—	$53	$—
Mortgage dollar rolls and tax free exchange purchases	$(7,733)	$(2,382)	$(1,370)
Mortgage dollar rolls and tax free exchange sales	$7,387	$2,380	$1,303
CASL 2024-4 CLUB student loan purchase	$—	$(1,842)	$—
CASL 2024-4 CLUB student loan sale	$—	$1,842	$—
2025 Badger FBN purchases	$(2,286)	$—	$—
2025 Badger FBN sales	$2,286	$—	$—
Non-cash contributions to Holdings, Inc.	$6	$—	$—
Non-cash Initial Public Offering reverse stock split	$30	—	—
The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements
For the Years Ended December 31, 2025, 2024 and 2023
1. Nature Of Operations And Significant Accounting Policies
Nature of Operations
Thrivent Financial for Lutherans (“Thrivent”) is a fraternal benefit society that provides life insurance, retirement products, disability income, long-term care insurance and Medicare supplement insurance to members. Thrivent is licensed to conduct business throughout the United States and distributes products to members primarily through a network of career financial representatives. Thrivent’s members are offered additional financial products and services, such as investment funds and trust services, through subsidiaries and affiliates.
Significant Accounting Policies
The accompanying statutory-basis financial statements have been prepared in accordance with statutory accounting practices (“SAP”) prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance. Thrivent has no prescribed or permitted practices.
The State of Wisconsin Office of the Commissioner of Insurance recognizes only SAP for determining and reporting the financial condition and results of operations of a fraternal benefit society in order to determine its solvency under Wisconsin’s Insurance Laws. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed or permitted practices by the State of Wisconsin. NAIC SAP is comprised of the Preamble, the Statements of Statutory Accounting Principles (“SSAP”), and Appendices.
The significant accounting practices used in preparation of the statutory-basis financial statements are summarized as follows:
Investments
Bonds: Bonds are generally carried at amortized cost, depending on the nature of the security and as prescribed by NAIC guidelines. Discounts or premiums on bonds are amortized over the term of the securities using the modified scientific method. Interest income is recognized when earned. Bond exchange traded funds (“ETFs”) on the Securities Valuation Office (“SVO”) Identified Funds list are stated using the fair value measurement method.
Stocks: Common stocks of unaffiliated companies are stated at fair value. Common stocks of unconsolidated subsidiaries are carried at the stock’s equity basis. Investments in mutual funds are carried at net asset value (“NAV”). Preferred stocks are carried at market value or amortized cost depending on the preferred stock's convertible characteristics and NAIC subgroup. Issues rated not in good standing are reported at lower of amortized cost or fair market value. Redeemable preferred stocks are reported at amortized costs unless they have an NAIC designation of 4, 5, or 6 which are reported at the lower of amortized cost or fair value. Perpetual preferred stocks are reported at fair value, not to exceed the current call price for the stock.
Mortgage Loans: Mortgage loans are generally carried at unpaid principal balances less valuation adjustments. Interest income is accrued on the unpaid principal balance using the loan’s contractual interest rate. There are currently no mortgage loans with a discount or premium. Interest income and amortization of premiums and discounts are recorded as a component of net investment income along with prepayment fees and mortgage loan fees.

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Real Estate: Home office real estate is valued at original cost, plus capital expenditures less accumulated depreciation and encumbrances. Depreciation expense is determined using the straight-line method over the estimated useful life of the properties. Real estate expected to be disposed is carried at the lower of cost or fair value, less estimated costs to sell.
Cash, Cash equivalents and Short-term Investments: Cash and cash equivalents include demand deposits, highly liquid investments purchased with an original maturity of three months or less and investments in money market mutual funds. Demand deposits and highly liquid investments are carried at amortized cost while investments in money market mutual funds are carried at fair value. Short-term investments have contractual maturities of one year or less at the time of acquisition. Included in short-term investments are commercial paper and agency notes, which are carried at amortized cost.
Contract Loans: Contract loans are generally carried at the loans’ aggregate unpaid balances. Contract loans are collateralized by the cash surrender value of the associated insurance contracts.
Limited Partnerships: Limited partnerships consist primarily of equity limited partnerships which are generally valued using NAV as a practical expedient. For distributions received, income is recognized to the extent they do not exceed undistributed earnings. Distributions received in excess of undistributed earnings are recorded as a return of capital.
Other Invested Assets: Other invested assets include residual tranches, non-collateral loans, and surplus notes. Residual tranches are carried at either the lower of amortized cost or fair value. Interest income on residual tranches is recorded under the effective yield method using the Allowable Earned Yield, capped by the amount of cash distributions received. Non-collateral loans and surplus notes are carried at amortized cost.
Derivatives: Derivatives consist primarily of mortgage dollar rolls, call spread options, foreign currency swaps, and futures and are primarily carried at fair value. Thrivent uses a mortgage dollar roll program to enhance the yield on the mortgage-backed security (“MBS”) portfolio. Mortgage dollar rolls are transactions whereby Thrivent sells an MBS to a counterparty and subsequently enters into a commitment to purchase another MBS security at a later date. Thrivent’s mortgage dollar roll program generally includes a series of mortgage dollar rolls extending for more than a year. Thrivent had $509 million and $161 million in the mortgage dollar roll program as of December 31, 2025 and 2024, respectively. Mortgage dollar rolls are reported as bonds in 2024 within the Statements of Assets, Liabilities, and Surplus. As a result of the adoption of an accounting pronouncement in 2025, mortgage dollar rolls are now reported as derivatives in 2025. Given this reclassification, derivatives are reported separately in the Statements of Assets, Liabilities, and Surplus. Certain prior period amounts related to derivatives have been reclassified from other invested assets to derivatives.
Securities Lending: Securities loaned under Thrivent’s securities lending agreement are carried at amortized cost or fair value, depending on the nature of the security and as prescribed by NAIC guidelines. Thrivent generally receives cash collateral in an amount that is in excess of the market value of the securities loaned, and the cash collateral is invested in highly-liquid, highly rated securities which are included in bonds and cash, cash equivalents and short-term investments. A liability is also recognized for the amount of the collateral. Market values of securities loaned and corresponding collateral are monitored daily, and additional collateral is obtained as necessary. Thrivent requires a minimum level of collateral to be held for loaned securities.

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Offsetting Assets and Liabilities: Thrivent presents securities lending agreements and derivatives on a gross basis in the statutory-basis financial statements.
Unrealized Investment Gains and Losses: Unrealized investment gains and losses include changes in fair value of bonds, unaffiliated stocks, affiliated common stocks, affiliated mutual funds, ETFs, limited partnerships, derivatives and other invested assets and are reported as a direct increase or decrease to surplus.
Realized Capital Gains and Losses: Realized capital gains and losses on sales of investments are determined using the specific identification method for bonds and average cost method for stocks.
Thrivent’s investments are periodically reviewed, and those securities where the current fair value is less than amortized cost are evaluated for indicators that show the decline in value is other-than-temporary. The review includes an evaluation of each security issuer’s creditworthiness, such as the ability to generate operating cash flow while remaining current on all debt obligations, and any changes in credit ratings from third party agencies. Other factors include the severity and duration of the unrealized loss, Thrivent’s ability to collect all amounts due according to the contractual terms of the debt security and Thrivent’s ability and intent to hold the security for a period of time sufficient to allow for any anticipated recovery in the market.
The potential need to sell securities in an unrealized loss position which have no other indications of other-than-temporary impairment is evaluated based on the current market environment, near-term and long-term asset liability management strategies and target allocation strategies for various asset classes. Generally, Thrivent has the ability and intent to hold securities in an unrealized loss position for a period of time sufficient for the security to recover in value. Investments that are determined to be other-than-temporarily impaired are written down, primarily to fair value, and the write-down is included in realized capital gains and losses in the Statutory-Basis Statements of Operations. If, in response to changed conditions in the capital markets, Thrivent decides to sell a security in an unrealized loss position, a realized loss is recognized in the period that the decision is made to sell that security.
Certain realized capital gains and losses on fixed income securities sold prior to maturity are transferred to the interest maintenance reserve (“IMR”).
Fair Value of Financial Instruments: In estimating the fair values for financial instruments, the significance of observable and unobservable inputs used to determine fair value is taken into consideration. Each of the financial instruments has been classified into one of three categories based on the evaluation. A Level 1 financial instrument is valued using quoted prices for identical assets in active markets. A Level 2 financial instrument is valued based on quoted prices for similar instruments in active markets that are accessible, quoted prices for identical or similar instruments in markets that are not active, or model-derived valuations where the significant value driver inputs are observable. A Level 3 financial instrument is valued using significant inputs that are unobservable.
Separate Accounts
Separate account assets and liabilities represent funds that are separately administered for variable annuity and variable life contracts, for which the contract holder, rather than Thrivent bears the investment risk. Fees charged on separate account contract holder account value, include mortality and expense charges, rider fees, and advisor fees and are recognized when due. Separate account assets, which consist of investment funds, are carried at fair value based on published NAVs and include the value of seed money. Separate account liability values are not guaranteed to the contract holder; however, general account reserves include provisions for the

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guaranteed minimum death and living benefits contained in the contracts. Reserve assumptions for these benefits are discussed in the Aggregate Reserves for Life, Annuity and Health Contracts section.
Aggregate Reserves for Life, Annuity and Health Contracts
Reserves for life contracts issued prior to 2020 are calculated primarily using the Commissioners’ Reserve Valuation Method generally based upon the 1941, 1958, 1980, 2001, and 2017 Commissioners’ Standard Ordinary and American Experience Mortality Tables with assumed interest rates ranging from 2.5% to 5.5%. Reserves on contracts issued on a substandard basis are valued using the valuation mortality rates for the substandard rating. Reserves for life contracts issued on or after January 1, 2020 and Term Life contracts issued from January 1, 2017 through December 31, 2019, are calculated using the Principles-Based Reserve (PBR) approach described in VM-20. The reserve held is the greatest of two model-based reserve calculations and a formulaic calculation called the Net Premium Reserve (“NPR”).
Reserves for fixed annuities, supplementary contracts with life contingencies and other benefits are computed using recognized and accepted mortality tables and methods, which equal or exceed the minimum reserves calculated under the Commissioners’ Annuity Reserve Valuation Method. Fixed indexed annuity reserves are calculated according to the Black-Scholes Projection Method described in Actuarial Guideline 35. Reserves for variable annuities with guaranteed death and living benefits, regardless of issue date, are computed on an aggregate basis using the requirements specified in VM-21, including assumptions for guaranteed minimum death benefits and living benefits. This approach uses the greatest of two stochastic modeling approaches (company prudent assumptions or industry prescribed assumptions) but is never less than the cash surrender value floor.
Accident and health contract reserves are generally calculated using the two-year preliminary term, one-year preliminary term and the net level premium methods based upon various morbidity tables. In addition, for long-term care and disability income products, a premium deficiency reserve is held to the extent future premiums and current reserves are less than the value of future expected claim payments and expenses.
The reserve assumptions inherent in these approaches are designed to be sufficient to provide for all contractual benefits. Thrivent waives deduction of deferred fractional premiums upon the death of insureds and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves.
Deposit Liabilities
Deposit liabilities have been established on certain annuity and supplemental contracts, as well as funding agreements issued to the Federal Home Loan Bank of Chicago (“FHLB”), that do not subject Thrivent to mortality and morbidity risk. Changes in future benefits on these deposit-type contracts are classified as deposit-type transactions and thereby excluded from net additions to contract reserves.
Contract Claims
Claim liabilities are established in amounts estimated to cover incurred claims. These liabilities are based on individual case estimates for reported claims and estimates of unreported claims based on past experience.

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Interest Maintenance Reserve
Thrivent is required to maintain an IMR which is primarily used to defer certain realized capital gains and losses on fixed income investments as prescribed by the NAIC in SSAP No. 7. (Asset Valuation Reserve and Interest Maintenance Reserve). Net realized capital gains and losses deferred to IMR are amortized into investment income over the estimated remaining term to maturity of the investment sold.
Asset Valuation Reserve
Thrivent is required to maintain an asset valuation reserve (“AVR”), which is a liability calculated using a formula prescribed by the NAIC in SSAP No. 7. The AVR is a general provision for future potential losses in the value of investments, unrelated to changes in interest rates. Increases or decreases in the AVR are reported as direct adjustments to surplus in the Statutory-Basis Statements of Surplus.
Borrowed Money
Borrowed money represents advances from Federal Home Loan Bank. The liability is primarily carried at an amount equal to unpaid principal balance, including accrued interest, net of unamortized discount or premium.
Premiums and Considerations
Traditional life insurance premiums are recognized as revenue when due. Variable life, universal life, annuity premiums and considerations of supplemental contracts with life contingencies are recognized when received. Health insurance premiums are recognized pro rata over the terms of the policies. Thrivent presents the impact of internal (1035 exchanges) on a net basis within the Summary of Operations.
Fraternal Benefits and Expenses
Fraternal benefits and expenses include all fraternal activities and expenses incurred to provide or administer fraternal benefits and programs related to Thrivent’s fraternal charter. This includes activities and costs necessary to maintain Thrivent’s fraternal lodge system. Thrivent conducts fraternal activities primarily through a lodge system where members participate in locally sponsored fraternal activities. Lodge activities are designed to create an opportunity for impact via social, intellectual, educational, charitable, benevolent, moral, fraternal, patriotic or religious purposes for the benefit of members and the public and are supported through a variety of lodge programs and services.
Dividends to Members
The majority of Thrivent’s insurance products are participating in nature. Dividends on these policies to be paid to members in the subsequent 12 months are reflected in the Statutory-Basis Statements of Operations for the current year. Dividends are not currently being paid on most health insurance nor annuity contracts. Dividend scales are approved annually by Thrivent’s Board of Directors.

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Income Taxes
Thrivent, as a fraternal benefit society, qualifies as a tax-exempt organization under the Internal Revenue Code. Accordingly, income earned by Thrivent is generally exempt from taxation; therefore, no provision for income taxes has been recorded. Thrivent may pay income taxes on certain unrelated business activity such as debt-financed income.
Basis of Presentation
The accompanying statutory-basis financial statements of Thrivent have been prepared in accordance with accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance, which practices differ from U.S. generally accepted accounting principles (“GAAP”). Differences between GAAP financial statements and statutory-basis financial statements as of December 31, 2025 and 2024 and for the three years in the period ended December 31, 2025, have not been quantified but are presumed to be material.
The following describes the more significant statutory accounting policies that are different from GAAP accounting policies:
Bonds and Preferred Stocks: For GAAP purposes, investments in bonds and preferred stocks are reported at fair value with the change in fair value reported as a separate component of comprehensive income for available-for-sale securities and reported as realized gains or losses for trading securities.
Common Stocks: For GAAP purposes, investments in common stocks are reported at fair value with unrealized gains and losses reported as a component of net income.
Limited Partnerships: For GAAP purposes, the equity method reports the change in the equity value of the limited partnerships through earnings as a component of net investment income.
Acquisition Costs: For GAAP purposes, costs incurred that are directly related to the successful acquisition and issuance of new or renewal insurance contracts are deferred to the extent such costs are deemed recoverable from future profits and amortized on a constant level basis.
Contract Liabilities: For GAAP purposes, liabilities for future contract benefits and expenses are estimated based on expected experience or actual account balances.
Non-Admitted Assets: For GAAP purposes, certain assets, primarily furniture, equipment, receivables over 90 days old, values of certain entities and equity-method investments where audits are not performed, overfunded plan assets on qualified benefit plans and agents’ debit balances, are not charged directly to equity and are not excluded from the balance sheet.
Interest Maintenance Reserve: For GAAP purposes, an IMR is not maintained.
Asset Valuation Reserve: For GAAP purposes, an AVR is not maintained.
Premiums and Withdrawals: For GAAP purposes, funds deposited and withdrawn on universal life and investment-type contracts are not recorded in the income statement.

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Consolidation: For GAAP purposes, controlled subsidiaries are consolidated into the results of their parent.
Use of Estimates
The preparation of statutory-basis financial statements in conformity with SAP requires management to make estimates and assumptions that affect the amounts reported in the statutory-basis financial statements and accompanying notes. The more significant estimates relate to fair values of investments, reserves for life, health and annuity contracts and pension and other retirement benefit liabilities. Actual results could differ from those estimates.
New Accounting Guidance
In 2025, Thrivent adopted revisions to SSAP No. 26 (Bonds) and SSAP No. 43 (Asset-Backed Securities) for the principles-based bond definition, which included consideration of factors to determine whether certain investments qualify for reporting on the statutory financial statements as a bond. Additionally, the guidance revised SSAP No. 2 (Cash, Cash Equivalents, Drafts, and Short-Term Investments) to preclude asset-backed securities, mortgage loans and other invested assets from being reported as cash equivalents or short-term investments. The guidance is effective beginning January 1, 2025 and did not have a material impact on Thrivent’s financial statements.
In 2025, Thrivent adopted updated guidance for residual tranches under SSAP No. 21 (Other Admitted Assets). Unrealized gains or losses as of December 31, 2024, were recognized as realized, with the market value becoming the January 1, 2025 cost basis. Interest income must follow the effective yield method using Allowable Earned Yield (AEY), capped by cash distributions. Thrivent reported a net realized gain of $15 million upon adoption.
In 2025, Thrivent adopted revisions to SSAP No. 43 (Asset-Backed Securities) that allow use of either prospective or retrospective methods for adjusting cash flows and prepayment assumptions. Thrivent elected the prospective method for all asset-backed securities effective January 1, 2025, with no impact to surplus.
In 2023, Thrivent adopted modifications to SSAP No. 34 (Investment Income Due and Accrued). The key revisions include adding new disclosures for Aggregate Deferred Interest and Paid-In-Kind (PIK) interest. The guidance is effective beginning December 31, 2023 and did not have a material impact on Thrivent’s financial statements.
Prior Year Adjustment
During 2023, Thrivent identified an adjustment impacting the beginning of year surplus balance related to deferred annuity contracts. As a result, reserves were decreased and surplus was increased by $40 million. Thrivent reported an increase to opening surplus of $40 million in 2023.
Subsequent Events
Thrivent evaluated events or transactions that may have occurred after the Statutory-Basis Statements of Assets, Liabilities and Surplus date for potential recognition or disclosure through February 13, 2026, the date the statutory-basis financial statements were available to be issued. There were no subsequent events or transactions which required recognition for disclosure.

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2. Investments
Bonds
The admitted value and fair value of Thrivent’s investment in bonds are summarized below (in millions):
	Admitted Value	Gross Unrealized		Fair Value
		Gains	Losses
December 31, 2025
U.S. Government Obligations	$1,648	$11	$(117)	$1,542
Other U.S. Government Obligations	178	—	—	178
Non-U.S. Sovereign Jurisdiction Securities	199	3	(13)	189
Municipal Bonds – General Obligations (Direct and Guaranteed)	45	4	(1)	48
Municipal Bonds – Special Revenue	72	6	(1)	77
Project Finance Bonds Issued by Operating Entities	1,646	19	(95)	1,570
Corporate Bonds	33,967	737	(1,957)	32,747
Single Entity Backed Obligations	642	6	(20)	628
SVO-Identified Bond Exchange Traded Funds – Fair Value	449	—	—	449
Bonds Issued by Funds Representing Operating Entities	4,655	48	(158)	4,545
Bank Loans – Acquired	245	3	(2)	246
Total Issuer Credit Obligations	$43,746	$837	$(2,364)	$42,219
Asset-Backed Securities
Financial ABS – Agency Residential Mortgage-Backed Securities	$3,410	$18	$(268)	$3,160
Financial ABS – Non-Agency Residential Mortgage-Backed Securities	1,109	10	(91)	1,028
Financial ABS – Commercial Mortgage-Backed Securities	1,900	16	(58)	1,858
Financial ABS – CLOs/CBOs/CDOs	1,320	2	(1)	1,321
Financial ABS - Other Financial Asset-Backed Securities	3,322	58	(1)	3,379
Financial ABS – Equity Backed Securities	37	—	(5)	32
Non-Financial ABS – Lease-Backed Securities	69	—	(1)	68
Non-Financial ABS – Practical Expedient – Other	86	—	(3)	83
Non-Financial ABS – Full Analysis – Other	—	—	—	—
Total Asset-Backed Securities	$11,253	$104	$(428)	$10,929
Total Bonds	$54,999	$941	$(2,792)	$53,148

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	Admitted Value	Gross Unrealized		Fair Value
		Gains	Losses
December 31, 2024
U.S. government and agency securities	$1,565	$2	$(149)	$1,418
U.S. state and political subdivision securities	120	8	(3)	125
Securities issued by foreign governments	64	—	(4)	60
Corporate debt securities	40,714	466	(3,026)	38,154
Residential mortgage-backed securities	4,045	6	(517)	3,534
Commercial mortgage-backed securities	1,839	3	(113)	1,729
Collateralized debt obligations	—	—	—	—
Other debt obligations	4,039	12	(9)	4,042
Affiliated bonds	607	1	—	608
Total bonds	$52,993	$498	$(3,821)	$49,670
The admitted value of corporate debt securities issued in foreign currencies was $966 million and
$819 million as of December 31, 2025 and 2024, respectively.
The admitted value and fair value of bonds, short-term investments and certain cash equivalents by contractual maturity are shown below (in millions). Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.
	Admitted Value	Fair Value
December 31, 2025
Issuer Credit Obligations:
Due in 1 year or less	$3,978	$3,995
Due after 1 year through 5 years	13,593	13,546
Due after 5 years through 10 years	12,841	12,725
Due after 10 years through 20 years	7,685	7,347
Due after 20 years	7,251	6,212
Issuer Credit Obligations Total	$45,348	$43,825

	Admitted Value	Fair Value

Asset-Backed Securities:
Due in 1 year or less	$10	$10
Due after 1 year through 5 years	306	305
Due after 5 years through 10 years	757	753
Due after 10 years through 20 years	2,731	2,674
Due after 20 years	7,449	7,187
Asset Backed Securities Total	$11,253	$10,929
Total Bonds	$56,601	$54,754

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The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual bonds have been in a continuous unrealized loss position (dollars in millions).
	Less than 12 Months			12 Months or More
	Number of Securities	Fair Value	Gross Unrealized Losses	Number of Securities	Fair Value	Gross Unrealized Losses
December 31, 2025
Issuer Credit Obligations	367	$2,749	$(81)	2,610	$20,486	$(2,284)
Asset-Backed Securities	44	410	(1)	403	3,620	(426)
Total bonds	411	$3,159	$(82)	3,013	$24,106	$(2,710)
December 31, 2024
U.S. government and agency securities	13	$272	$(8)	34	$796	$(141)
U.S. state and political subdivision securities	1	13	—	4	33	(3)
Securities issued by foreign governments	1	6	—	6	49	(4)
Corporate debt securities	921	5,977	(161)	2,970	22,523	(2,865)
Residential mortgage-backed securities	31	495	(7)	267	2,756	(510)
Commercial mortgage-backed securities	23	232	(2)	145	1,273	(111)
Other debt obligations	15	70	(1)	73	199	(8)
Total bonds	1,005	$7,065	$(179)	3,499	$27,629	$(3,642)
Based on Thrivent’s current evaluation in accordance with Thrivent’s impairment policy, a determination was made that the declines in the securities summarized above are temporary in nature and Thrivent has the ability and intent to hold securities in an unrealized loss position for a period of time sufficient for the security to recover in value.
Stocks
The cost and fair value of Thrivent’s investment in stocks as of December 31 are presented below (in millions).
	2025	2024
Unaffiliated Preferred Stocks:
Cost	$501	$448
Gross unrealized gains	24	17
Gross unrealized losses	(7)	(20)
Fair value	$518	$445
Statement value	$516	$451
Unaffiliated Common Stocks:
Cost	$689	$623
Gross unrealized gains	208	153
Gross unrealized losses	(19)	(18)
Fair value/statement value	$878	$758

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	2025	2024
Affiliated Common Stocks:
Cost	$1,384	$314
Gross unrealized gains	53	46
Gross unrealized losses	(698)	(102)
Fair value/statement value	$739	$258
Affiliated Mutual Funds and ETFs:
Cost	$75	$68
Gross unrealized gains	22	7
Gross unrealized losses	—	—
Fair value/statement value	$97	$75
Total statement value	$2,230	$1,542
Mortgage Loans
Thrivent invests in mortgage loans that principally involve commercial real estate consisting of first mortgage liens on completed income-producing properties. The carrying value of mortgage loans was $11.0 billion and $10.9 billion for the years ended December 31, 2025 and 2024, respectively. There was no allowance for credit losses as of December 31, 2025 or 2024.
Thrivent requires that all properties subject to mortgage loans have fire insurance at least equal to the value of the property.
The carrying values of mortgage loans by credit quality as of December 31 are presented below where restructured loans, in good standing, represent loans with reduced principal or interest rates below market (dollars in millions):
	2025	2024
In good standing	$10,917	$10,849
Restructured loans, in good standing	43	18
Delinquent	—	—
In process of foreclosure	—	—
Total mortgage loans	$10,960	$10,867

	2025	2024
Loans with Interest Rates Reduced During the Year:
Weighted average interest rate reduction	2.6%	—
Total principal	$36	—
Number of loans	10	—
Interest Rates for Loans Issued During the Year:
Maximum	7.0%	9.3%
Minimum	3.6%	5.5%
Maximum loan-to-value ratio for loans issued during the year, exclusive of purchase money mortgages	79%	65%

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The age analysis of mortgage loans as of December 31 are presented below (in millions):
	2025	2024
Current	$10,959	$10,867
30 – 59 days past due	—	—
60 – 89 days past due	1	—
90 – 179 days past due	—	—
180+ days past due	—	—
Total mortgage loans	$10,960	$10,867
90 – 179 Days Past Due and Accruing Interest:
Investment	$—	$—
Interest accrued	—	—
180+ Days Past Due and Accruing Interest:
Investment	$—	$—
Interest accrued	—	—
The distribution of Thrivent’s mortgage loans among various geographic regions of the United States as of December 31 are presented below:
	2025	2024
Geographic Region:
Pacific	27%	29%
South Atlantic	21	21
East North Central	8	7
West North Central	7	7
Mountain	8	7
Mid-Atlantic	14	12
West South Central	10	12
Other	5	5
Total	100%	100%
The distribution of Thrivent’s mortgage loans among various property types as of December 31 are presented below:
	2025	2024
Property Type:
Industrial	31%	27%
Retail	15	16
Office	9	11
Church	7	7
Apartments	32	32
Other	6	7
Total	100%	100%

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Impaired loans
A loan is determined to be impaired when it is considered probable that the principal and interest will not be collected according to the contractual terms of the loan agreement. For the years ended December 31, 2025 and 2024, Thrivent held impaired loans with carrying values of $26 million and $26 million, and unpaid principal balances of $33 million and $32 million for which there was no related allowance for credit losses recorded, respectively.
Any payments received on impaired loans are either applied against the principal or reported as net investment income, based on an assessment as to the collectability of the principal. Interest income on impaired loans that are delinquent are recognized upon receipt.
After loans become 180 days delinquent on principal or interest payments, or if the loans have been determined to be impaired, any accrued but uncollectible interest on the mortgage loans is non-admitted and charged to surplus in the period in which the loans are determined to be impaired. Generally, only after the loans become less than 180 days delinquent from the contractual due date will accrued interest be returned to admitted status. The amount of impairments included in realized capital losses due to debt restructuring was $0 for the year ended December 31, 2025, $8 million for the year ended December 31, 2024, and $8 million for the year ended December 31, 2023. The average recorded investment in impaired mortgage loans was $13 million and $26 million for the years ended December 31, 2025 and 2024, respectively. Interest income recognized on impaired mortgage loans was $1 million for the year ended December 31, 2025, $1 million for the year ended December 31, 2024, and $2 million for the year ended December 31, 2023.
In certain circumstances, Thrivent may restructure the terms of a troubled loan to maximize the collection of amounts due. During the years ended December 31, 2025 and 2024, Thrivent restructured three loans with a carrying value of $27 million and three loans with a carrying value of $10 million, respectively.
For the years ended December 31, 2025 and 2024, Thrivent held ten mortgage loans with a carrying value of $43 million and eight loans with a carrying value of $18 million, where loan restructures had occurred and the loans were in good standing, respectively. For the year ended December 31, 2025, the ten restructured mortgage loans had no payment defaults after modifications. For the year ended December 31, 2024, the eight restructured mortgage loans had no payment defaults after modifications.
During the year ended December 31, 2025 there were no mortgage loans derecognized as a result of foreclosure. In 2024, there was one mortgage loan with a carrying value of $16 million that was derecognized as a result of foreclosure.
Real Estate
Thrivent owns home office properties and held-for-sale properties. Held-for-sale properties are determined to be impaired when it is probable that the current book value plus costs to sell are greater than the fair market value of the property.
The components of real estate investments as of December 31 were as follows (in millions):
	2025	2024
Home office properties	$25	$24
Held-for-sale	—	—
Total before accumulated depreciation	25	24

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	2025	2024
Accumulated depreciation	(6)	(6)
Total real estate	$19	$18
In 2025, Thrivent contributed a property to Thrivent Holdings, Inc. (“Holdings”) with a book value of $2 million. In 2024, Thrivent reclassified a corporate office building as held-for-sale. This property had a book value of $24 million and was impaired by $24 million to a book value of $0 in December 2024. In November 2024, Thrivent sold a portion of land for a cash payment of less than $1 million and recorded a realized gain of less than $1 million on the sale.
Derivative Financial Instruments
Thrivent uses derivative financial instruments in the normal course of business to manage investment risks, to reduce interest rate and duration imbalances determined in asset/liability analyses, and to offset risks associated with the guaranteed living benefits features of certain variable annuity products. The following table summarizes the carrying values, which primarily equal fair values, and the notional amounts of Thrivent’s derivative financial instruments (in millions):
	Carrying Value	Notional Amount	Realized Gains/(Losses)
As of and for the year ended December 31, 2025
Assets:
Call spread options	$170	$1,262	$69
Futures	—	117	(176)
Foreign currency swaps	63	493	7
Interest rate swaps	—	—	—
Covered written call options	—	—	—
Mortgage Dollar Rolls	509	510	8
Purchased Options	—	—	(8)
Total assets	$742	$2,382	$(100)
Liabilities:
Call spread options	$(102)	$1,308	$(38)
Futures	—	835	—
Foreign currency swaps	(26)	481	4
Covered written call options	(1)	404	1
Total liabilities	$(129)	$3,028	$(33)
As of and for the year ended December 31, 2024
Assets:
Call spread options	$141	$1,163	$194
Futures	—	97	(205)
Foreign currency swaps	79	820	10
Interest rate swaps	—	—	—
Covered written call options	—	—	—

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

	Carrying Value	Notional Amount	Realized Gains/(Losses)
Total assets	$220	$2,080	$(1)
Liabilities:
Call spread options	$(81)	$1,231	$(172)
Futures	—	929	—
Foreign currency swaps	(1)	78	1
Covered written call options	—	—	1
Total liabilities	$(82)	$2,238	$(170)
All gains and losses on derivatives are reflected in realized capital gains and losses in the statutory-basis financial statements except foreign currency swaps which are reflected in net investment income. Notional amounts do not represent amounts exchanged by the parties and therefore are not a measure of Thrivent’s exposure. The settlement amounts exchanged are calculated based on the notional amounts and the other terms of the instruments, such as interest rates, exchange rates, security prices or financial and other indices.
Call Spread Options
Thrivent uses over-the-counter S&P 500 index call spread options (i.e. buying call options and selling cap call options) to manage risks associated with fixed indexed annuities. Purchased call spread options are reported at fair value in derivatives and written call spread options are reported at fair value in derivatives. The changes in the fair value of the call spread options are recorded in unrealized gains and losses.
Covered Written Call Options
Thrivent sells covered written call option contracts to enhance the return on residential mortgage-backed “To Be Announced” collateral that Thrivent owns. The premium received for these call options is recorded in other liabilities at book value at each reporting period. All positions in these contracts are settled at month end. Upon disposition of the options, the gains are recorded as a component of realized capital gains and losses. During the years ended December 31, 2025, 2024 and 2023, $2 million, less than $1 million and $0, respectively, was received in call premium.
Futures
Thrivent utilizes futures contracts to manage a portion of the risks associated with the guaranteed minimum accumulation benefit feature of variable annuity products and to manage foreign equity risk. Cash paid for the futures contracts is recorded in derivatives. The futures contracts are valued at fair value at each reporting period. The daily change in fair value from the contracts variation margin is recognized in unrealized gains and losses until the contract is closed and/or otherwise expired. Realized gains and losses are recognized when the contract is closed and/or otherwise expired.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

Foreign Currency Swaps
Thrivent utilizes foreign currency swaps to manage the risk associated with changes in the exchange rate of foreign currency to U.S. dollar payments for foreign denominated bonds. The swaps are reported at fair value with the change in the fair value recognized in unrealized gains and losses. Realized capital gains and losses are recognized upon settlement of the swap. No cash is exchanged at the outset of the swaps, and interest payments received are recorded as a component of net investment income.
Mortgage Dollar Rolls
Thrivent utilizes “To Be Announced” (“TBA”) forward contracts within the Agency-backed mortgage-backed securities market to optimize yield and manage liquidity in an efficient way. Additionally, Thrivent employs a dollar roll strategy with TBA contracts where TBAs are sold to counterparties with a commitment to buy a substantially similar security at a later settlement date.
Securities Lending
Elements of the securities lending program as of December 31 are presented below (in millions).
	2025	2024
Loaned Securities:
Carrying value	$533	$554
Fair value	539	540
Cash Collateral Reinvested:
Open	$246	$229
30 days or less	112	117
31 - 60 days	44	91
61 - 90 days	64	20
91 - 120 days	40	5
121 - 180 days	20	30
181 - 365 days	25	40
1 - 2 years	—	20
2 - 3 years	—	—
Greater than 3 years	—	—
Total	$551	$552
Cash collateral liabilities	$551	$553
The maturity dates of the cash collateral liabilities generally match the maturity dates of the invested assets.
Collateral Received
Elements of reinvested collateral received in the securities lending program as of December 31 are presented below (in millions):
	2025	2024
Bonds:
Carrying value	$20	$100

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

	2025	2024
Fair value	20	100
Short-term Investments:
Carrying value	$110	$50
Fair value	110	50
Cash Equivalents:
Carrying value	$420	$402
Fair value	420	402
Common Stocks:
Carrying value	$—	$—
Fair Value	—	—
All collateral received is less than 1% of total admitted assets.
Wash Sales
In the normal course of Thrivent’s investment management activities, securities are periodically sold and repurchased within 30 days of the sale date to enhance total return on the investment portfolio. At December 31, 2025, Thrivent completed 27 transactions, selling 23 securities with a book value totaling $3 million where the cost to repurchase within 30 days totaled $4 million. The net gain for securities sold and later repurchased totaled less than $0 million. At December 31, 2024, Thrivent completed 36 transactions, selling 31 securities with a book value totaling $2 million where the cost to repurchase within 30 days totaled $3 million. The net gain for securities sold and later repurchased totaled less than $1 million.
Reverse Repurchase Agreements
Thrivent has a tri-party reverse repurchase agreement (“repo”) to purchase and resell short-term securities. The securities are classified as an NAIC designation of 1 and the maturity of the securities is three months to one year with a carrying value and fair value of $0 for the years ended December 31, 2025 and 2024. Thrivent is not permitted to sell or repledge these securities. The purchased securities are included in cash, cash equivalents and short-term investments in the accompanying Statutory-Basis Statements of Assets, Liabilities and Surplus. Thrivent received cash as collateral, having a fair value at least equal to 102% of the purchase price paid for the securities and Thrivent’s designated custodian takes possession of the collateral. The collateral is not recorded in Thrivent’s financial statements.
The fair value of the securities for the repo transactions accounted for each reporting period presented below (in millions):
December 31, 2025	Maximum	Ending Balance
Bonds:
1st quarter	$—	$—
2nd quarter	—	—
3rd quarter	—	—
4th quarter	—	—

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

December 31, 2024	Maximum	Ending Balance
Bonds:
1st quarter	$140	$—
2nd quarter	115	15
3rd quarter	30	—
4th quarter	—	—
The fair value of the cash collateral under the repo transactions for each reporting period by remaining contractual maturity presented below (in millions):
December 31, 2025	Maximum	Ending Balance
Overnight and Continuous:
1st quarter	$—	$—
2nd quarter	—	—
3rd quarter	—	—
4th quarter	—	—

December 31, 2024	Maximum	Ending Balance
Overnight and Continuous:
1st quarter	$143	$—
2nd quarter	117	15
3rd quarter	31	—
4th quarter	—	—
Federal Home Loan Bank Agreements
FHLB membership requires an initial purchase of membership stock and gives Thrivent access to low-cost funding. Thrivent held membership stock of $0 as of December 31, 2025 and 2024, and activity-based stock of $91 million and $90 million as of December 31, 2025 and 2024, respectively. Any excess activity-based stock is periodically converted to membership stock by the FHLB. Thrivent’s strategy is to utilize funds from the FHLB to optimize liquidity and for spread investment purposes. Additional FHLB activity-based stock purchases are required based upon the amount of funding agreements from the FHLB. Thrivent is required to post acceptable forms of collateral for any funding agreements from the FHLB. In the event of default, the FHLB’s recovery on the collateral is limited to the amount of Thrivent’s outstanding liability to the FHLB. FHLB activity is limited to the general account. As of December 31, 2025, Thrivent has an internally approved maximum borrowing capacity for the FHLB of $6 billion. Thrivent has an unused commitment amount of $4 billion for long-term contracts terminating in more than 12 months. Thrivent established this limit in accordance with its overall risk management process. As of December 31, 2025, Thrivent has a standby letter of credit agreement with the Federal Home Loan Bank of Chicago in the amount of $85 million.
The amount of collateral pledged to FHLB as of December 31 (in millions):

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

	2025			2024
	Fair Value	Carrying Value	Aggregate Total Borrowing	Fair Value	Carrying Value	Aggregate Total Borrowing
Total Collateral Pledged	$2,826	$3,086	$2,010	$2,708	$3,114	$2,010
The maximum amount of collateral pledged to FHLB during the reporting period (in millions):
	2025			2024
	Fair Value	Carrying Value	Aggregate Total Borrowing	Fair Value	Carrying Value	Aggregate Total Borrowing
Total Maximum Collateral Pledged	$2,863	$3,191	$2,010	$3,242	3,591	$2,010
During the third quarter of 2023, Thrivent transitioned $900 million in FHLB advances into funding agreements. These advances were previously reported as borrowed money and funding agreements are reported in deposit liabilities.
The fair value and carrying amount of the funding agreements, excluding accrued interest, were $2.0 billion and $2.0 billion as of December 31, 2025 and 2024, respectively. Interest accrues as of December 31, 2025 and 2024 at a weighted average rate of 3.9% and 4.5%, respectively. Interest paid in 2025 and 2024 was $86 million and $89 million, respectively. The outstanding deposit liabilities of $2.0 billion as of December 31, 2025 have scheduled maturity dates through 2028 and Thrivent has the discretion to roll those maturities into future borrowings or funding agreements.
The amount of funding agreements from FHLB as of December 31 (in millions):
	General Account		Funding Agreements Reserves Established
	2025	2024	2025	2024
Funding Agreements	$2,010	$2,010	$2,017	$2,017
Other	—	—	—	—
Aggregate Total	$2,010	$2,010	$2,017	$2,017
The Company does not have prepayment obligations for these funding agreements.
Pledged and Restricted Assets
Thrivent owns assets which are pledged to others as collateral or are otherwise restricted totaling $3.8 billion for both years ended December 31, 2025 and 2024. Total pledged and restricted assets, which primarily include collateral held under futures transactions, securities lending agreements, FHLB and reverse repurchase agreements are 3% of total admitted assets. Securities on deposit with state insurance departments were $2 million for both years ended December 31, 2025 and 2024.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

Net Investment Income
Investment income by type of investment for the years ended December 31 is presented below (in millions):
	2025	2024	2023
Bonds	$2,395	$2,165	$2,107
Preferred stock	26	18	20
Unaffiliated common stocks	20	21	17
Affiliated common stocks	102	77	77
Mortgage loans	438	431	417
Real estate	12	12	12
Contract loans	76	76	75
Cash, cash equivalents and short-term investments	88	74	63
Limited partnerships	749	1,025	547
Derivatives	14	10	11
Other invested assets	8	20	19
Gross investment income	3,928	3,929	3,365
Investment expenses	(105)	(97)	(130)
Depreciation on real estate	(1)	(2)	(2)
Net investment income	$3,822	$3,830	$3,233
Net investment income includes bonds sold or redeemed with a callable bond or tender feature. During 2025, there were 179 securities with a callable or tender feature sold or redeemed totaling $23 million. During 2024, there were 112 securities with a callable or tender feature sold or redeemed totaling $4 million.
Investment Income Due and Accrued
All investment income due and accrued with amounts that are over 90 days past due with the exception of mortgage loans that are in default for more than 180 days, are non-admitted. As of December 31, 2025 the total amount of gross, non-admitted and admitted amounts of interest income due and accrued is $606 million, $0 and $606 million, respectively. Aggregate deferred interest is $9 million as of December 31, 2025.
Cumulative amounts of paid-in-kind interest included in the current principal balances is zero.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

Realized Capital Gains and Losses
Realized capital gains and losses for the years ended December 31 is presented below (in millions):
	2025	2024	2023
Net Gains and (Losses) on Sales:
Bonds:
Gross gains	$149	$149	$93
Gross losses	(83)	(74)	(140)
Stocks:
Gross gains	49	129	131
Gross losses	(27)	(30)	(64)
Futures	(168)	(205)	(172)
Other	381	(13)	65
Net gains and (losses) on sales	301	(44)	(87)
Provisions for Losses:
Bonds	(19)	(3)	(15)
Stocks	—	—	—
Other	—	(8)	(8)
Total provisions for losses	(19)	(11)	(23)
Realized capital gains and (losses)	283	(55)	(110)
Transfers to interest maintenance reserve	(74)	(67)	48
Realized capital gains and (losses), net	$209	$(122)	$(62)
Proceeds from the sale of investments in bonds were $8.8 billion, $7.3 billion and $5.1 billion for the years ended December 31, 2025, 2024 and 2023, respectively.
Thrivent recognized other-than-temporary impairments (“OTTI”) during the year ended December 31, 2025 on asset-backed securities where the present value of cash flows expected to be collected was less than the amortized cost basis of the security. For the year ended December 31, 2025, the amortized cost basis for these securities, prior to any current-period OTTI was $37 million. The OTTI recognized in earnings as a realized loss totaled $1 million. The fair value of the securities as of the date impaired totaled $31 million. The amortized cost basis after the current-period impairment totaled $36 million. The remaining difference between fair value and amortized cost basis as of December 31, 2025 was not deemed to be OTTI.
3. Policyholder Liabilities
The following table contains general account aggregate reserves for life, annuity and health contracts as of December 31 (in millions):
	2025	2024
Life insurance reserves	$26,426	$26,074
Disability and long-term care active life reserves	67	70
Disability and long-term care unpaid claims and claim reserves	343	351
Annuity reserves	24,107	21,985
Health contracts	6,845	6,740
Aggregate reserves for life, annuity and health contracts	$57,788	$55,220

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
3. Policyholder Liabilities, continued

Many of the contracts issued by Thrivent, primarily annuities, do not subject Thrivent to mortality or morbidity risk. These contracts may have certain limitations placed upon the amount of funds that can be withdrawn without penalties. The following table summarizes liabilities by withdrawal characteristics of individual annuities (dollars in millions):
	General Account	Separate Account Guaranteed	Separate Account Nonguaranteed	Total	% of Total
December 31, 2025
Subject to Discretionary Withdrawal:
With market value adjustment	$6,671	$151	$—	$6,822	12%
At book value less a surrender charge of 5% or more	3,853	—	—	3,853	6
At fair value	—	—	34,697	34,697	59
Total with market value adjustment or at fair value	10,524	151	34,697	45,372	77
At book value without adjustment	11,885	—	—	11,885	20
Not subject to discretionary withdrawal	1,698	—	49	1,747	3
Total	$24,107	$151	$34,746	$59,004	100%
Amount to Move into Subject to Discretionary Withdrawal in the Year After the Statement Date:	$286	$—	$—	$286
December 31, 2024
Subject to Discretionary Withdrawal:
With market value adjustment	$3,931	$172	$—	$4,103	7%
At book value less a surrender charge of 5% or more	3,628	—	—	3,628	7
At fair value	—	—	33,718	33,718	60
Total with market value adjustment or at fair value	7,559	172	33,718	41,449	74
At book value without adjustment	12,751	—	—	12,751	23
Not subject to discretionary withdrawal	1,675	—	49	1,724	3
Total	$21,985	$172	$33,767	$55,924	100%
Amount to Move into Subject to Discretionary Withdrawal in the Year After the Statement Date:	$638	$—	$—	$638

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
3. Policyholder Liabilities, continued

The following table summarizes liabilities by withdrawal characteristics of deposit type contracts with no life contingencies (dollars in millions):
	General Account	Separate Account Guaranteed	Separate Account Nonguaranteed	Total	% of Total
December 31, 2025
Subject to Discretionary Withdrawal:
At book value less a surrender charge of 5% or more	$2,839	$—	$—	$2,839	54%
Total with market value adjustment or at fair value	2,839	—	—	2,839	54
At book value without adjustment	331	—	—	331	6
Not subject to discretionary withdrawal	2,103	—	11	2,114	40
Total	$5,273	$—	$11	$5,284	100%
December 31, 2024
Subject to Discretionary Withdrawal:
At book value less a surrender charge of 5% or more	$3,134	$—	$—	$3,134	56%
Total with market value adjustment or at fair value	3,134	—	—	3,134	56
At book value without adjustment	2,349	—	—	2,349	42
Not subject to discretionary withdrawal	83	—	12	95	2
Total	$5,566	$—	$12	$5,578	100%
The above policyholder liabilities are recorded as partial components within the following captions of the Statutory-Basis Statements of Assets, Liabilities and Surplus as of December 31 (in millions):
	2025	2024
Aggregate reserves for annuity contracts	$24,107	$21,985
Deposit liabilities	5,273	5,566
Liabilities related to separate accounts	34,907	33,951
Total	$64,287	$61,502

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
3. Policyholder Liabilities, continued

The following table summarizes the analysis of life actuarial reserves by withdrawal characteristics (dollars in millions):
	General Account			Separate Account Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
December 31, 2025
Subject to Discretionary Withdrawal, Surrender Values, or Policy Loans:
Universal life	$10,485	$10,474	$10,497	$—	$—	$—
Universal life with secondary guarantees	1,936	1,810	2,041	2,157	1,973	1,985
Other permanent cash value life insurance	—	12,673	13,623	—	—	—
Variable universal life	55	55	68	1,233	1,230	1,238
Miscellaneous reserves	—	—	1	—	—	—
Not Subject to Discretionary Withdrawals or No Cash Values:
Term policies without cash value	XXX	XXX	889	XXX	XXX	—
Accidental death benefits	XXX	XXX	12	XXX	XXX	—
Disability death benefits	XXX	XXX	—	XXX	XXX	—
Disability – active lives	XXX	XXX	67	XXX	XXX	—
Disability – disable lives	XXX	XXX	331	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	—	XXX	XXX	—
Subtotal	$12,476	$25,012	$27,529	$3,390	$3,203	$3,223
Reinsurance ceded	872	1,097	694	—	—	—
Total	$11,604	$23,915	$26,835	$3,390	$3,203	$3,223
December 31, 2024
Subject to Discretionary Withdrawal, Surrender Values, or Policy Loans:
Universal life	$10,440	$10,429	$10,458	$—	$—	$—
Universal life with secondary guarantees	1,775	1,647	1,885	1,780	1,613	1,628
Other permanent cash value life insurance	—	12,475	13,423	—	—	—
Variable universal life	50	50	63	1,128	1,126	1,133
Miscellaneous reserves	—	—	2	—	—	—
Not Subject to Discretionary Withdrawals or No Cash Values:
Term policies without cash value	XXX	XXX	1,031	XXX	XXX	—
Accidental death benefits	XXX	XXX	13	XXX	XXX	—
Disability death benefits	XXX	XXX	—	XXX	XXX	—
Disability – active lives	XXX	XXX	70	XXX	XXX	—
Disability – disable lives	XXX	XXX	340	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	—	XXX	XXX	—
Subtotal	$12,265	$24,601	$27,285	$2,908	$2,739	$2,761
Reinsurance ceded	760	955	788	—	—	—
Total	$11,505	$23,646	$26,497	$2,908	$2,739	$2,761

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
3. Policyholder Liabilities, continued

Thrivent calculates premium deficiency reserves (PDR) for long-term care insurance policies. The PDR was zero as of December 31, 2025 and 2024, respectively. Additionally, in 2025 the claim incidence and claim termination assumptions were updated for the legacy business block.
Thrivent has insurance in force as of December 31, 2025 and 2024, totaling $2.0 billion and
$4.7 billion, respectively, where the gross premiums are less than the net premiums according to the standard valuation requirements set by the State of Wisconsin Office of the Commissioner of Insurance. Reserves associated with these policies as of December 31, 2025 and 2024, totaled $9 million and $17 million, respectively.
Deferred and uncollected life insurance premiums and annuity considerations were as follows (in millions):
	Gross	Net of Loading
December 31, 2025
Ordinary new business	$9	$1
Ordinary renewal	87	112
Total	$96	$113
December 31, 2024
Ordinary new business	$8	$—
Ordinary renewal	84	112
Total	$92	$112
4. Separate Accounts
Thrivent administers and invests funds segregated into separate accounts for the exclusive benefit of variable annuity, variable immediate annuity and variable universal life contract holders. Variable life and variable annuity separate accounts of Thrivent are non-guaranteed, while Thrivent’s multi-year guarantee separate account is a non-indexed guaranteed account. Within the non-guaranteed separate account, all variable deferred annuity contracts contain guaranteed death benefits and some contain guaranteed living benefits. The following table presents the explicit risk charges paid by separate account contract holders for these guarantees and the amounts paid for guaranteed death benefits for the years ended December 31 (in millions):
	2025	2024	2023	2022	2021
Risk charge paid	$132	$119	$118	$114	$119
Payments for guaranteed benefits	8	8	19	22	6

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
4. Separate Accounts, continued

The following tables summarize information for the separate accounts (in millions):
	Non-Indexed Guarantee	Non- Guaranteed	Total
December 31, 2025
Reserves:
For accounts with assets at fair value	$151	$37,976	$38,127
By Withdrawal Characteristics:
Subject to Discretionary Withdrawal:
With market value adjustment	$151	$—	$151
At fair value	—	37,917	37,917
Not subject to discretionary withdrawal	—	59	59
Total	$151	$37,976	$38,127
December 31, 2024
Reserves:
For accounts with assets at fair value	$172	$36,539	$36,711
By Withdrawal Characteristics:
Subject to Discretionary Withdrawal:
With market value adjustment	$172	$—	$172
At fair value	—	36,478	36,478
Not subject to discretionary withdrawal	—	61	61
Total	$172	$36,539	$36,711

	2025	2024	2023
Premiums, Considerations and Deposits:
Non-indexed guarantee	$—	$2	$1
Non-guaranteed	2,938	2,193	1,473
Total	$2,938	$2,195	$1,474

	2025	2024	2023
Transfers to separate accounts	$2,937	$2,194	$1,474
Transfers from separate accounts	(5,729)	(5,096)	(3,592)
Other items	(74)	(46)	(35)
Transfers to separate accounts, net	$(2,866)	$(2,948)	$(2,153)

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued

5. Claims Liabilities
Activity in the liabilities for accident and health, long-term care and disability benefits, included in aggregate reserves for life, annuity, and health contracts and contract claims, as presented below (in millions):
	2025	2024
Net balance at January 1	$1,186	$1,119
Incurred Related to:
Current year	489	485
Prior years	(120)	(56)
Total incurred	369	429
Paid Related to:
Current year	80	52
Prior years	300	310
Total paid	380	362
Net balance at December 31	$1,175	$1,186
Thrivent uses estimates for determining the liability for accident and health, long-term care and disability benefits, which are based on historical claim payment patterns, and attempts to provide for potential adverse changes in claim patterns and severity. Thrivent annually reviews the claim payment experience to evaluate the methodology and assumptions that are used in determining Thrivent’s estimate of ultimate claims experience.
6. Reinsurance
Thrivent participates in reinsurance in order to limit maximum losses and to diversify exposures. Life and accident and health reinsurance is accomplished through various plans of reinsurance, primarily coinsurance and yearly renewable term. For life insurance, Thrivent generally retains a maximum of $6 million for any single mortality risk. In 2022 Thrivent began ceding 80% of all Medicare Supplement business via a coinsurance agreement. In 2023 Thrivent entered into a yearly renewable term (YRT) agreement for indemnity reinsurance on newly issued disability insurance coverages.
Ceded balances would represent a liability of Thrivent in the event the reinsurers were unable to meet the obligations under the terms of the reinsurance agreements. Reinsurance contracts do not relieve an insurer from the contract’s primary obligation to policyholders.
Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
6. Reinsurance, continued

Reinsurance amounts included in the Statutory-Basis Statements of Operations for the years ended December 31 were as follows (in millions):
	2025	2024	2023
Direct premiums	$5,853	$6,164	$5,731
Reinsurance ceded	(223)	(216)	(211)
Net premiums	$5,630	$5,948	$5,520
Reinsurance claims recovered	$211	$177	$180
Aggregate reserves and contract claim liabilities in the Statutory-Basis Statements of Assets, Liabilities and Surplus for the years ended December 31 were reduced by reinsurance ceded amounts as presented below (in millions):
	2025	2024
Life insurance	$694	$788
Accident-and-health	45	42
Total	$739	$830
During 2022, Thrivent entered into a reinsurance agreement whereby certain Medicare supplement contracts were ceded to a third party. A gain of $39 million was recognized in other surplus funds and is being amortized over a five-year period.
The financial condition of Thrivent’s reinsurers and amounts recoverable are periodically reviewed in order to evaluate the financial strength of the companies supporting the recoverable balances. Two reinsurers account for approximately 73% and 74% of the reinsurance recoverable as of December 31, 2025, and 2024, respectively.
Thrivent has no covered policies where certain term life and universal life insurance policies (XXX/AXXX risks) are ceded in accordance with the Term and Universal Life Insurance Reserve Financing Model Regulation (MDL-787) or Actuarial Guideline 48 where the Model Regulation has not been adopted by a state in which Thrivent is licensed.
Thrivent has no reinsurance contracts with features that are subject to the disclosure requirements within SSAP No. 61 related to reinsurance credits.
7. Surplus
Thrivent is subject to certain risk-based capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of surplus maintained by a fraternal benefit society is to be determined based on various risk factors. Thrivent exceeds the RBC requirements as of December 31, 2025 and 2024.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
7. Surplus, continued

Unassigned funds as of December 31 includes adjustments related to the following items (in millions):
	2025	2024
Unrealized gains and (losses)	$102	$545
Non-admitted assets	(488)	(486)
Separate accounts	141	118
Asset valuation reserve	(2,892)	(3,030)
The deferred gain from the 2022 medical supplement reinsurance agreement is included in other surplus funds as of December 31, 2022. The amount was recognized into other surplus and is being amortized over a five-year period.
8. Fair Value of Financial Instruments
The financial instruments of Thrivent have been classified, for disclosure purposes, into categories based on the evaluation of the significance of observable and unobservable inputs used to determine fair value.
Fair Value Descriptions
Level 1 Financial Instruments
Level 1 financial instruments reported at fair value include certain bonds, certain unaffiliated common stocks, cash equivalents, certain derivatives, and exchange traded funds. Bonds, unaffiliated common stocks, and exchange traded funds are primarily valued using quoted prices in active markets. Cash equivalents consist of money market mutual funds whose fair value is based on the quoted daily net asset values of the invested funds.
Level 1 financial instruments not reported at fair value include certain bonds, which are priced based on quoted market prices, and include primarily U.S. Treasury bonds.
Level 2 Financial Instruments
Level 2 financial instruments reported at fair value include certain unaffiliated common stocks, other invested assets, and certain derivatives, and are valued based on market quotes where the financial instruments are not considered actively traded. Mutual funds are reported at fair value, which are based on net asset values from fund managers. The fair values for separate account assets are based on published daily net asset values of the funds in which the separate accounts are invested.
Level 2 financial instruments not reported at fair value includes certain bonds, certain unaffiliated common stocks, unaffiliated preferred stocks, cash, cash equivalents and short-term investments, other invested assets, liabilities related to separate accounts and other liabilities.
Bonds not reported at fair value are priced using a third–party pricing vendor and include certain corporate debt securities and asset-backed securities. Pricing from a third–party pricing vendor varies by asset class but generally includes inputs such as estimated cash flows, benchmark yields, reported trades, issuer spreads, bids, offers, credit quality, industry events and economic events. If Thrivent is unable to obtain a price from a third–party pricing vendor, management may obtain broker quotes or utilize an internal pricing model specific to the asset. The internal pricing models apply practices that are standard among the industry and utilize observable market data.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
8. Fair Value of Financial Instruments, continued

Fair values of unaffiliated common stocks not reported at fair value primarily consist of FHLB activity-based stock and are based on direct quotes from FHLB.
Fair values of unaffiliated preferred stocks not reported at fair value are based on market quotes where these securities are not considered actively traded.
Cash and cash equivalents not reported at fair value consist of demand deposit and highly liquid investments purchased with an original maturity date of three months or less. Short-term investments not reported at fair value consist of investments in commercial paper and agency notes with contractual maturities of one year or less at the time of acquisition. The carrying amounts for cash, cash equivalents and short-term investments approximate the fair values.
Other invested assets not reported at fair value include investments in surplus notes in which the fair values are based on quoted market prices.
The carrying amounts of liabilities related to separate accounts reflect the amounts in the separate account assets and approximate the fair values.
Certain derivative liabilities are reported at fair value and are derived from broker quotes.
Fair values on funding agreements from the FHLB (included in deposit liabilities), are equal to unpaid principal balance, including accrued interest, net of unamortized discount or premium.
Level 3 Financial Instruments
Level 3 financial instruments reported at fair value include other invested assets and certain derivatives. The fair value is determined using independent broker quotes.
Level 3 financial instruments not reported at fair value include certain bonds, unaffiliated preferred stocks, mortgage loans, real estate, contract loans, limited partnerships, other invested assets, deferred annuities, other deposit contracts and other liabilities.
Level 3 bonds not reported at fair value include private placement debt securities and convertible bonds. Private placement debt securities are valued using internal pricing models specific to the assets using unobservable inputs such as issuer spreads, estimated cash flows, internal credit ratings and volatility adjustments. Market comparable discount rates ranging from 1% to 8% are used as the base rate in the discounted cash flows used to determine the fair value of certain assets. Increases or decreases in the credit spreads on the comparable assets could cause the fair value of assets to significantly decrease or increase, respectively. Additionally, Thrivent may adjust the base discount rate or the modeled price by applying an illiquidity premium, given the highly structured nature of certain assets. Convertible bonds are valued using third party broker quotes to determine fair value.
Unaffiliated preferred stocks are valued using third-party broker quotes to determine fair value.
The fair values for mortgage loans are estimated using discounted cash flow analyses based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
8. Fair Value of Financial Instruments, continued

The fair value of real estate properties held-for-sale is based on current market price assessments, current purchase agreements or market appraisals.
Contract loans are generally carried at the loans' aggregate unpaid balance which approximate the fair values.
Limited partnerships consist primarily of equity limited partnerships which are generally valued using NAV as a practical expedient.
Other invested assets primarily include residual tranches, non-collateral loans, and surplus notes. Residual tranches are carried at either the lower of amortized cost or fair value or the underlying audited equity of the investee. Non-collateral loans and surplus notes are carried at amortized cost.
Liabilities primarily include deferred annuities, other deposit contracts and certain derivatives. The fair values for deferred annuities and other deposit contracts, which include supplementary contracts without life contingencies, deferred income settlement options and refunds on deposit are estimated to be the cash surrender value payable upon immediate withdrawal. Derivatives fair values are derived from broker quotes.
Financial Instruments Carried at Fair Value
The fair values of Thrivent’s financial instruments measured and reported at fair value are presented below (in millions).
	Level 1	Level 2	Level 3	Total
December 31, 2025
Assets:
Bonds	$538	$—	$—	$538
Unaffiliated preferred stocks	—	158	—	158
Unaffiliated common stocks	788	—	—	788
Cash, cash equivalents and short-term investments	332	—	—	332
Separate account assets	—	38,997	—	38,997
Derivatives	—	572	170	742
Total	$1,658	$39,727	$170	$41,555
Liabilities:
Derivatives	$—	$26	$101	$127
December 31, 2024
Assets:
Bonds	$541	$—	$—	$541
Unaffiliated preferred stocks	—	114	—	114
Unaffiliated common stocks	667	—	—	667
Cash, cash equivalents and short-term investments	342	—	—	342
Separate account assets	—	37,442	—	37,442
Derivatives	—	79	141	220
Total	$1,550	$37,635	$141	$39,326

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
8. Fair Value of Financial Instruments, continued

	Level 1	Level 2	Level 3	Total
Liabilities:
Other liabilities	$—	$1	$81	$82
Additional Information on Level 3 Financial Instruments carried at Fair Value
The following table shows the changes in fair values for the investments categorized as Level 3 (in millions).
	2025	2024
Assets:
Balance, January 1	$141	$161
Purchases	106	96
Sales	(236)	(489)
Realized gains and (losses) net income	70	196
Unrealized gains and (losses) surplus	89	177
Balance, December 31	$170	$141
Liabilities:
Balance, January 1	$81	$109
Purchases	54	50
Sales	(50)	(60)
Realized gains and (losses) net income	(38)	(169)
Unrealized gains and (losses) surplus	53	151
Balance, December 31	$101	$81
Transfers
During 2025, Thrivent transferred $131 million into Level 2 from Level 3 and $15 million into Level 3 from Level 2 for bonds and preferred stocks. During 2024, Thrivent transferred $34 million into Level 2 from Level 3 and $69 million into Level 3 from Level 2 for bonds and preferred stocks. There were no transfers between fair value levels for assets held at fair value. Transfers between fair value hierarchy levels are recognized at the end of the reporting period.
Valuation Assumptions
The results of the valuation methods presented in this footnote are significantly affected by the assumptions used, including discount rates and estimates of future cash flows. As a result, the derived fair value estimates, in many cases, could not be realized in immediate settlement of the financial instruments. These fair values are for certain financial instruments of Thrivent; accordingly, the aggregate fair value amounts presented do not represent the underlying values.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
8. Fair Value of Financial Instruments, continued

Fair Value of All Financial Instruments
The carrying values and fair values of all financial instruments are presented below (in millions).
	Carrying Value	Fair Value
		Level 1	Level 2	Level 3	Total
December 31, 2025
Financial Assets:
Bonds	$54,999	$1,985	$35,695	$15,468	$53,148
Unaffiliated preferred stocks	516	—	218	300	518
Unaffiliated common stocks	878	787	91	—	878
Affiliated common stock	739	—	739	—	739
Affiliated mutual funds and ETFs	97	—	97	—	97
Mortgage loans	10,960	—	—	10,330	10,330
Contract loans	1,085	—	—	1,085	1,085
Cash, cash equivalents and short-term investments	1,860	332	1,528	—	1,860
Limited partnerships	9,240	—	—	9,240	9,240
Real estate – held-for-sale	—	—	—	1	1
Assets held in separate accounts	38,997	—	38,997	—	38,997
Derivatives	742	5	572	170	747
Other invested assets	1,175	—	73	1,109	1,182
Financial Liabilities:
Deferred annuities	$21,302	$—	$—	$20,194	$20,194
Other deposit contracts	3,047	—	2,017	1,030	3,047
Derivatives	129	—	26	101	127
Separate account liabilities	38,857	—	38,857	—	38,857

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Notes to Statutory-Basis Financial Statements, continued
8. Fair Value of Financial Instruments, continued

	Carrying Value	Fair Value
		Level 1	Level 2	Level 3	Total
December 31, 2024
Financial Assets:
Bonds	$52,993	$1,683	$33,315	$14,672	$49,670
Unaffiliated preferred stocks	451	—	168	277	445
Unaffiliated common stocks	758	667	91	—	758
Affiliated common stock	258	—	258	—	258
Affiliated mutual funds and ETFs	75	—	75	—	75
Mortgage loans	10,867	—	—	9,690	9,690
Contract loans	1,073	—	—	1,073	1,073
Cash, cash equivalents and short-term investments	1,437	342	1,095	—	1,437
Limited partnerships	10,836	—	—	10,836	10,836
Real estate – held-for-sale	—	—	—	1	1
Assets held in separate accounts	37,442	—	37,442	—	37,442
Other invested assets	908	4	151	762	917
Financial Liabilities:
Deferred annuities	$19,240	$—	$—	$18,394	$18,394
Other deposit contracts	3,067	—	2,017	1,050	3,067
Other liabilities	82	—	1	81	82
Separate account liabilities	37,324	—	37,324	—	37,324
9. Benefit Plans
Pension and Other Postretirement Benefits
Thrivent has a qualified noncontributory pension plan that provides benefits to substantially all home office and field employees upon retirement. Thrivent also provides certain health care and life insurance benefits for substantially all retired home office and field personnel. Thrivent uses a measurement date of December 31 in the benefit plan disclosures.
The components of net periodic pension expense for Thrivent’s qualified retirement and other plans for the years ended December 31 were as follows (in millions):
	Pension Plan			Other Plans
	2025	2024	2023	2025	2024	2023
Service cost	$24	$25	$20	$1	$1	$2
Interest cost	58	54	53	4	3	4
Expected return on plan assets	(85)	(82)	(74)	—	—	—
Other	—	—	4	(2)	(2)	(2)
Net periodic cost	$(3)	$(3)	$3	$3	$2	$4

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
9. Benefit Plans, continued

The plans’ amounts recognized in the statutory-basis financial statements as of December 31 were as follows (in millions):
	Pension Plan		Other Plans
	2025	2024	2025	2024
Change in Projected Benefit Obligation:
Benefit obligation, beginning of year	$1,061	$1,112	$71	$76
Service cost	24	25	1	1
Interest cost	58	54	4	4
Actuarial (gain) loss	25	(63)	3	1
Transfers from defined contribution plan	2	1	—	—
Benefits paid	(69)	(68)	(9)	(11)
Plan changes	—	—	—	—
Benefit obligation, end of year	$1,101	$1,061	$70	$71
Change in Plan Assets:
Fair value of plan assets, beginning of year	$1,302	$1,249	$—	$—
Actual return on plan assets	170	120	—	—
Employer contribution	—	—	9	11
Transfers from defined contribution plan	2	1	—	—
Benefits paid	(69)	(68)	(9)	(11)
Fair value of plan assets, end of year	$1,405	$1,302	$—	$—
The significant changes in actuarial (gain)/loss of the 2025 projected benefit obligation primarily relates to decreased discount and crediting rates and cost of living adjustment increase assumptions. The significant changes in actuarial (gain)/loss of the 2024 projected benefit obligation primarily relates to an increased discount rate and assumption changes.
The plans’ amounts recognized in the statutory-basis financial statements funding statuses and accumulated benefit obligation as of December 31 were as follows (in millions):
	Pension Plan		Other Plans
	2025	2024	2025	2024
Funded Status:
Accrued benefit costs	$—	$—	$(94)	$(100)
Asset (Liability) for pension benefits	304	241	24	29
Total overfunded (unfunded) liabilities	$304	$241	$(70)	$(71)
Deferred Items:
Net (gain) loss	$(74)	$(15)	$(17)	$(21)
Net prior service cost	—	—	(7)	(8)
Accumulated amounts recognized in periodic pension expenses	$230	$226	$(94)	$(100)
Accumulated benefit obligation	$1,086	$1,044	$70	$71

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
9. Benefit Plans, continued

The unfunded liabilities for the pension plan and other postretirement plans at December 31, 2025 and 2024, are included in other liabilities in the Statutory-Basis Statement of Assets, Liabilities and Surplus. Overfunded liabilities for the pension plan and other postretirement plans for statutory reporting purposes are deemed non-admitted assets and therefore are charged directly against surplus.
A summary of the deferred items in the Statutory-Basis Statement of Surplus as of December 31 is as follows (in millions):
	Pension Plan			Other Plans
	Net Prior Service Cost	Net Recognized Gains and (Losses)	Total	Net Prior Service Cost	Net Recognized Gains and (Losses)	Total
Balance, January 1, 2024	$—	$87	$87	$(9)	$(23)	$(32)
Net prior service cost recognized	—	—	—	1	—	1
Net (gain) loss arising during the period	—	(101)	(101)	—	1	1
Net gain (loss) recognized	—	—	—	—	1	1
Balance, December 31, 2024	$—	$(14)	$(14)	$(8)	$(21)	$(29)
Net prior service cost recognized	—	—	—	1	—	1
Net (gain) loss arising during the period	—	(59)	(59)	—	3	3
Net gain (loss) recognized	—	—	—	—	1	1
Balance, December 31, 2025	$—	$(73)	$(73)	$(7)	$(17)	$(24)
The amounts in unassigned funds expected as of December 31 to be recognized in the next fiscal year as components of periodic benefit cost were as follows (in millions):
	Pension Plan		Other Plans
	2025	2024	2025	2024
Net prior service cost	$—	$—	$—	$—
Net recognized gains/(losses)	—	—	—	—
Pension and Other Postretirement Benefit Factors
Thrivent periodically evaluates the long-term earned rate assumptions, taking into consideration historical performance of the plans’ assets as well as current asset diversification and investment strategy in determining the rate of return assumptions used in calculating the plans’ benefit expenses and obligation. Those assumptions are summarized in the table below.
	Pension Plan		Other Plans
	2025	2024	2025	2024
Weighted Average Assumptions:
Discount rate	5.4%	5.7%	5.4%	5.7%
Expected return on plan assets	6.8	6.8	N/A	N/A
Rate of compensation increase	4.8	4.8	N/A	N/A
Interest crediting rate	4.1	4.4	N/A	N/A

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
9. Benefit Plans, continued

The assumed health care cost trend rate used in measuring the postretirement health care benefit obligation was 8.5% and 6.7% in 2025 for pre-65 participants and post-65 participants, respectively, trending down to 4.5% in 2034. The assumed health care cost trend rates can have a significant impact on the amounts reported. The Medicare Prescription Drug, Improvement and Modernization Act of 2003 includes a federal subsidy to sponsors of retirement health care plans that provide a prescription benefit that is at least actuarially equivalent to Medicare Part D. Thrivent’s Medicare prescription plan is fully insured and therefore the plan’s insurer receives the federal subsidy.
The interest crediting rates are used for cash balance plans.
Estimated pension benefit payments for the next ten years are as follows: 2026 – $81 million; 2027 – $84 million; 2028 – $85 million; 2029 – $87 million; 2030 –$88 million; and 2031 to 2035 – $450 million.
Estimated other post-retirement benefit payments for the next ten years are as follows: 2026 – $8 million; 2027 – $8 million; 2028 – $7 million; 2029 – $6 million; 2030 – $6 million; and 2031 to 2035 – $28 million.
The minimum pension contribution required for 2025 under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) guidelines will be determined in the first quarter of 2026.
Pension Assets
The assets of Thrivent’s qualified pension plan are held in the Thrivent Defined Benefit Plan Trust. Thrivent has a benefit plan investment committee that sets investment guidelines, which are established based on market conditions, risk tolerance, funding requirements and expected benefit payments. A third party oversees the investment allocation process and monitors asset performance. As pension liabilities are long term in nature, Thrivent employs a long-term total return approach to maximize the long-term rate of return on plan assets for a prudent level of risk.
The investment portfolio contains a diversified portfolio of investment categories, including equities and fixed income securities. Allocations for plan assets for the years ended December 31 were as follows:
	Target Allocation		Actual Allocation
	2025	2024	2025	2024
Equity securities	57%	56%	58%	51%
Private Equity	13	14	12	12
Fixed income and other securities	30	30	30	37
Fixed income and other securities	100%	100%	100%	100%
Securities are also diversified in terms of domestic and international securities, short- and long-term securities, growth and value styles, large-cap and small-cap stocks, active and passive management and derivative-based styles. With prudent risk tolerance and asset diversification, the plan is expected to meet the pension obligations in the future.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
9. Benefit Plans, continued

The fair values of the pension plan assets by asset category are presented below (in millions):
	Level 1	Level 2	Level 3	Total
December 31, 2025
Bonds	$72	$203	$1	$276
Common stocks	664	—	—	664
Affiliated mutual funds – equity funds	60	97	—	157
Short-term investments	127	13	—	140
Limited partnerships	—	—	164	164
Derivatives	(1)	9	—	8
Total	$922	$322	$165	$1,409
December 31, 2024
Bonds	$74	$213	$2	$289
Common stocks	575	—	—	575
Affiliated mutual funds – equity funds	—	99	—	99
Short-term investments	49	146	—	195
Limited partnerships	—	—	165	165
Derivatives	(1)	—	—	(1)
Total	$697	$458	$167	$1,322
The fair value of the pension plan assets as presented in the table above does not include net accrued liabilities of $4 million and $20 million as of December 31, 2025 and 2024, respectively.
There were no transfers of the pension plan Level 1 and Level 2 fair value measurements during 2025 or 2024. Transfers between fair value hierarchy levels are recognized at the end of the reporting period.
Defined Contribution Plans
Thrivent also provides contributory and noncontributory defined contribution retirement benefits that cover substantially all home office and field employees. Eligible participants in the 401(k) plan may elect to contribute a percentage of their eligible earnings, and Thrivent will match participant contributions up to 6% of eligible earnings. In addition, Thrivent will contribute a percentage of eligible earnings for participants in a noncontributory plan for field employees. For the years ended December 31, 2025, 2024 and 2023, Thrivent contributed $52 million, $46 million and $42 million, respectively, to these plans.
As of December 31, 2025 and 2024, $43 million and $49 million of the assets of the defined contribution plans were respectively invested in a deposit administration contract issued by Thrivent.
10. Commitments and Contingent Liabilities
Litigation and Other Proceedings
Thrivent is involved in various lawsuits, contractual matters and other contingencies that have arisen in the normal course of business. Thrivent assesses exposure to these matters periodically and adjusts the provision accordingly. As of December 31, 2025, Thrivent believes adequate provision has been made for any losses that may result from these matters.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
10. Commitments and Contingent Liabilities, continued

Financial Instruments
Thrivent is a party to financial instruments with on and off-balance sheet risk in the normal course of business. These instruments involve, to varying degrees, elements of credit, interest rate, equity price or liquidity risk in excess of the amount recognized in the Statutory-Basis Statements of Assets, Liabilities and Surplus. Thrivent’s exposure to credit loss in the event of non-performance by the other party to the financial instrument for commitments to extend credit and financial guarantees is limited to the contractual amount of these instruments.
Commitments to Extend Credit
Thrivent has commitments to extend credit for mortgage loans and other lines of credit of $89 million as of December 31, 2025. Commitments to purchase limited partnerships, private placement bonds and other invested assets were $4.7 billion as of December 31, 2025. Thrivent has commitments to extend credit to Thrivent Bank subject to a borrowing limit of $85 million. This agreement has a revolving one-year maturity and can be terminated by either party.
Financial Guarantees
Thrivent has entered into an agreement to provide a Letter of Credit totaling $37 million through 2036 to guarantee certain debt obligations of a third-party civic organization in the event certain conditions occur, as defined in the agreement. This agreement is secured by the financial assets of the third party. Thrivent will receive 0.75% per annum for any unused line of credit. As of December 31, 2025 there was $0 outstanding on this line of credit.
Thrivent has guaranteed to maintain the Tier I capital of an affiliate, Thrivent Trust Company, at a minimum of $6 million, as required by Thrivent Trust Company's primary regulator.
Leases
Thrivent has operating leases for certain office equipment and real estate. Rental expense for these items totaled $14 million for each of the years ended December 31, 2025, 2024 and 2023 respectively. Future minimum rental commitments, in aggregate, as of December 31, 2025 were $137 million for operating leases. The future minimum rental payments for the five succeeding years are as follows: 2026 – $16 million; 2027 – $14 million; 2028 – $13 million; 2029 - $11 million; 2030 - $11 million; and thereafter – $72 million.
Leasing is not a significant part of Thrivent’s business activities as lessor.
11. Related Party Transactions
Investments in Subsidiaries and Affiliated Entities
Thrivent’s directly-owned subsidiary, Thrivent Holdings, Inc. (“Holdings”), is valued in accordance with SSAP No. 97 (Investments in Subsidiary, Controlled and Affiliated Entities). Annually, Thrivent files a “Form Sub-2” with the NAIC in support of the valuation of Holdings. The filing in support of the December 31, 2024, values was completed on May 5, 2025 and Thrivent received a response from the NAIC that did not disallow the valuation method.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
11. Related Party Transactions, continued

The admitted values were $738 million and $258 million related to Holdings for the years ended December 31, 2025 and 2024, respectively. Non-admitted values related to Holdings were $0 and $95 million for the years ended December 31, 2025 and 2024, respectively.
During 2025, Thrivent received cash distributions of $879 million and $345 million from majority-owned limited partnerships Thrivent White Rose Funds (“WRF”) and Twin Bridge Funds (“TBF”), respectively. Thrivent received cash distributions of $74 million from Thrivent Education Funding, LLC (“TEF”). During this period, Thrivent made cash contributions as contributed capital to WRF, TBF, Holdings, TEF, and Gold Ring Holdings, LLC in the amounts of $964 million, $369 million, $389 million, $69 million and $3 million, respectively.
During 2025, Thrivent received cash distributions of $94 million from Holdings, treated as dividends.
Other Related Party Transactions
Thrivent has invested $97 million and $75 million in various Thrivent mutual funds/ETFs as of December 31, 2025 and 2024, respectively.
Thrivent subsidiaries are provided administrative services from Thrivent in accordance with intercompany service agreements. The total value of services provided under these agreements totaled $183 million, $153 million and $144 million for the years ended December 31, 2025, 2024 and 2023, respectively. The net receivables due from affiliates for the years ended December 31, 2025 and 2024 were $14 million and $11 million, respectively, which is included in other assets in the Statutory-Basis Financial Statements of Assets, Liabilities and Surplus.
Thrivent has an agreement with an affiliate who distributes Thrivent’s variable products. Under the terms of the agreement, Thrivent paid commissions, bonuses and other benefits to the affiliate totaling
$186 million, $156 million and $106 million for the years ended December 31, 2025, 2024 and 2023, respectively.
Thrivent is the investment advisor for the Thrivent Series Portfolios in which the separate accounts assets are primarily invested. Advisor fees in the amount of $194 million, $196 million and $184 million for the years ended December 31, 2025, 2024 and 2023, respectively, were included in separate account fees in the Statutory-Basis Statement of Operations.
In December 2018, Thrivent acquired a variable funding note (“VFN”) issued by TEF, an affiliate of Thrivent. The VFN is supported by an indenture collateralized by student loans. The VFN is reported as a bond in the accompanying Statutory-Basis Statement of Assets and had an outstanding balance of $0 as of December 31, 2025 and 2024. The VFN was paid off in full by TEF in December 2024 and Thrivent recorded an increase of less than $1 million to net investment income on the paydown.
In May 2022, a separate VFN was acquired from TEF that is supported by an indenture agreement, last amended in December 2022, and allows for a maximum aggregate principal amount of $750 million and is collateralized by point-of-sale unsecured consumer loans. The VFN is reported as a bond in the accompanying Statutory-Basis Statement of Assets and had an outstanding balance of $0 and $607 million as of December 31, 2025 and 2024, respectively. During 2025, Thrivent invested $184 million in the VFN and received $760 million of principal payments.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
11. Related Party Transactions, continued

In July 2022, Holdings purchased 69.4% of Blue Rock Holdco, LLC. (“Blue Rock”), for $222 million. As of December 31, 2025, Holdings currently owns 69.6% of Blue Rock. Blue Rock is a holding company operating as a marketing and servicing provider of student loans through various subsidiary entities. The admitted value of Holdings on Thrivent's balance sheet is valued in accordance with SSAP No. 97. As part of the purchase acquisition, Blue Rock purchased College Avenue Student Loans (“CASL”) a private student loan originator and servicer.
In December 2022, Thrivent acquired an asset-backed security (“ABS”) issued by CASL. The ABS is supported by an indenture collateralized by student loans. The ABS is reported as a bond in the accompanying Statutory-Basis Statement of Assets and had an outstanding balance of $0 as of December 31, 2025 and 2024. The ABS was paid off in full by CASL in December 2024.
In December 2023, White Rose CFO 2023 Holdings, LLC (“Issuer”), a wholly owned subsidiary of Thrivent, issued a Collateralized Fund Obligation (CFO) whereby debt was issued to third parties. Issuer made available to third party investors approximately $400 million in fixed rate debt. Upon issuance of the debt, approximately $364 million in net proceeds were returned from Issuer to Thrivent. Thrivent retained approximately $436 million of an equity investment in the CFO structure in the form of a residual tranche. During 2025, Thrivent received cash distributions of $42 million. The residual tranche is reported in Other Invested Assets in the accompanying Statutory-Basis Statement of Assets, Liabilities and Surplus and has a fair value of $401 million as of December 31, 2025.
In support of the CFO, Thrivent transferred their interest in portions of certain investments in WRF with a fair value of approximately $800 million to White Rose CFO 2023, LLC (“Asset HoldCo”), a wholly-owned, bankruptcy-remote subsidiary of Thrivent as underlying collateral for the CFO. These transferred WRF assets had a cost of approximately $739 million and carried an unrealized gain of approximately $61 million when they were transferred to Asset HoldCo. Thrivent then contributed its entire investment in Asset HoldCo to Issuer, with no impact to surplus. Thrivent is the named investment manager for the CFO structure and is entitled to a management fee as outlined in the executed investment management agreement between Asset HoldCo and Thrivent.
In December 2024, Thrivent acquired a multi-tranche debt security issued by CASL, which includes six debt tranches and a residual tranche that are collateralized by student loans. The individual tranches are reported as bonds and the residual tranche is reported as other invested assets in the accompanying Statutory-Basis Statement of Assets. These securities had an aggregate outstanding balance of $2 billion as of December 31, 2025.
In June 2025, Thrivent Bank launched via a merger with Thrivent Federal Credit Union. Thrivent contributed capital of $356 million to launch Thrivent Bank and to fund the Thrivent Federal Credit Union member buyout and is included in the above noted $389 million contribution to Holdings.
In August 2025, Thrivent launched Thrivent Investment Capital Advisors, LLC (“TICA”), a new registered investment advisor and indirect wholly-owned subsidiary of Thrivent. TICA is reported in affiliated common stocks in the accompanying Statutory-Basis Statement of Assets, Liabilities and Surplus and has a fair value of $5 million as of December 31, 2025.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
11. Related Party Transactions, continued

In September 2025, Thrivent entered into an agreement, whereby certain private equity limited partnership interests with a fair value of $1.6 billion were contributed to Trout Holdings GP, LLC. In 2025, Thrivent received $820 million in cash and the agreement allowed for future cash payments on deferred funding dates of 25% or $280 million six months after the closing date. The cash payments subsequent to the closing date are secured by a corresponding interest in the underlying funds of Trout Holdings GP, LLC and these payments are reported in receivables for securities. Thrivent is taking a 30% equity stake in Trout Holdings GP, LLC and is reported in other invested assets and has fair value of $486 million as of December 31, 2025.
In December 2025, Thrivent entered into a Backstop Purchase Agreement, where Thrivent has agreed to provide a guarantee to a third party and CASL to purchase the loans originated and held at the third party should CASL breach their purchase obligation. Thrivent will be providing the guarantee up to the maximum backstop amount of $1 billion, which could create additional future exposure from multiple disbursement loans not fully disbursed by date of purchase. As of December 31, 2025, CASL has not breached their purchase obligation and Thrivent was not required to purchase loans under the terms of the agreement.

Report of Independent Registered Public Accounting Firm
To the Board of Directors of Thrivent Financial for Lutherans and the Contract Owners of Thrivent Variable Annuity Account B
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities of each of the subaccounts of Thrivent Variable Annuity Account B indicated in Note 1, as of December 31, 2025, the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period ended December 31, 2025, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts of Thrivent Variable Annuity Account B as of December 31, 2025, the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the two years in the period ended December 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Thrivent Financial for Lutherans management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts of Thrivent Variable Annuity Account B based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts of Thrivent Variable Annuity Account B in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2025 by correspondence with the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 29, 2026
We have served as the auditor of one or more of the subaccounts of Thrivent Variable Annuity Account B since 2014.

THRIVENT VARIABLE ANNUITY ACCOUNT B
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2025
Subaccount	Investments at fair value	Receivable from Thrivent for annuity reserve adjustment	Total Assets	Payable to Thrivent for annuity reserve adjustment	Net Assets	Contracts in accumulation period	Reserves for contracts in annuity payment period	Net Assets	Accumulation units outstanding	Unit value (accumulation)	Death claim units	Death claim unit value	Series funds, at cost	Series funds shares owned
Aggressive Allocation	$101,561,555	$—	$101,561,555	$21,655	$101,539,900	$101,434,573	$105,327	$101,539,900	2,204,308	$46.01	84	$44.16	$75,429,311	4,957,390
All Cap	$14,993,460	$37,455	$15,030,915	$—	$15,030,915	$14,971,241	$59,674	$15,030,915	287,772	$51.72	1,565	$56.54	$9,304,046	716,164
Conservative Allocation	$20,310,749	$44,581	$20,355,330	$—	$20,355,330	$20,196,513	$158,817	$20,355,330	605,821	$33.21	2,998	$25.90	$19,079,910	2,531,787
Dynamic Allocation	$10,353,279	$19,788	$10,373,067	$—	$10,373,067	$10,256,650	$116,417	$10,373,067	317,427	$32.20	1,264	$28.99	$9,343,123	636,157
Emerging Markets Equity	$2,566,866	$1,007	$2,567,873	$—	$2,567,873	$2,562,649	$5,224	$2,567,873	137,023	$18.70	41	$19.20	$2,098,256	156,822
ESG Index	$1,992,847	$—	$1,992,847	$—	$1,992,847	$1,992,847	$—	$1,992,847	86,164	$23.01	445	$23.21	$1,481,218	88,154
Global Stock	$19,306,653	$44,703	$19,351,356	$—	$19,351,356	$19,196,526	$154,830	$19,351,356	484,225	$39.50	1,832	$38.85	$14,446,452	1,190,718
Government Bond	$4,432,779	$38,254	$4,471,033	$—	$4,471,033	$4,426,575	$44,458	$4,471,033	264,060	$16.74	446	$15.22	$4,741,014	447,538
Healthcare	$7,642,009	$1,921	$7,643,930	$—	$7,643,930	$7,632,780	$11,150	$7,643,930	186,539	$40.92	—	$42.02	$5,798,201	280,163
High Yield	$58,910,438	$529,650	$59,440,088	$—	$59,440,088	$58,237,024	$1,203,064	$59,440,088	803,524	$72.10	10,664	$26.84	$72,906,816	13,798,940
Income	$44,760,853	$324,325	$45,085,178	$—	$45,085,178	$44,422,018	$663,160	$45,085,178	789,385	$56.13	5,818	$19.52	$48,399,769	4,963,776
International Equity	$49,445,788	$198,722	$49,644,510	$—	$49,644,510	$49,096,061	$548,449	$49,644,510	2,804,903	$17.46	6,605	$17.93	$34,427,542	4,032,014
International Index	$1,408,465	$—	$1,408,465	$—	$1,408,465	$1,408,465	$—	$1,408,465	76,684	$18.37	—	$18.52	$1,172,845	82,123
Large Cap Growth	$548,383,561	$3,527,025	$551,910,586	$—	$551,910,586	$544,236,291	$7,674,295	$551,910,586	1,339,893	$404.82	21,005	$83.96	$305,239,810	8,774,389
Large Cap Index	$47,226,203	$118,828	$47,345,031	$—	$47,345,031	$47,036,875	$308,156	$47,345,031	651,892	$72.13	199	$65.71	$20,310,410	537,942
Large Cap Value	$52,656,319	$138,263	$52,794,582	$—	$52,794,582	$52,511,443	$283,139	$52,794,582	1,013,181	$51.72	2,548	$48.21	$36,866,747	2,150,950
Mid Cap Growth	$2,038,339	$—	$2,038,339	$—	$2,038,339	$2,038,339	$—	$2,038,339	137,410	$14.83	—	$14.96	$1,846,407	131,811
Mid Cap Index	$17,525,422	$38,583	$17,564,005	$—	$17,564,005	$17,448,464	$115,541	$17,564,005	279,573	$62.11	1,678	$50.03	$12,936,503	749,728
Mid Cap Stock	$184,486,518	$749,397	$185,235,915	$—	$185,235,915	$183,041,149	$2,194,766	$185,235,915	2,736,851	$66.72	8,511	$51.70	$163,070,581	9,330,177
Mid Cap Value	$1,338,086	$—	$1,338,086	$—	$1,338,086	$1,338,086	$—	$1,338,086	62,587	$21.38	—	$21.56	$1,169,941	70,892
Moderate Allocation	$332,462,842	$529,523	$332,992,365	$—	$332,992,365	$330,991,942	$2,000,423	$332,992,365	10,120,242	$32.64	21,845	$32.17	$277,326,984	21,125,652
Moderately Aggressive Allocation	$267,287,964	$231,520	$267,519,484	$—	$267,519,484	$266,264,839	$1,254,645	$267,519,484	6,918,971	$38.41	14,386	$37.36	$205,553,153	14,756,937
Moderately Conservative Allocation	$92,507,422	$141,885	$92,649,307	$—	$92,649,307	$92,120,909	$528,398	$92,649,307	3,792,783	$24.23	9,498	$24.15	$84,163,681	6,837,916
Money Market	$17,417,211	$23,454	$17,440,665	$—	$17,440,665	$17,389,048	$51,617	$17,440,665	8,523,813	$2.04	6,096	$1.15	$17,417,212	17,417,212
Multisector Bond	$4,736,704	$10,092	$4,746,796	$—	$4,746,796	$4,725,149	$21,647	$4,746,796	265,516	$17.77	398	$17.52	$4,891,235	511,622
Real Estate Securities	$7,137,902	$58,644	$7,196,546	$—	$7,196,546	$7,064,680	$131,866	$7,196,546	141,822	$49.77	229	$28.11	$6,185,341	299,263
Short-Term Bond	$10,251,161	$35,227	$10,286,388	$—	$10,286,388	$10,199,863	$86,525	$10,286,388	659,479	$15.42	2,085	$14.61	$10,139,931	1,031,750
Small Cap Growth	$3,403,183	$44	$3,403,227	$—	$3,403,227	$3,402,172	$1,055	$3,403,227	189,732	$17.92	170	$18.12	$3,016,398	196,565
Small Cap Index	$14,903,294	$21,171	$14,924,465	$—	$14,924,465	$14,860,400	$64,065	$14,924,465	261,582	$56.77	232	$44.87	$12,094,136	691,732
Small Cap Stock	$24,734,484	$77,801	$24,812,285	$—	$24,812,285	$24,661,141	$151,144	$24,812,285	441,877	$54.98	8,410	$43.32	$22,545,220	1,313,736
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT B
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2025
Subaccount	Investment Income	Expenses	Net investment income (loss)	Realized and unrealized gain (loss) on investments			Net gain (loss) on investments	Net increase (decrease) in net assets resulting from operations
	Dividends	Mortality & expense risk charges		Net realized gain (loss) on sale of investments	Capital gain distributions	Change in unrealized appreciation (depreciation) of investments
Aggressive Allocation	$1,602,185	$(988,922)	$613,263	$3,329,642	$7,675,655	$1,915,017	$12,920,314	$13,533,577
All Cap	$85,103	$(144,913)	$(59,810)	$754,010	$393,056	$1,192,979	$2,340,045	$2,280,235
Conservative Allocation	$969,156	$(209,150)	$760,006	$141,519	$—	$924,484	$1,066,003	$1,826,009
Dynamic Allocation	$334,298	$(101,484)	$232,814	$75,167	$236,410	$556,358	$867,935	$1,100,749
Emerging Markets Equity	$39,493	$(23,007)	$16,486	$41,702	$36,203	$525,633	$603,538	$620,024
ESG Index	$16,484	$(18,126)	$(1,642)	$64,384	$—	$217,700	$282,084	$280,442
Global Stock	$328,492	$(184,280)	$144,212	$668,556	$1,611,518	$883,004	$3,163,078	$3,307,290
Government Bond	$177,477	$(45,374)	$132,103	$(101,868)	$—	$235,888	$134,020	$266,123
Healthcare	$58,642	$(77,340)	$(18,698)	$296,915	$20,792	$539,033	$856,740	$838,042
High Yield	$3,879,464	$(606,265)	$3,273,199	$(2,541,951)	$—	$3,761,538	$1,219,587	$4,492,786
Income	$2,101,206	$(457,843)	$1,643,363	$(765,933)	$—	$2,155,925	$1,389,992	$3,033,355
International Equity	$1,047,925	$(465,078)	$582,847	$1,413,545	$—	$9,939,462	$11,353,007	$11,935,854
International Index	$22,068	$(10,688)	$11,380	$24,805	$—	$218,260	$243,065	$254,445
Large Cap Growth	$2,155,230	$(5,267,283)	$(3,112,053)	$30,587,791	$41,468,893	$8,333,396	$80,390,080	$77,278,027
Large Cap Index	$467,488	$(451,347)	$16,141	$3,831,238	$1,282,942	$1,832,339	$6,946,519	$6,962,660
Large Cap Value	$785,627	$(505,063)	$280,564	$2,461,705	$5,983,691	$(163,876)	$8,281,520	$8,562,084
Mid Cap Growth	$—	$(21,577)	$(21,577)	$34,611	$—	$1,140	$35,751	$14,174
Mid Cap Index	$215,284	$(178,804)	$36,480	$847,733	$770,762	$(635,993)	$982,502	$1,018,982
Mid Cap Stock	$1,516,638	$(1,912,676)	$(396,038)	$3,703,086	$20,010,254	$(16,771,863)	$6,941,477	$6,545,439
Mid Cap Value	$13,939	$(12,391)	$1,548	$20,638	$92,521	$(3,078)	$110,081	$111,629
Moderate Allocation	$8,446,495	$(3,272,406)	$5,174,089	$7,283,421	$26,635,040	$(725,648)	$33,192,813	$38,366,902
Moderately Aggressive Allocation	$5,071,639	$(2,627,419)	$2,444,220	$7,950,924	$16,104,899	$8,631,436	$32,687,259	$35,131,479
Moderately Conservative Allocation	$3,442,845	$(937,781)	$2,505,064	$1,313,996	$4,723,956	$1,237,664	$7,275,616	$9,780,680
Money Market	$724,309	$(181,741)	$542,568	$—	$—	$—	$—	$542,568
Multisector Bond	$228,188	$(47,190)	$180,998	$(41,017)	$—	$174,065	$133,048	$314,046
Real Estate Securities	$189,545	$(77,431)	$112,114	$223,804	$558,942	$(915,740)	$(132,994)	$(20,880)
Short-Term Bond	$445,475	$(106,174)	$339,301	$8,544	$—	$171,152	$179,696	$518,997
Small Cap Growth	$—	$(35,002)	$(35,002)	$57,917	$—	$(16,499)	$41,418	$6,416
Small Cap Index	$198,198	$(150,803)	$47,395	$476,600	$658,731	$(529,370)	$605,961	$653,356
Small Cap Stock	$152,514	$(256,427)	$(103,913)	$322,541	$1,458,331	$(1,482,988)	$297,884	$193,971
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT B
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2025
Subaccount	Increase (decrease) in net assets from operations			Net Change in Net Assets from Operations	Increase (decrease) in net assets from contract related transactions					Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments		Proceeds from units issued	Transfers for contract benefits and terminations	Administrative charges	Adjustments to annuity reserves	Transfers between subaccounts
Aggressive Allocation	$613,263	$11,005,297	$1,915,017	$13,533,577	$1,823,114	$(12,069,419)	$(2,445)	$(2,067)	$(2,022,681)	$(12,273,498)	$1,260,079	$100,279,821	$101,539,900
All Cap	$(59,810)	$1,147,066	$1,192,979	$2,280,235	$266,753	$(1,868,476)	$(425)	$3,232	$(113,635)	$(1,712,551)	$567,684	$14,463,231	$15,030,915
Conservative Allocation	$760,006	$141,519	$924,484	$1,826,009	$259,333	$(3,920,311)	$(338)	$(16,826)	$141,957	$(3,536,185)	$(1,710,176)	$22,065,506	$20,355,330
Dynamic Allocation	$232,814	$311,577	$556,358	$1,100,749	$118,559	$(1,049,518)	$(141)	$(36,516)	$123,485	$(844,131)	$256,618	$10,116,449	$10,373,067
Emerging Markets Equity	$16,486	$77,905	$525,633	$620,024	$39,369	$(311,312)	$(28)	$358	$139,518	$(132,095)	$487,929	$2,079,944	$2,567,873
ESG Index	$(1,642)	$64,384	$217,700	$280,442	$16,122	$(172,287)	$—	$—	$84,457	$(71,708)	$208,734	$1,784,113	$1,992,847
Global Stock	$144,212	$2,280,074	$883,004	$3,307,290	$322,666	$(2,547,306)	$(323)	$1,640	$274,504	$(1,948,819)	$1,358,471	$17,992,885	$19,351,356
Government Bond	$132,103	$(101,868)	$235,888	$266,123	$87,181	$(636,810)	$(117)	$2,606	$445,191	$(101,949)	$164,174	$4,306,859	$4,471,033
Healthcare	$(18,698)	$317,707	$539,033	$838,042	$62,832	$(1,230,493)	$(103)	$(853)	$(379,773)	$(1,548,390)	$(710,348)	$8,354,278	$7,643,930
High Yield	$3,273,199	$(2,541,951)	$3,761,538	$4,492,786	$953,410	$(8,614,478)	$(2,241)	$41,373	$(902,111)	$(8,524,047)	$(4,031,261)	$63,471,349	$59,440,088
Income	$1,643,363	$(765,933)	$2,155,925	$3,033,355	$1,434,723	$(7,352,028)	$(1,877)	$(80,316)	$467,203	$(5,532,295)	$(2,498,940)	$47,584,118	$45,085,178
International Equity	$582,847	$1,413,545	$9,939,462	$11,935,854	$766,589	$(5,652,620)	$(1,648)	$38,799	$(120,902)	$(4,969,782)	$6,966,072	$42,678,438	$49,644,510
International Index	$11,380	$24,805	$218,260	$254,445	$14,493	$(65,487)	$—	$—	$541,086	$490,092	$744,537	$663,928	$1,408,465
Large Cap Growth	$(3,112,053)	$72,056,684	$8,333,396	$77,278,027	$4,980,132	$(63,693,814)	$(15,628)	$98,446	$(8,343,877)	$(66,974,741)	$10,303,286	$541,607,300	$551,910,586
Large Cap Index	$16,141	$5,114,180	$1,832,339	$6,962,660	$1,082,948	$(5,404,371)	$(696)	$26,702	$(103,890)	$(4,399,307)	$2,563,353	$44,781,678	$47,345,031
Large Cap Value	$280,564	$8,445,396	$(163,876)	$8,562,084	$836,835	$(7,251,378)	$(862)	$(43,582)	$79,391	$(6,379,596)	$2,182,488	$50,612,094	$52,794,582
Mid Cap Growth	$(21,577)	$34,611	$1,140	$14,174	$12,261	$(365,148)	$(10)	$—	$(28,867)	$(381,764)	$(367,590)	$2,405,929	$2,038,339
Mid Cap Index	$36,480	$1,618,495	$(635,993)	$1,018,982	$232,441	$(2,407,276)	$(261)	$5,592	$(36,509)	$(2,206,013)	$(1,187,031)	$18,751,036	$17,564,005
Mid Cap Stock	$(396,038)	$23,713,340	$(16,771,863)	$6,545,439	$1,793,367	$(23,655,590)	$(6,878)	$(131,115)	$(4,213,776)	$(26,213,992)	$(19,668,553)	$204,904,468	$185,235,915
Mid Cap Value	$1,548	$113,159	$(3,078)	$111,629	$32,926	$(99,839)	$(3)	$—	$(6,693)	$(73,609)	$38,020	$1,300,066	$1,338,086
Moderate Allocation	$5,174,089	$33,918,461	$(725,648)	$38,366,902	$3,673,140	$(46,976,174)	$(6,543)	$23,189	$702,631	$(42,583,757)	$(4,216,855)	$337,209,220	$332,992,365
Moderately Aggressive Allocation	$2,444,220	$24,055,823	$8,631,436	$35,131,479	$4,398,145	$(35,821,237)	$(6,596)	$(82)	$(2,949,872)	$(34,379,642)	$751,837	$266,767,647	$267,519,484
Moderately Conservative Allocation	$2,505,064	$6,037,952	$1,237,664	$9,780,680	$1,381,406	$(17,248,385)	$(2,466)	$27,279	$1,466,313	$(14,375,853)	$(4,595,173)	$97,244,480	$92,649,307
Money Market	$542,568	$—	$—	$542,568	$2,076,040	$(6,035,813)	$(809)	$700	$4,713,002	$753,120	$1,295,688	$16,144,977	$17,440,665
Multisector Bond	$180,998	$(41,017)	$174,065	$314,046	$134,960	$(588,136)	$(108)	$417	$64,384	$(388,483)	$(74,437)	$4,821,233	$4,746,796
Real Estate Securities	$112,114	$782,746	$(915,740)	$(20,880)	$102,256	$(1,070,003)	$(175)	$2,174	$(91,824)	$(1,057,572)	$(1,078,452)	$8,274,998	$7,196,546
Short-Term Bond	$339,301	$8,544	$171,152	$518,997	$267,482	$(1,616,070)	$(382)	$(2,820)	$444,078	$(907,712)	$(388,715)	$10,675,103	$10,286,388
Small Cap Growth	$(35,002)	$57,917	$(16,499)	$6,416	$55,291	$(389,682)	$(23)	$7	$(152,855)	$(487,262)	$(480,846)	$3,884,073	$3,403,227
Small Cap Index	$47,395	$1,135,331	$(529,370)	$653,356	$258,945	$(2,191,582)	$(194)	$(9,056)	$(217,600)	$(2,159,487)	$(1,506,131)	$16,430,596	$14,924,465
Small Cap Stock	$(103,913)	$1,780,872	$(1,482,988)	$193,971	$362,446	$(3,696,002)	$(382)	$(1,648)	$(902,610)	$(4,238,196)	$(4,044,225)	$28,856,510	$24,812,285
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT B
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2024
Subaccount	Increase (decrease) in net assets from operations			Net Change in Net Assets from Operations	Increase (decrease) in net assets from contract related transactions					Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments		Proceeds from units issued	Transfers for contract benefits and terminations	Administrative charges	Adjustments to annuity reserves	Transfers between subaccounts
Aggressive Allocation	$469,949	$6,834,679	$6,561,880	$13,866,508	$1,219,141	$(9,834,455)	$(2,650)	$(2,024)	$(1,967,778)	$(10,587,766)	$3,278,742	$97,001,079	$100,279,821
All Cap	$(52,546)	$944,730	$1,523,645	$2,415,829	$160,803	$(1,775,418)	$(414)	$14,545	$247,178	$(1,353,306)	$1,062,523	$13,400,708	$14,463,231
Conservative Allocation	$852,531	$39,677	$493,014	$1,385,222	$215,971	$(3,330,954)	$(379)	$3,010	$(747,269)	$(3,859,621)	$(2,474,399)	$24,539,905	$22,065,506
Dynamic Allocation	$248,811	$58,982	$449,536	$757,329	$146,602	$(1,098,016)	$(145)	$(803)	$(537,151)	$(1,489,513)	$(732,184)	$10,848,633	$10,116,449
Emerging Markets Equity	$37,496	$181,877	$(43,699)	$175,674	$32,771	$(284,772)	$(32)	$150	$(49,375)	$(301,258)	$(125,584)	$2,205,528	$2,079,944
ESG Index	$(1,916)	$70,219	$188,347	$256,650	$18,893	$(219,312)	$—	$—	$722,720	$522,301	$778,951	$1,005,162	$1,784,113
Global Stock	$158,456	$1,179,943	$937,999	$2,276,398	$226,485	$(2,469,882)	$(321)	$8,875	$1,318,649	$(916,194)	$1,360,204	$16,632,681	$17,992,885
Government Bond	$137,059	$(90,677)	$(34,785)	$11,597	$111,616	$(602,254)	$(105)	$1,486	$20,155	$(469,102)	$(457,505)	$4,764,364	$4,306,859
Healthcare	$(27,522)	$1,025,818	$(992,533)	$5,763	$137,979	$(1,369,252)	$(122)	$84	$(694,370)	$(1,925,681)	$(1,919,918)	$10,274,196	$8,354,278
High Yield	$3,435,024	$(2,095,177)	$2,343,349	$3,683,196	$944,202	$(6,724,533)	$(2,499)	$35,099	$(396,937)	$(6,144,668)	$(2,461,472)	$65,932,821	$63,471,349
Income	$1,640,106	$(671,565)	$46,866	$1,015,407	$806,028	$(5,390,917)	$(2,025)	$(11,836)	$748,206	$(3,850,544)	$(2,835,137)	$50,419,255	$47,584,118
International Equity	$928,400	$850,787	$(247,607)	$1,531,580	$906,652	$(5,155,902)	$(1,702)	$16,452	$(1,019,094)	$(5,253,594)	$(3,722,014)	$46,400,452	$42,678,438
International Index	$12,605	$11,423	$(11,668)	$12,360	$16,925	$(137,095)	$—	$—	$124,381	$4,211	$16,571	$647,357	$663,928
Large Cap Growth	$(3,147,290)	$57,602,261	$75,039,263	$129,494,234	$6,088,650	$(53,668,849)	$(16,603)	$647,180	$(3,129,014)	$(50,078,636)	$79,415,598	$462,191,702	$541,607,300
Large Cap Index	$72,309	$4,018,389	$4,987,200	$9,077,898	$961,419	$(6,141,320)	$(592)	$23,990	$496,289	$(4,660,214)	$4,417,684	$40,363,994	$44,781,678
Large Cap Value	$287,476	$3,730,539	$1,817,205	$5,835,220	$1,072,447	$(6,036,842)	$(903)	$22,321	$(324,216)	$(5,267,193)	$568,027	$50,044,067	$50,612,094
Mid Cap Growth	$(23,322)	$17,813	$187,771	$182,262	$135,948	$(131,971)	$(11)	$—	$139,985	$143,951	$326,213	$2,079,716	$2,405,929
Mid Cap Index	$48,569	$987,770	$1,183,064	$2,219,403	$322,491	$(2,126,018)	$(263)	$2,374	$78,364	$(1,723,052)	$496,351	$18,254,685	$18,751,036
Mid Cap Stock	$(1,080,993)	$6,490,428	$13,092,094	$18,501,529	$2,126,433	$(20,659,864)	$(7,785)	$47,660	$(2,609,334)	$(21,102,890)	$(2,601,361)	$207,505,829	$204,904,468
Mid Cap Value	$2,285	$72,132	$24,694	$99,111	$53,139	$(249,006)	$(5)	$—	$(73,018)	$(268,890)	$(169,779)	$1,469,845	$1,300,066
Moderate Allocation	$4,634,226	$21,550,820	$13,045,378	$39,230,424	$3,841,497	$(48,359,390)	$(7,204)	$56,790	$(87,502)	$(44,555,809)	$(5,325,385)	$342,534,605	$337,209,220
Moderately Aggressive Allocation	$2,310,485	$17,298,505	$13,866,942	$33,475,932	$4,469,153	$(37,160,521)	$(7,318)	$(22,214)	$(3,543,522)	$(36,264,422)	$(2,788,490)	$269,556,137	$266,767,647
Moderately Conservative Allocation	$2,197,775	$1,977,473	$2,982,681	$7,157,929	$1,849,277	$(13,528,486)	$(2,826)	$9,799	$(862,318)	$(12,534,554)	$(5,376,625)	$102,621,105	$97,244,480
Money Market	$607,942	$—	$—	$607,942	$1,958,284	$(4,377,766)	$(881)	$1,670	$3,775,071	$1,356,378	$1,964,320	$14,180,657	$16,144,977
Multisector Bond	$170,323	$(53,428)	$60,941	$177,836	$86,224	$(614,353)	$(95)	$(432)	$937,267	$408,611	$586,447	$4,234,786	$4,821,233
Real Estate Securities	$136,768	$688,602	$(643,916)	$181,454	$96,891	$(1,113,648)	$(215)	$11,237	$(226,536)	$(1,232,271)	$(1,050,817)	$9,325,815	$8,274,998
Short-Term Bond	$302,187	$(24,888)	$192,131	$469,430	$271,686	$(1,248,493)	$(372)	$6,920	$217,585	$(752,674)	$(283,244)	$10,958,347	$10,675,103
Small Cap Growth	$(37,240)	$28,857	$325,539	$317,156	$128,284	$(331,050)	$(26)	$8	$694,095	$491,311	$808,467	$3,075,606	$3,884,073
Small Cap Index	$48,323	$501,937	$626,245	$1,176,505	$296,322	$(2,161,549)	$(206)	$5,554	$(70,499)	$(1,930,378)	$(753,873)	$17,184,469	$16,430,596
Small Cap Stock	$(118,394)	$409,366	$2,555,315	$2,846,287	$337,601	$(3,351,061)	$(462)	$13,437	$251,184	$(2,749,301)	$96,986	$28,759,524	$28,856,510
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT B
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2025
(1) ORGANIZATION
The Thrivent Variable Annuity Account B (the Variable Account), is registered as a unit investment trust under the Investment Companies Act of 1940, and is a separate account of Thrivent Financial for Lutherans (Thrivent Financial). The Variable Account contains 30 subaccounts each of which invests in a corresponding portfolio of the Thrivent Series Fund, Inc. (each a Fund and collectively the Funds), as provided below. For each subaccount, the financial statements are comprised of a statement of assets and liabilities as of December 31, 2025, a related statement of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended, all presented to reflect a full twelve month period.
Subaccount	Series
Aggressive Allocation	Thrivent Series Fund, Inc. — Aggressive Allocation Portfolio
All Cap	Thrivent Series Fund, Inc. — All Cap Portfolio
Conservative Allocation	Thrivent Series Fund, Inc. — Conservative Allocation Portfolio
Dynamic Allocation	Thrivent Series Fund, Inc. — Dynamic Allocation Portfolio
Emerging Markets Equity	Thrivent Series Fund, Inc. — Emerging Markets Equity Portfolio
ESG Index	Thrivent Series Fund, Inc. — ESG Index Portfolio
Global Stock	Thrivent Series Fund, Inc. — Global Stock Portfolio
Government Bond	Thrivent Series Fund, Inc. — Government Bond Portfolio
Healthcare	Thrivent Series Fund, Inc. — Healthcare Portfolio
High Yield	Thrivent Series Fund, Inc. — High Yield Portfolio
Income	Thrivent Series Fund, Inc. — Income Portfolio
International Equity	Thrivent Series Fund, Inc. — International Equity Portfolio
International Index	Thrivent Series Fund, Inc. — International Index Portfolio
Large Cap Growth	Thrivent Series Fund, Inc. — Large Cap Growth Portfolio
Large Cap Index	Thrivent Series Fund, Inc. — Large Cap Index Portfolio
Large Cap Value	Thrivent Series Fund, Inc. — Large Cap Value Portfolio
Mid Cap Growth	Thrivent Series Fund, Inc. — Mid Cap Growth Portfolio
Mid Cap Index	Thrivent Series Fund, Inc. — Mid Cap Index Portfolio
Mid Cap Stock	Thrivent Series Fund, Inc. — Mid Cap Stock Portfolio
Mid Cap Value	Thrivent Series Fund, Inc. — Mid Cap Value Portfolio
Moderate Allocation	Thrivent Series Fund, Inc. — Moderate Allocation Portfolio
Moderately Aggressive Allocation	Thrivent Series Fund, Inc. — Moderately Aggressive Allocation Portfolio
Moderately Conservative Allocation	Thrivent Series Fund, Inc. — Moderately Conservative Allocation Portfolio
Money Market	Thrivent Series Fund, Inc. — Money Market Portfolio
Multisector Bond	Thrivent Series Fund, Inc. — Multisector Bond Portfolio
Real Estate Securities	Thrivent Series Fund, Inc. — Real Estate Securities Portfolio
Short-Term Bond	Thrivent Series Fund, Inc. — Short-Term Bond Portfolio
Small Cap Growth	Thrivent Series Fund, Inc. — Small Cap Growth Portfolio
Small Cap Index	Thrivent Series Fund, Inc. — Small Cap Index Portfolio
Small Cap Stock	Thrivent Series Fund, Inc. — Small Cap Stock Portfolio
The Funds are registered under the Investment Company Act of 1940 as open-end investment companies. The Funds are managed by Thrivent Investment Management, Inc. which is an affiliate of Thrivent Financial.

THRIVENT VARIABLE ANNUITY ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (continued)
(1) ORGANIZATION - continued

The Variable Account is used to fund only flexible premium deferred variable annuity contracts issued by Thrivent Financial. Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the other assets and liabilities of Thrivent Financial. The assets of the Variable Account will not be charged with any liabilities arising out of any other business conducted by the insurance operations of Thrivent Financial.
A fixed account investment option is available for contract owners of the flexible premium deferred variable annuity. Assets of the fixed account are combined with the general assets of Thrivent Financial and invested by Thrivent Financial as allowed by applicable law. Accordingly, the fixed account assets are not included in the Variable Account financial statements.
(2) SIGNIFICANT ACCOUNTING POLICIES
The Variable Account applies the accounting and reporting guidance for investment companies as outlined in Accounting Standards Codification (ASC) 946.
Segment Reporting
The subaccounts' operations constitute a single segment and therefore the single reportable segment of the Variable Account. The chief operating decision maker (“CODM”), Vice President — Solutions Pricing & Development, manages the business activities of the subaccounts and utilizes the net assets metric to allocate resources and assess performance of the subaccounts. The accounting policies used to measure the net assets of the subaccounts are the same as those described in Note 2.
Valuation of Investments
The investments in shares of the Funds are stated at fair value which is the closing net asset value per share as determined by the Fund. The cost of shares sold and redeemed is determined on the average cost method. Dividend distributions received from the Fund are reinvested in additional shares of the Fund and recorded as income by the subaccount on the ex-dividend date. Series Fund shares owned represent the number of shares of the Fund owned by the subaccount.
Federal Income Taxes
Thrivent Financial qualifies as a tax-exempt organization under the Internal Revenue Code. Accordingly, no provision for income taxes has been charged against the Variable Account. Thrivent Financial reserves the right to charge for taxes in the future should Thrivent Financial's tax status change.
Annuity Reserves
Annuity reserves, represented as reserves for contracts in annuity payout period in the statement of assets and liabilities, are computed for currently payable contracts according to Section VM-21 of the NAIC Valuation Manual . Changes to annuity reserves are based on actual mortality and risk experience. If the reserves required are less than the original estimated reserve amount held in the Variable Account, the excess is reflected as a payable to Thrivent Financial on the statement of assets and liabilities. If additional reserves are required, a receivable from Thrivent Financial is reflected on the statement of assets and liabilities.

THRIVENT VARIABLE ANNUITY ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (continued)
(2) SIGNIFICANT ACCOUNTING POLICIES - continued

Death Claims
Amounts payable under the contract for death benefits remain invested in the separate accounts until the beneficiaries provide instructions to disburse the benefits.
Estimates
The preparation of financial statements in conformity with U.S generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Fair Value of Financial Instruments
In estimating the fair values for financial instruments carried at fair value, the significance of observable and unobservable inputs used to determine fair value are taken into consideration. Each of the financial instruments must be classified into one of three categories based on that evaluation:
Level 1:
Fair value based on quoted prices for identical assets in active markets that are accessible.
Level 2:
Fair value based on quoted prices for similar instruments in active markets that are accessible; quoted prices for identical or similar instruments in markets that are not active; or model-derived valuations where the significant value driver inputs are observable.
Level 3:
Fair value based on significant value driver inputs that are not observable.
The Funds in the Accounts have been measured at fair value using the net asset value per share (or its equivalent) as a practical expedient and are therefore not categorized in the fair value hierarchy.
Subsequent Events
Management has evaluated Variable Account related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through the date of issuance of the Variable Account's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Variable Account's financial statements.
(3) EXPENSE CHARGES
Proceeds received by the Variable Account for units issued represent gross contract premiums received by Thrivent Financial. No charge for sales distribution expense is deducted from premiums received.
A surrender charge is deducted by Thrivent Financial if a contract is surrendered in whole or in part during the first six years the contract is in force. The surrender charge is 6% during the first contract year, and decreases by 1% each subsequent contract year. For purposes of the surrender charge calculation, up to 10% of a contract's accumulated value may be excluded from the calculation each year. This charge is deducted by redeeming units of the subaccounts of the Variable Account.

THRIVENT VARIABLE ANNUITY ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (continued)
(3) EXPENSE CHARGES - continued

An annual administrative charge of $30 is deducted on each contract anniversary from the accumulated value of the contract to compensate Thrivent Financial for administrative expenses relating to the contract and the Variable Account. This charge is deducted by redeeming units of the subaccounts of the Variable Account. No such charge is deducted from contracts for which total premiums paid, less surrenders, equals or exceeds $5,000. No administrative charge is payable during the annuity payment period.
A daily charge is deducted from the value of the net assets of the Variable Account to compensate Thrivent for mortality and expense risks assumed in connection with the contract. The charge is based on the average daily net assets of the Variable Account and is equal to annual rate of 1.00% during accumulation period of the contract and 0.85% while the contract is pending payout due to a death claim.
Additionally, during the year ended December 31, 2025, management fees were paid indirectly to Thrivent Financial in its capacity as advisor to the Thrivent Series Fund.
(4) UNIT ACTIVITY
Transactions (including transfers among subaccounts) for accumulation and death claim units were as follows:
Subaccount	Units Outstanding at January 1, 2024	Units Issued	Units Issued as a result of merger	Units Redeemed	Units Outstanding at December 31, 2024	Units Issued	Units Redeemed	Units Outstanding at December 31, 2025
Aggressive Allocation	2,773,934	105,572		(383,180)	2,496,326	119,972	(411,906)	2,204,392
All Cap	357,283	22,366		(54,350)	325,299	18,260	(54,222)	289,337
Conservative Allocation	847,318	71,941		(198,613)	720,646	75,027	(186,854)	608,819
Dynamic Allocation	396,860	24,584		(76,773)	344,671	19,846	(45,826)	318,691
Emerging Markets Equity	166,133	8,945		(29,788)	145,290	20,077	(28,303)	137,064
ESG Index	61,669	54,108		(25,358)	90,419	13,163	(16,973)	86,609
Global Stock	569,066	44,735	46,125	(120,008)	539,918	40,696	(94,557)	486,057
Government Bond	299,569	41,060		(70,186)	270,443	68,498	(74,435)	264,506
Healthcare	277,595	13,173		(62,540)	228,228	16,763	(58,452)	186,539
High Yield	1,030,204	97,152		(191,609)	935,747	103,186	(224,745)	814,188
Income	972,231	148,088		(225,556)	894,763	129,385	(228,945)	795,203
International Equity	3,511,059	143,434		(524,660)	3,129,833	179,617	(497,942)	2,811,508
International Index	46,799	12,600		(12,462)	46,937	43,957	(14,210)	76,684
Large Cap Growth	1,697,729	189,188		(346,183)	1,540,734	189,502	(369,338)	1,360,898
Large Cap Index	798,841	56,612		(137,494)	717,959	59,289	(125,157)	652,091
Large Cap Value	1,273,614	88,290		(210,565)	1,151,339	75,010	(210,620)	1,015,729
Mid Cap Growth	155,048	32,788		(23,242)	164,594	12,412	(39,596)	137,410
Mid Cap Index	348,634	24,721		(54,873)	318,482	33,109	(70,340)	281,251
Mid Cap Stock	3,472,600	132,954		(460,064)	3,145,490	112,229	(512,357)	2,745,362
Mid Cap Value	81,907	13,783		(28,969)	66,721	8,114	(12,248)	62,587
Moderate Allocation	13,138,597	616,334		(2,203,672)	11,551,259	559,087	(1,968,259)	10,142,087
Moderately Aggressive Allocation	9,016,424	403,961		(1,521,346)	7,899,039	332,585	(1,298,267)	6,933,357
Moderately Conservative Allocation	5,013,433	358,323		(944,311)	4,427,445	417,997	(1,043,161)	3,802,281
Money Market	7,429,339	4,329,622		(3,627,786)	8,131,175	5,088,403	(4,689,669)	8,529,909
Multisector Bond	263,630	34,439	47,845	(57,345)	288,569	27,978	(50,633)	265,914
Real Estate Securities	187,693	11,361		(36,240)	162,814	13,404	(34,167)	142,051
Short-Term Bond	771,970	76,614		(128,588)	719,996	101,340	(159,772)	661,564
Small Cap Growth	189,865	56,241		(27,503)	218,603	19,774	(48,475)	189,902

THRIVENT VARIABLE ANNUITY ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (continued)
(4) UNIT ACTIVITY - continued

Subaccount	Units Outstanding at January 1, 2024	Units Issued	Units Issued as a result of merger	Units Redeemed	Units Outstanding at December 31, 2024	Units Issued	Units Redeemed	Units Outstanding at December 31, 2025
Small Cap Index	338,144	29,027		(65,948)	301,223	27,542	(66,951)	261,814
Small Cap Stock	582,167	46,953		(98,885)	530,235	33,868	(113,816)	450,287
(5) PURCHASES AND SALES OF INVESTMENTS
The aggregate costs of purchases and proceeds from sales of investments in the Funds for the year ended December 31, 2025 were as follows:
Subaccount	Purchases	Sales
Aggressive Allocation	$11,109,543	$15,092,058
All Cap	1,056,704	2,439,242
Conservative Allocation	2,438,014	5,197,365
Dynamic Allocation	971,271	1,309,660
Emerging Markets Equity	379,116	458,880
ESG Index	287,767	361,117
Global Stock	3,017,483	3,212,213
Government Bond	1,206,600	1,179,052
Healthcare	426,486	1,971,927
High Yield	5,388,491	10,680,714
Income	4,456,254	8,264,870
International Equity	2,263,458	6,689,191
International Index	732,013	230,541
Large Cap Growth	49,707,850	78,424,198
Large Cap Index	4,222,198	7,349,124
Large Cap Value	8,699,030	8,770,789
Mid Cap Growth	172,708	576,049
Mid Cap Index	2,332,770	3,737,133
Mid Cap Stock	23,415,909	29,884,570
Mid Cap Value	261,846	241,388
Moderate Allocation	41,460,666	52,258,483
Moderately Aggressive Allocation	25,871,735	41,702,176
Moderately Conservative Allocation	14,588,216	21,762,328
Money Market	8,759,488	7,464,501
Multisector Bond	650,532	858,433
Real Estate Securities	1,072,911	1,461,600
Short-Term Bond	1,757,831	2,323,423
Small Cap Growth	291,055	813,325
Small Cap Index	1,812,078	3,256,384
Small Cap Stock	2,384,078	5,266,209
(6) FINANCIAL HIGHLIGHTS
A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios and total return ratios for each of the five years in the period ended December 31, 2025, as follows:

THRIVENT VARIABLE ANNUITY ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2025	2024	2023	2022	2021
Aggressive Allocation
Units (a)	2,207,159	2,497,771	2,775,065	3,019,348	3,260,752
Unit value	$46.01	$40.13	$34.94	$29.61	$36.47
Deathclaim units	84	1,624	2,166	1,648	13
Deathclaim unit value	$44.16	$38.45	$33.42	$28.28	$34.79
Net assets	$101,539,900	$100,279,821	$97,001,079	$89,417,678	$118,891,269
Ratio of expenses to net assets (b)	0.85 - 1.00%	0.85 - 1.00%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (c)	1.62%	1.51%	1.85%	0.83%	0.79%
Total return (d)	14.66 - 14.83%	14.87 - 15.05%	18.01 - 18.18%	(18.82) - (18.70) %	18.88 - 19.06%
All Cap
Units (a)	288,076	323,529	356,100	394,312	435,307
Unit value	$51.72	$44.25	$37.29	$30.87	$38.16
Deathclaim units	1,565	2,178	2,118	1,164	1,888
Deathclaim unit value	$56.54	$48.31	$40.65	$33.60	$41.47
Net assets	$15,030,915	$14,463,231	$13,400,708	$12,258,458	$16,753,685
Ratio of expenses to net assets (b)	0.85 - 1.00%	0.85 - 1.00%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (c)	0.59%	0.67%	0.96%	0.56%	0.41%
Total return (d)	16.87 - 17.05%	18.66 - 18.84%	20.80 - 20.98%	(19.10) - (18.98) %	22.75 - 22.94%
Conservative Allocation (1)
Units (a)	609,210	707,813	845,104	929,587	1,039,419
Unit value	$33.21	$30.44	$28.70	$26.33	$30.39
Deathclaim units	2,998	18,966	9,727	8,009	6,826
Deathclaim unit value	$25.90	$23.71	$22.32	$20.45	$23.56
Net assets	$20,355,330	$22,065,506	$24,539,905	$24,698,820	$31,804,746
Ratio of expenses to net assets (b)	0.85 - 1.00%	0.85 - 1.00%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (c)	4.63%	4.68%	3.89%	2.90%	2.99%
Total return (d)	9.07 - 9.24%	6.06 - 6.22%	9.00 - 9.17%	(13.34) - (13.21) %	5.70 - 5.86%
Dynamic Allocation (1)
Units (a)	320,350	347,142	399,819	462,026	500,026
Unit value	$32.20	$28.88	$26.88	$24.16	$28.33
Deathclaim units	1,264	1,287	1,738	2,028	1,405
Deathclaim unit value	$28.99	$25.96	$24.12	$21.65	$25.35
Net assets	$10,373,067	$10,116,449	$10,848,633	$11,261,475	$14,267,592
Ratio of expenses to net assets (b)	0.85 - 1.00%	0.85 - 1.00%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (c)	3.30%	3.41%	2.78%	2.09%	2.30%
Total return (d)	11.50 - 11.67%	7.43 - 7.60%	11.24 - 11.40%	(14.71) - (14.58) %	11.21 - 11.38%

THRIVENT VARIABLE ANNUITY ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2025	2024	2023	2022	2021
Emerging Markets Equity (3)
Units (a)	137,254	145,367	166,114	194,745	231,928
Unit value	$18.70	$14.28	$13.25	$12.27	$16.75
Deathclaim units	41	194	332	531	194
Deathclaim unit value	$19.20	$14.65	$13.56	$12.55	$17.09
Net assets	$2,567,873	$2,079,944	$2,205,528	$2,399,241	$3,890,318
Ratio of expenses to net assets (b)	0.85 - 1.00%	0.85 - 1.00%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (c)	1.72%	2.71%	3.14%	0.83%	0.17%
Total return (d)	30.88 - 31.08%	7.83 - 7.99%	7.94 - 8.10%	(26.72) - (26.61) %	(5.77) - (5.63) %
ESG Index
Units (a)	86,164	90,419	61,669	55,005	53,287
Unit value	$23.01	$19.73	$16.30	$12.85	$16.63
Deathclaim units	445	—	—	—	—
Deathclaim unit value	$23.21	$19.87	$16.39	$12.91	$16.67
Net assets	$1,992,847	$1,784,113	$1,005,162	$707,084	$885,931
Ratio of expenses to net assets (b)	0.85 - 1.00%	0.85 - 1.00%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (c)	0.91%	0.90%	1.07%	0.56%	0.00%
Total return (d)	16.61 - 16.78%	21.06 - 21.24%	26.80 - 26.98%	(22.68) - (22.56) %	29.35 - 29.55%
Global Stock (2)
Units (a)	486,814	541,152	571,291	612,595	679,774
Unit value	$39.50	$33.02	$28.95	$23.99	$29.93
Deathclaim units	1,832	2,249	1,802	470	822
Deathclaim unit value	$38.85	$32.43	$28.39	$23.49	$29.26
Net assets	$19,351,356	$17,992,885	$16,632,681	$14,762,278	$20,437,855
Ratio of expenses to net assets (b)	0.85 - 1.00%	0.85 - 1.00%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (c)	1.78%	1.95%	1.25%	1.11%	0.90%
Total return (d)	19.62 - 19.79%	14.05 - 14.22%	20.70 - 20.88%	(19.85) - (19.73) %	19.39 - 19.57%
Government Bond
Units (a)	264,455	270,321	298,168	341,277	395,962
Unit value	$16.74	$15.75	$15.73	$15.24	$17.19
Deathclaim units	446	967	2,898	38	131
Deathclaim unit value	$15.22	$14.30	$14.26	$13.79	$15.54
Net assets	$4,471,033	$4,306,859	$4,764,364	$5,232,200	$6,838,404
Ratio of expenses to net assets (b)	0.85 - 1.00%	0.85 - 1.00%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (c)	3.91%	4.02%	3.25%	2.16%	1.33%
Total return (d)	6.25 - 6.41%	0.14 - 0.29%	3.23 - 3.39%	(11.35) - (11.22) %	(2.60) - (2.45) %

THRIVENT VARIABLE ANNUITY ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2025	2024	2023	2022	2021
Healthcare (3)
Units (a)	186,769	228,479	277,539	310,966	341,900
Unit value	$40.92	$36.55	$36.95	$35.87	$38.40
Deathclaim units	—	16	408	230	377
Deathclaim unit value	$42.02	$37.48	$37.83	$36.67	$39.20
Net assets	$7,643,930	$8,354,278	$10,274,196	$11,166,441	$13,145,380
Ratio of expenses to net assets (b)	0.85 - 1.00%	0.85 - 1.00%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (c)	0.76%	0.77%	0.55%	0.26%	0.29%
Total return (d)	11.95 - 12.12%	(1.09) - (0.94) %	3.01 - 3.16%	(6.57) - (6.43)%	11.53 - 11.70%
High Yield
Units (a)	817,994	942,663	1,037,740	1,158,187	1,286,196
Unit value	$72.10	$66.95	$63.21	$57.15	$64.36
Deathclaim units	10,664	10,820	13,909	10,902	14,214
Deathclaim unit value	$26.84	$24.89	$23.46	$21.18	$23.81
Net assets	$59,440,088	$63,471,349	$65,932,821	$66,399,951	$82,955,673
Ratio of expenses to net assets (b)	0.85 - 1.00%	0.85 - 1.00%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (c)	6.41%	6.41%	6.03%	5.41%	4.59%
Total return (d)	7.70 - 7.86%	5.91 - 6.07%	10.61 - 10.78%	(11.20) - (11.07) %	3.26 - 3.41%
Income
Units (a)	798,806	899,969	971,862	1,072,115	1,248,059
Unit value	$56.13	$52.53	$51.44	$47.59	$57.19
Deathclaim units	5,818	6,630	15,481	13,064	15,324
Deathclaim unit value	$19.52	$18.24	$17.84	$16.48	$19.77
Net assets	$45,085,178	$47,584,118	$50,419,255	$51,311,374	$71,658,318
Ratio of expenses to net assets (b)	0.85 - 1.00%	0.85 - 1.00%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (c)	4.59%	4.42%	4.15%	3.48%	2.78%
Total return (d)	6.85 - 7.01%	2.11 - 2.26%	8.10 - 8.26%	(16.78) - (16.66) %	(1.56) - (1.41) %
International Equity (1)
Units (a)	2,825,199	3,145,807	3,527,701	3,903,304	4,302,858
Unit value	$17.46	$13.48	$13.06	$11.18	$13.84
Deathclaim units	6,605	9,291	14,601	7,310	10,902
Deathclaim unit value	$17.93	$13.82	$13.37	$11.43	$14.13
Net assets	$49,644,510	$42,678,438	$46,400,452	$43,844,642	$59,859,665
Ratio of expenses to net assets (b)	0.85 - 1.00%	0.85 - 1.00%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (c)	2.25%	3.08%	2.64%	2.72%	1.56%
Total return (d)	29.57 - 29.77%	3.20 - 3.36%	16.82 - 16.99%	(19.24) - (19.12) %	13.21 - 13.38%

THRIVENT VARIABLE ANNUITY ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2025	2024	2023	2022	2021
International Index
Units (a)	76,684	46,937	46,799	37,199	42,807
Unit value	$18.37	$14.14	$13.83	$11.88	$14.05
Deathclaim units	—	—	—	—	—
Deathclaim unit value	$18.52	$14.24	$13.91	$11.92	$14.09
Net assets	$1,408,465	$663,928	$647,357	$441,767	$601,603
Ratio of expenses to net assets (b)	0.85 - 1.00%	0.85 - 1.00%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (c)	2.06%	2.83%	2.15%	2.40%	0.18%
Total return (d)	29.85 - 30.04%	2.26 - 2.41%	16.48 - 16.65%	(15.50) - (15.37) %	9.65 - 9.82%
Large Cap Growth
Units (a)	1,362,052	1,550,935	1,713,395	1,881,636	2,084,395
Unit value	$404.82	$349.64	$270.49	$185.94	$283.27
Deathclaim units	21,005	18,971	20,470	22,727	28,089
Deathclaim unit value	$83.96	$72.40	$55.93	$38.39	$58.40
Net assets	$551,910,586	$541,607,300	$462,191,702	$348,412,110	$587,000,994
Ratio of expenses to net assets (b)	0.85 - 1.00%	0.85 - 1.00%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (c)	0.41%	0.43%	0.21%	0.00%	0.13%
Total return (d)	15.78 - 15.96%	29.26 - 29.46%	45.47 - 45.69%	(34.36) - (34.26) %	21.63 - 21.81%
Large Cap Index
Units (a)	654,129	719,979	801,157	874,313	958,009
Unit value	$72.13	$61.94	$50.18	$40.26	$49.82
Deathclaim units	199	1,105	1,423	126	1,360
Deathclaim unit value	$65.71	$56.35	$45.58	$36.51	$45.12
Net assets	$47,345,031	$44,781,678	$40,363,994	$35,294,458	$47,905,680
Ratio of expenses to net assets (b)	0.85 - 1.00%	0.85 - 1.00%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (c)	1.04%	1.21%	1.34%	1.21%	1.39%
Total return (d)	16.45 - 16.63%	23.44 - 23.63%	24.63 - 24.82%	(19.19) - (19.07) %	27.01 - 27.20%
Large Cap Value
Units (a)	1,015,881	1,150,451	1,274,762	1,414,366	1,385,350
Unit value	$51.72	$43.66	$39.01	$34.94	$37.06
Deathclaim units	2,548	5,087	4,285	2,683	2,195
Deathclaim unit value	$48.21	$40.63	$36.25	$32.42	$34.34
Net assets	$52,794,582	$50,612,094	$50,044,067	$49,668,518	$51,585,338
Ratio of expenses to net assets (b)	0.85 - 1.00%	0.85 - 1.00%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (c)	1.56%	1.60%	1.73%	1.29%	1.20%
Total return (d)	18.46 - 18.64%	11.91 - 12.08%	11.64 - 11.81%	(5.72) - (5.57)%	30.61 - 30.81%

THRIVENT VARIABLE ANNUITY ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2025	2024	2023	2022	2021
Mid Cap Growth
Units (a)	137,410	164,594	155,048	131,913	113,415
Unit value	$14.83	$14.62	$13.41	$11.58	$16.38
Deathclaim units	—	—	—	—	—
Deathclaim unit value	$14.96	$14.72	$13.49	$11.63	$16.42
Net assets	$2,038,339	$2,405,929	$2,079,716	$1,527,378	$1,857,547
Ratio of expenses to net assets (b)	0.85 - 1.00%	0.85 - 1.00%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (c)	0.00%	0.00%	0.00%	0.00%	0.00%
Total return (d)	1.48 - 1.63%	8.98 - 9.14%	15.85 - 16.02%	(29.30) - (29.20) %	10.57 - 10.74%
Mid Cap Index
Units (a)	280,590	319,008	349,321	384,517	413,216
Unit value	$62.11	$58.50	$52.02	$45.27	$52.75
Deathclaim units	1,678	843	878	76	462
Deathclaim unit value	$50.03	$47.05	$41.78	$36.30	$42.24
Net assets	$17,564,005	$18,751,036	$18,254,685	$17,450,873	$21,871,305
Ratio of expenses to net assets (b)	0.85 - 1.00%	0.85 - 1.00%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (c)	1.20%	1.30%	1.36%	1.09%	0.96%
Total return (d)	6.16 - 6.32%	12.46 - 12.63%	14.92 - 15.10%	(14.20) - (14.07) %	23.11 - 23.30%
Mid Cap Stock
Units (a)	2,756,187	3,161,274	3,497,980	3,800,765	4,143,434
Unit value	$66.72	$64.35	$58.96	$52.20	$64.33
Deathclaim units	8,511	8,626	5,101	8,753	9,316
Deathclaim unit value	$51.70	$49.78	$45.55	$40.27	$49.55
Net assets	$185,235,915	$204,904,468	$207,505,829	$199,750,353	$268,196,596
Ratio of expenses to net assets (b)	0.85 - 1.00%	0.85 - 1.00%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (c)	0.79%	0.53%	0.42%	0.31%	0.24%
Total return (d)	3.69 - 3.84%	9.13 - 9.30%	12.95 - 13.12%	(18.86) - (18.73) %	27.40 - 27.59%
Mid Cap Value
Units (a)	62,587	66,721	81,907	83,791	48,781
Unit value	$21.38	$19.49	$17.95	$16.01	$17.08
Deathclaim units	—	—	—	—	—
Deathclaim unit value	$21.56	$19.62	$18.04	$16.08	$17.12
Net assets	$1,338,086	$1,300,066	$1,469,845	$1,341,632	$833,226
Ratio of expenses to net assets (b)	0.85 - 1.00%	0.85 - 1.00%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (c)	1.12%	1.23%	0.82%	0.00%	0.58%
Total return (d)	9.72 - 9.89%	8.58 - 8.74%	12.08 - 12.24%	(6.26) - (6.12)%	29.45 - 29.64%

THRIVENT VARIABLE ANNUITY ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2025	2024	2023	2022	2021
Moderate Allocation
Units (a)	10,166,236	11,594,563	13,167,854	14,506,491	16,084,600
Unit value	$32.64	$29.01	$25.91	$22.55	$27.20
Deathclaim units	21,845	12,774	37,301	30,283	42,040
Deathclaim unit value	$32.17	$28.55	$25.46	$22.12	$26.65
Net assets	$332,992,365	$337,209,220	$342,534,605	$328,142,170	$439,006,159
Ratio of expenses to net assets (b)	0.85 - 1.00%	0.85 - 1.00%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (c)	2.58%	2.38%	2.59%	1.63%	1.51%
Total return (d)	12.50 - 12.67%	11.97 - 12.14%	14.91 - 15.09%	(17.10) - (16.98) %	11.46 - 11.62%
Moderately Aggressive Allocation
Units (a)	6,946,491	7,920,452	9,054,058	9,830,865	10,677,424
Unit value	$38.41	$33.60	$29.73	$25.56	$31.29
Deathclaim units	14,386	14,506	5,642	42,139	13,333
Deathclaim unit value	$37.36	$32.63	$28.83	$24.75	$30.26
Net assets	$267,519,484	$266,767,647	$269,556,137	$252,473,850	$334,658,884
Ratio of expenses to net assets (b)	0.85 - 1.00%	0.85 - 1.00%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (c)	1.93%	1.89%	2.54%	1.28%	1.21%
Total return (d)	14.31 - 14.49%	13.01 - 13.18%	16.32 - 16.49%	(18.32) - (18.19) %	15.07 - 15.25%
Moderately Conservative Allocation
Units (a)	3,809,250	4,441,833	5,029,291	5,724,463	6,367,401
Unit value	$24.23	$21.83	$20.34	$18.35	$21.76
Deathclaim units	9,498	8,088	11,128	18,389	17,047
Deathclaim unit value	$24.15	$21.73	$20.22	$18.21	$21.56
Net assets	$92,649,307	$97,244,480	$102,621,105	$105,426,008	$138,936,659
Ratio of expenses to net assets (b)	0.85 - 1.00%	0.85 - 1.00%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (c)	3.67%	3.23%	2.92%	2.10%	1.82%
Total return (d)	10.98 - 11.15%	7.32 - 7.48%	10.86 - 11.03%	(15.66) - (15.54) %	6.02 - 6.18%
Money Market
Units (a)	8,535,468	8,138,093	7,418,142	5,200,754	5,703,250
Unit value	$2.04	$1.98	$1.90	$1.83	$1.83
Deathclaim units	6,096	7,842	29,196	25,252	3,304
Deathclaim unit value	$1.15	$1.11	$1.07	$1.03	$1.02
Net assets	$17,440,665	$16,144,977	$14,180,657	$9,636,143	$10,515,741
Ratio of expenses to net assets (b)	0.85 - 1.00%	0.85 - 1.00%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (c)	3.99%	4.95%	4.79%	1.27%	0.00%
Total return (d)	3.02 - 3.18%	3.98 - 4.14%	3.74 - 3.89%	0.26 - 0.41%	(1.09) - (0.95) %

THRIVENT VARIABLE ANNUITY ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2025	2024	2023	2022	2021
Multisector Bond (1,2)
Units (a)	266,186	289,006	261,519	339,337	341,081
Unit value	$17.77	$16.63	$15.96	$14.82	$16.74
Deathclaim units	398	354	3,161	2,981	265
Deathclaim unit value	$17.52	$16.37	$15.69	$14.54	$16.40
Net assets	$4,746,796	$4,821,233	$4,234,786	$5,081,494	$5,723,682
Ratio of expenses to net assets (b)	0.85 - 1.00%	0.85 - 1.00%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (c)	4.83%	4.91%	4.90%	4.04%	2.99%
Total return (d)	6.85 - 7.01%	4.16 - 4.31%	7.74 - 7.90%	(11.47) - (11.34) %	0.68 - 0.83%
Real Estate Securities
Units (a)	143,321	164,421	189,206	221,655	252,046
Unit value	$49.77	$49.93	$48.89	$44.87	$60.98
Deathclaim units	229	362	1,201	921	134
Deathclaim unit value	$28.11	$28.16	$27.53	$25.23	$34.23
Net assets	$7,196,546	$8,274,998	$9,325,815	$10,010,132	$15,421,957
Ratio of expenses to net assets (b)	0.85 - 1.00%	0.85 - 1.00%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (c)	2.45%	2.60%	2.14%	1.16%	1.39%
Total return (d)	(0.33) - (0.18) %	2.14 - 2.29%	8.94 - 9.10%	(26.41) - (26.30) %	40.56 - 40.77%
Short-Term Bond (1)
Units (a)	662,852	720,855	776,502	833,614	882,640
Unit value	$15.42	$14.68	$14.05	$13.35	$14.09
Deathclaim units	2,085	3,767	1,546	1,792	665
Deathclaim unit value	$14.61	$13.89	$13.27	$12.59	$13.27
Net assets	$10,286,388	$10,675,103	$10,958,347	$11,184,657	$12,472,143
Ratio of expenses to net assets (b)	0.85 - 1.00%	0.85 - 1.00%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (c)	4.20%	3.88%	3.20%	2.07%	1.56%
Total return (d)	5.01 - 5.17%	4.53 - 4.69%	5.22 - 5.38%	(5.23) - (5.09)%	(0.83) - (0.68) %
Small Cap Growth
Units (a)	189,789	218,665	189,931	142,373	116,378
Unit value	$17.92	$17.76	$16.19	$14.90	$19.55
Deathclaim units	170	—	—	—	—
Deathclaim unit value	$18.12	$17.94	$16.33	$15.01	$19.65
Net assets	$3,403,227	$3,884,073	$3,075,606	$2,121,724	$2,274,677
Ratio of expenses to net assets (b)	0.85 - 1.00%	0.85 - 1.00%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (c)	0.00%	0.00%	0.00%	0.00%	0.00%
Total return (d)	0.86 - 1.01%	9.69 - 9.86%	8.66 - 8.82%	(23.75) - (23.64) %	10.71 - 10.88%

THRIVENT VARIABLE ANNUITY ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2025	2024	2023	2022	2021
Small Cap Index
Units (a)	262,187	301,888	338,815	356,175	385,310
Unit value	$56.77	$54.20	$50.51	$44.10	$53.27
Deathclaim units	232	673	944	201	242
Deathclaim unit value	$44.87	$42.78	$39.80	$34.70	$41.85
Net assets	$14,924,465	$16,430,596	$17,184,469	$15,747,341	$20,573,822
Ratio of expenses to net assets (b)	0.85 - 1.00%	0.85 - 1.00%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (c)	1.32%	1.33%	1.18%	1.16%	0.81%
Total return (d)	4.74 - 4.90%	7.31 - 7.48%	14.53 - 14.70%	(17.21) - (17.09) %	25.12 - 25.31%
Small Cap Stock
Units (a)	443,144	526,322	578,997	634,746	667,874
Unit value	$54.98	$54.21	$49.19	$44.15	$49.86
Deathclaim units	8,410	5,611	5,379	5,247	5,642
Deathclaim unit value	$43.32	$42.64	$38.63	$34.63	$39.04
Net assets	$24,812,285	$28,856,510	$28,759,524	$28,275,599	$33,591,516
Ratio of expenses to net assets (b)	0.85 - 1.00%	0.85 - 1.00%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (c)	0.59%	0.64%	0.62%	0.33%	0.79%
Total return (d)	1.43 - 1.58%	10.22 - 10.38%	11.40 - 11.56%	(11.44) - (11.31) %	23.40 - 23.59%

(a)
These amounts represent the units for contracts in accumulation and contracts in payout.
(b)
These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.
(c)
These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against the contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.
(d)
These amounts represent the total return for periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated using accumulation unit values.
(1)
The following name changes were effective April 30, 2025:

Conservative Allocation was formerly known as Diversified Income Plus.

Dynamic Allocation was formerly known as Balanced Income Plus.

International Equity was formerly known as International Allocation.

Multisector Bond was formerly known as Opportunity Income Plus.

Short-Term Bond was formerly known as Limited Maturity Bond.
(2)
The following mergers were effective July 26, 2024:

Low Volatility Equity merged into Global Stock.

Multidimensional Income merged into Opportunity Income Plus.
(3)
The following name changes were effective April 30, 2023:

Emerging Markets Equity was formerly known as Partner Emerging Markets Equity.

THRIVENT VARIABLE ANNUITY ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued

Healthcare was formerly known as Partner Healthcare.
(7) SUBACCOUNT MERGERS
A Special Meeting of shareholders of the Thrivent Low Volatillity Equity and Thrivent Multidimensional Income (the “Target Portfolios”) which is a separate series of Thrivent Series Fund, Inc. (“the Fund”), was held on June 27, 2024. The Contractholders of each Subaccount voted in favor of merging the Target Portfolios into the Portfolios shown below (“the Acquiring Portfolios”) effective July 26, 2024.
	The Target Portfolio	The Acquiring Portfolio
Merger 1	Thrivent Low Volatility Equity	Thrivent Global Stock
Merger 2	Thrivent Multidimensional Income	Thrivent Opportunity Income Plus
The merger was accomplished by tax free exchanges as detailed below:
Merger 1	Net Assets as of July 26, 2024	Shares as of July 26, 2024
Acquiring Portfolio	$16,707,550	1,172,279
Target Portfolio	$1,452,600	119,342
After Acquisition	$18,160,150	1,291,621

Merger 2	Net Assets as of July 26, 2024	Shares as of July 26, 2024
Acquiring Portfolio	$4,089,124	455,222
Target Portfolio	$780,152	86,756
After Acquisition	$4,869,276	541,978
The target portfolios had the following unrealized appreciation/depreciation, accumulated net realized gains/losses and net investment income as of July 25, 2024.
Portfolio	Unrealized Appreciation (Depreciation)	Net Investment Income (loss)	Accumulated Net Realized Gain (Loss)
Thrivent Low Volatility Equity	$(109,007)	$50,539	$176,221
Thrivent Multidimensional Income	$79,327	$61,643	$(114,914)
Assuming the acquisition had been completed on January 1, 2024 the beginning of the annual reporting period of the Portfolios, the Acquiring Portfolio's unaudited pro forma results of operations for the year ended December 31, 2024, would have been as follows:
Portfolio	Unrealized Appreciation (Depreciation)	Net Investment Income (loss)	Accumulated Net Realized Gain (Loss)
Thrivent Global Stock	$828,992	$208,995	$1,356,163
Thrivent Opportunity Income Plus	$140,268	$231,966	$(168,342)
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practical to separate the amounts of revenue and earnings of the Target Portfolio that have been included in the Acquiring Portfolio's statement of operations since July 26, 2024.

THRIVENT VARIABLE ANNUITY ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (continued)
(7) SUBACCOUNT MERGERS - continued

Assuming the acquisition had been completed on January 1, 2023 the beginning of the annual reporting period of the Portfolios, the Acquiring Portfolio's unaudited pro forma results of operations for the year ended December 31, 2023, would have been as follows:
Portfolio	Unrealized Appreciation (Depreciation)	Net Investment Income (loss)	Accumulated Net Realized Gain (Loss)
Thrivent Global Stock	$2,741,132	$31,579	$268,838
Thrivent Opportunity Income Plus	$418,136	$226,576	$(225,538)

PART C. OTHER INFORMATION
Exhibit (b)	Description	Filed Herewith / Incorporated by reference from
(a)	Resolution of the Board of Directors of Lutheran Brotherhood authorizing the establishment of Thrivent Variable Annuity Account B (“Registered Separate Account”)	Post-Effective Amendment No. 8 to the registration statement of Thrivent Variable Annuity Account B, Registration Statement No. 33-67012, filed on April 30, 1998
(b)	Custodian Agreements	Not Applicable
(c)(i)	Principal Underwriting Agreement between the Insurance Company and Thrivent Investment Management Inc.	Post-Effective Amendment No. 5 to the registration statement of Thrivent Variable Annuity Account B, Registration Statement No. 333-76154, filed on April 20, 2006
(c)(ii)	Specimen of Distribution Agreement with Registered Representatives	Post-Effective Amendment No. 10 to the registration statement of Thrivent Variable Annuity Account B, Registration Statement No. 333-76154, filed on April 18, 2011
(d)(i)	Form of Contract	Post-Effective Amendment No. 8 to the registration statement of Thrivent Variable Annuity Account B, Registration Statement No. 33-67012, filed on April 30, 1998
(d)(ii)	403(b) Tax Sheltered Annuity Endorsement	Post-Effective Amendment No. 9 to the registration statement of Thrivent Variable Annuity Account B, Registration Statement No. 333-76154, filed on April 19, 2010
(d)(iii)	Roth Individual Retirement Annuity Endorsement	Post-Effective Amendment No. 9 to the registration statement of Thrivent Variable Annuity Account B, Registration Statement No. 333-76154, filed on April 19, 2010
(d)(iv)	SIMPLE Individual Retirement Annuity Endorsement	Post-Effective Amendment No. 9 to the registration statement of Thrivent Variable Annuity Account B, Registration Statement No. 333-76154, filed on April 19, 2010
(d)(v)	Individual Retirement Annuity Endorsement	Post-Effective Amendment No. 9 to the registration statement of Thrivent Variable Annuity Account B, Registration Statement No. 333-76154, filed on April 19, 2010
(e)	Contract Application Form	Post-Effective Amendment No. 8 to the registration statement of Thrivent Variable Annuity Account B, Registration Statement No. 33-67012, filed on April 30, 1998
(f)	Articles of Incorporation and Bylaws of Insurance Company	Filed Herewith
(g)	Reinsurance Contracts	Not Applicable
(h)	Participation Agreement between the Insurance Company and the Fund as of December 15, 2003	Post-Effective Amendment No. 1 to the registration statement of Thrivent Variable Life Account I, Registration Statement No. 333-103454, filed on April 19, 2004
(i)	Administrative Contracts	Not Applicable
(j)	Other Material Contracts	Not Applicable
(k)	Opinion of Counsel as to the legality of the securities being registered (including written consent)	Filed Herewith
(l)	Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP	Filed Herewith
(m)	Omitted Financial Statements	Not Applicable
(n)	Initial Capital Agreements	Not Applicable
(o)	Form of Initial Summary Prospectus	Not Applicable
(p)	Power of Attorney for John C. Rademacher	Filed Herewith

Directors and Officers of the Insurance Company
The directors, executive officers and, to the extent responsible for variable annuity operations, other officers of the Insurance Company, are listed below, unless otherwise indicated, their principal address is 600 Portland Avenue S., Suite 100, Minneapolis, MN 55415-4402.
Name and Principal Business Address	Positions and Offices with Insurance Company
Deborah M. Ackerman	Director
Morotoluwa Adebiyi	Vice President and Chief Compliance Officer
N. Cornell Boggs III	Director
Kenneth A. Carow	Director
Bradford N. Creswell	Director
Lynn Crump-Caine	Chair of the Board of Directors
Eric J. Draut	Director
Paul R. Johnston	Executive Vice President, Chief Legal Officer, General Counsel & Secretary
Jill B. Louis	Director
Kathryn V. Marinello	Director
Brian J. McGrane	Director
Nichole B. Pechet	Director
John C. Rademacher	Director
Teresa J. Rasmussen	President, Chief Executive Officer, and Director
Angela S. Rieger	Director
David S. Royal	Executive Vice President, Chief Financial & Investment Officer
Persons Controlled by or Under Common Control with the Insurance Company or the Registered Separate Account
Registered Separate Account is a separate account of the Insurance Company. The Insurance Company is a fraternal benefit society organized under the laws of the State of Wisconsin and is owned by and operated for its members. It has no stockholders and is not subject to the control of any affiliated persons.
The following list shows the persons directly or indirectly controlled by Thrivent. Financial statements of Thrivent will be presented on a consolidated basis.
Thrivent Entities	Primary Business	State of Organization
Thrivent	Fraternal benefit society offering financial services and products	Wisconsin
Thrivent Financial Holdings, Inc.[1]	Holding company with no independent operations	Delaware
North Meadows Investment Ltd.[2]	Real estate development and investment corporation	Wisconsin
Thrivent Advisor Network, LLC[2]	Investment adviser	Delaware
Thrivent Asset Management, LLC[2]	Investment adviser	Delaware
Thrivent Bank[2]	Industrial bank	Utah
Thrivent Distributors, LLC[2]	Limited purpose broker-dealer	Delaware
Thrivent Financial Investor Services Inc.[2]	Transfer agent	Pennsylvania
Thrivent Insurance Agency Inc.[2]	Life and health insurance agency	Minnesota
Newman Financial Services, LLC[3]	Long-term care insurance agency	Minnesota
Thrivent Investment Capital Advisors, LLC[2]	Investment adviser	Delaware
Thrivent Investment Management Inc.[2]	Broker-dealer and investment adviser	Delaware
Thrivent Trust Company[2]	Federally chartered limited purpose trust bank	Federal Charter

Thrivent Entities	Primary Business	State of Organization
Gold Ring Holdings, LLC[1]	Holding vehicle	Delaware
Thrivent Education Funding, LLC[1]	Special purpose entity	Delaware
White Rose CFO 2023 Holdings, LLC[1]	Special purpose entity	Delaware
White Rose CFO 2023, LLC[4]	Special purpose entity	Delaware
BADGER FBN 2025 HOLDINGS, LLC[1]	Special purpose entity	Delaware
BADGER FBN 2025, LLC[5]	Special purpose entity	Delaware
Trout Holdings GP, LLC[1]	General partner	Delaware
Trout Holdings, L.P.[1]	Private equity fund	Delaware
Blue Rock Holdco LLC[2]	Holding vehicle	Delaware
Castle Lending Enterprises, LLC[6]	Special purpose entity	Delaware
College Avenue Student Loans, LLC[7]	Special purpose entity	Delaware
College Ave Student Loan Servicing LLC[8]	Special purpose entity	Delaware
TLC 193 LLC[9]	Special purpose entity	Delaware
Museum Finance, LLC[9]	Special purpose entity	Delaware
College Ave Administrator LLC[8]	Special purpose entity	Delaware
College Ave Depositor, LLC[8]	Special purpose entity	Delaware
College Ave Residual Holdings, LLC[8]	Special purpose entity	Delaware
College Ave Holdings 2019-A, LLC[8]	Special purpose entity	Delaware
Thrivent White Rose GP II, LLC[10]	General partner	Delaware
Thrivent White Rose Fund II Fund of Funds, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose GP III, LLC[10]	General partner	Delaware
Thrivent White Rose Fund III Fund of Funds, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose GP IV, LLC[10]	General partner	Delaware
Thrivent White Rose Fund IV Fund of Funds, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose GP V, LLC[10]	General partner	Delaware
Thrivent White Rose Fund V Fund of Funds, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose GP VI, LLC[10]	General partner	Delaware
Thrivent White Rose Fund VI Fund of Funds, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose GP VII, LLC[10]	General partner	Delaware
Thrivent White Rose Fund VII Equity Direct, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose Fund VII Fund of Funds, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose GP VIII, LLC[10]	General partner	Delaware
Thrivent White Rose Fund VIII Fund of Funds, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose GP IX, LLC[10]	General partner	Delaware
Thrivent White Rose Fund IX Equity Direct, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose Fund IX Fund of Funds, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose GP X, LLC[10]	General partner	Delaware
Thrivent White Rose Fund X Equity Direct, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose Fund X Fund of Funds, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose GP XI, LLC[9]	General partner	Delaware
Thrivent White Rose Fund XI Equity Direct, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose Fund XI Fund of Funds, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose GP XII, LLC[10]	General partner	Delaware
Thrivent White Rose Fund XII Equity Direct, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose Fund XII Fund of Funds, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose GP XIII, LLC[10]	General partner	Delaware
Thrivent White Rose Fund XIII Equity Direct, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose Fund XIII Fund of Funds, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose GP XIV, LLC[10]	General partner	Delaware
Thrivent White Rose Fund XIV Equity Direct, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose Fund XIV Fund of Funds, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose GP XV Fund of Funds, LLC[10]	General partner	Delaware
Thrivent White Rose Fund XV Fund of Funds, L.P.[11]	Private equity fund	Delaware

Thrivent Entities	Primary Business	State of Organization
Thrivent White Rose Feeder XV Fund of Funds, LLC[12]	Private equity fund	Delaware
Thrivent White Rose GP XV Equity Direct, LLC[10]	General partner	Delaware
Thrivent White Rose Fund XV Equity Direct, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose Feeder XV Equity Direct, LLC[12]	Private equity fund	Delaware
Thrivent White Rose GP XVI Fund of Funds, LLC[10]	General partner	Delaware
Thrivent White Rose Fund XVI Fund of Funds, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose Feeder XVI Fund of Funds, LLC[12]	Private equity fund	Delaware
Thrivent White Rose GP XVI Equity Direct, LLC[10]	General partner	Delaware
Thrivent White Rose Fund XVI Equity Direct, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose Feeder XVI Equity Direct, LLC[12]	Private equity fund	Delaware
Thrivent White Rose Opportunity Fund GP, LLC[1]	General partner	Delaware
Thrivent White Rose Opportunity Fund, LP1	Investment subsidiary	Delaware
Thrivent White Rose Real Estate GP, LLC[10]	General partner	Delaware
Thrivent White Rose Real Estate Fund I Fund of Funds, L.P.[11]	Private equity real estate fund	Delaware
Thrivent White Rose Real Estate GP II, LLC[10]	General partner	Delaware
Thrivent White Rose Real Estate Fund II, L.P.[11]	Private equity real estate fund	Delaware
Thrivent White Rose Real Estate GP III, LLC[10]	General partner	Delaware
Thrivent White Rose Real Estate Fund III, L.P.[11]	Private equity real estate fund	Delaware
Thrivent White Rose Real Estate GP IV, LLC[10]	General partner	Delaware
Thrivent White Rose Real Estate Fund IV, L.P.[11]	Private equity real estate fund	Delaware
Thrivent White Rose Real Estate Feeder IV, LLC[12]	Private equity real estate fund	Delaware
Thrivent White Rose Real Estate GP V, LLC[10]	General partner	Delaware
Thrivent White Rose Real Estate Fund V, L.P.[11]	Private equity real estate fund	Delaware
Thrivent White Rose Real Estate Feeder V, LLC[12]	Private equity real estate fund	Delaware
Thrivent White Rose Real Estate GP VI, LLC[10]	General partner	Delaware
Thrivent White Rose Real Estate Fund VI, L.P.[11]	Private equity real estate fund	Delaware
Thrivent White Rose Real Estate Feeder VI, LLC[12]	Private equity real estate fund	Delaware
Thrivent White Rose Endurance GP, LLC[10]	General partner	Delaware
Thrivent White Rose Endurance Fund, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose Endurance GP II, LLC[10]	General partner	Delaware
Thrivent White Rose Endurance Fund II, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose Endurance GP III, LLC[10]	General partner	Delaware
Thrivent White Rose Endurance Fund III, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose Endurance Feeder III, LLC[12]	Private equity fund	Delaware
Thrivent White Rose Endurance GP IV, LLC[10]	General partner	Delaware
Thrivent White Rose Endurance Fund IV, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose Endurance Feeder IV, LLC[12]	Private equity fund	Delaware
Thrivent White Rose Private Credit GP I, LLC[10]	General partner	Delaware
Thrivent White Rose Private Credit Fund I Structured Note LP11	Private credit fund	Delaware
Thrivent White Rose Private Credit Fund I LP11	Private credit fund	Delaware
Twin Bridge Capital Partners, LLC[13]	Investment adviser	Delaware
1
Wholly owned subsidiary of Thrivent.
2
Wholly owned subsidiary of Thrivent Financial Holdings, Inc. Thrivent is the ultimate controlling entity.
3
Wholly owned subsidiary of Thrivent Insurance Agency Inc. Thrivent is the ultimate controlling entity.
4
Wholly owned subsidiary of White Rose CFO 2023 Holdings, LLC. Thrivent is the ultimate controlling entity.
5
Wholly owned subsidiary of BADGER FBN 2025 HOLDINGS, LLC. Thrivent is the ultimate controlling entity.
6
Directly controlled by Blue Rock HoldCo LLC. Thrivent is the ultimate controlling entity.
7
Directly controlled by Castle Lending Enterprises, LLC. Thrivent is the ultimate controlling entity.
8
Directly controlled by College Avenue Student Loans, LLC. Thrivent is the ultimate controlling entity.
9
Directly controlled by College Ave Student Loan Servicing, LLC. Thrivent is the ultimate controlling entity.
10
Directly controlled by Thrivent Investment Capital Advisors, LLC, which is the managing member of the limited liability company. Thrivent owns an interest in the limited liability company and is the ultimate controlling entity.

11
Directly controlled by its general partner. Thrivent is the ultimate controlling entity. The fund is a pooled investment vehicle organized primarily for the purpose of investing assets of Thrivent’s general account.
12
Directly controlled by Thrivent Investment Capital Advisors, LLC, which is the managing member of the limited liability company. The fund is a pooled investment vehicle organized as a feeder fund of the fund. Thrivent is the ultimate controlling entity.
13
Directly controlled by Thrivent. Investment advisory clients include Pacific Street Fund, Twin Bridge Narrow Gate Fund, Twin Bridge Titan Fund, and Twin Bridge Amplify Fund limited partnerships.
The subsidiaries of Thrivent are shown above. In addition, Thrivent Series Fund, Inc. is an investment company registered under the Investment Company Act of 1940, offering its shares to the separate accounts identified below; and the shares of the Fund held in connection with certain of the accounts are voted by Thrivent in accordance with voting instructions obtained from the persons who own, or are receiving payments under, variable annuity or variable life insurance contracts issued in connection with the separate accounts, or in the same proportions as the shares which are so voted.
1.Thrivent Variable Life Account I
2.Thrivent Variable Insurance Account A
3. Thrivent Variable Insurance Account B
4. Thrivent Variable Insurance Account C
5. Thrivent Variable Annuity Account I
6. Thrivent Variable Annuity Account II
7. Thrivent Variable Annuity Account A
8. Thrivent Variable Annuity Account B
9. Thrivent Variable Annuity Account C
Indemnification
Section 33 of the Insurance Company’s Bylaws, Article VIII the Fund’s Articles of Incorporation, Section 4.01 of the Fund’s First Amended and Restated Bylaws, and Section Eight of Thrivent Investment Management Inc.’s Articles of Incorporation, contain provisions requiring the indemnification by the Insurance Company, the Funds, and Thrivent Investment Management Inc. of their respective directors, officers and certain other individuals for any liability arising based on their duties as directors, officers or agents of the Insurance Company, Fund or Thrivent Investment Management Inc., unless, in the case of the Fund, such liability arises due to the willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such office.
Section 8 of the Participation Agreement between the Insurance Company, the Accounts and the Fund contains a provision in which the Fund and Insurance Company mutually agree to indemnify and hold the other party (including its Officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney’s fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party’s gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.
In addition, Section XII of the Investment Advisory Agreement between the Fund and the Insurance Company contain provisions in which the Fund and Insurance Company mutually agree to indemnify and hold the other party (including its officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney’s fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party’s gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant, pursuant to the foregoing provisions or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Insurance Company, the Fund, or Thrivent Investment Management Inc. of expenses incurred or paid by a director or officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person of Registrant in connection with the securities being registered, the Insurance Company, the Fund, or Thrivent Investment Management Inc. will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Principal Underwriter
(a) Other activity. Thrivent Investment Management Inc. is the principal underwriter of the Contracts.
(b) Management. The directors and principal officers of Thrivent Investment Management Inc. are set out below. Unless otherwise indicated, the principal business address of each person named below is 600 Portland Avenue S., Suite 100, Minneapolis, MN 55415-4402.
Name and Principal Business Address	Position and Offices with Underwriter
Nicholas M. Cecere	Executive Vice President, Chief Distribution Officer, and Director
Thomas J. Birr 4321 North Ballard Road Appleton WI 54919	Vice President
Arika V. Johnson	Director
David J. Kloster	President and Director
Andrea C. Golis	Chief Compliance Officer
Andrew D. Norgard	Treasurer
Paul R. Johnston	Director
Caleb A. Bousu	Director
Kathleen M. Koelling 4321 North Ballard Road Appleton WI 54919	Vice President, Privacy Officer
Tonia Nicole James Gilchrist	Chief Legal Officer and Secretary
Sharon K. Minta 4321 North Ballard Road Appleton WI 54919	Anti-Money Laundering Officer
Cynthia J. Nigbur	Assistant Secretary
Jessica E. English	Assistant Secretary
Maria E. Sanchez	Assistant Secretary
Mary E. Faulkner 4321 North Ballard Road Appleton WI 54919	Vice President Chief Information Security Officer
(c) Compensation from Registrant. Not Applicable.
Management Services
Not Applicable.
Fee Representation and Undertakings
Insurance Company hereby represents that, as to the individual flexible premium variable annuity contracts that are the subject of this registration statement, File Number 333-76154, that the fees and charges deducted under the contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Thrivent Financial.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Minneapolis and the State of Minnesota on this 29th day of April, 2026.
Thrivent Variable Annuity Account B (Registered Separate Account)

By:	/s/Tonia Nicole James Gilchrist
Vice President and Managing Counsel on behalf of the Registered Separate Account

Thrivent Financial for Lutherans (Insurance Company)
By:	/s/Tonia Nicole James Gilchrist
Vice President and Managing Counsel on behalf of the Insurance Company
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated below.
Teresa J. Rasmussen*	President, Chief Executive Officer and Director (Principal Executive Officer)

David S. Royal*	Executive Vice President, Chief Financial & Investment Officer
Paul R. Johnston*	Executive Vice President, Chief Legal Officer, General Counsel & Secretary
Deborah M. Ackerman*	Director
N. Cornell Boggs, III*	Director
Kenneth A. Carow*	Director
Bradford N. Creswell*	Director
Lynn Crump-Caine*	Chair of the Board of Directors
Eric J. Draut*	Director
Jill B. Louis*	Director
Kathryn V. Marinello*	Director
Brian J. McGrane*	Director
Nichole B. Pechet*	Director
John C. Rademacher*	Director
Angela S. Rieger*	Director
* Tonia Nicole James Gilchrist, by signing her name hereto, does hereby sign this document on behalf of each of the above-named directors and officers of Thrivent Financial for Lutherans pursuant to powers of attorney duly executed by such persons.
/s/Tonia Nicole James Gilchrist	April 29, 2026
Tonia Nicole James Gilchrist Attorney-in-Fact	Date

INDEX TO EXHIBITS
THRIVENT VARIABLE ANNUITY ACCOUNT B
The exhibits below represent only those exhibits which are newly filed with this Registration Statement. See Item 24 of Part C for exhibits not listed below.
EXHIBIT NO.
EX (f)	Articles of Incorporation and Bylaws of Insurance Company
EX (k)	Opinion and Consent of Counsel as to the legality of the securities being registered (including written consent)
EX (l)	Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP
EX (p)	Power of Attorney for John C. Rademacher